As filed with the Securities and Exchange Commission on October 28, 2004

                                           1933 Act Registration No. 333 - 34806
                                           1940 Act Registration No. 811 - 09901

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

                      Pre-Effective Amendment No. ____ [ ]

                      Post-Effective Amendment No. 7 [ X ]

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

                              Amendment No. 9 [ X ]

                          HILLVIEW INVESTMENT TRUST II
               (Exact name of registrant as specified in charter)

                                  c/o PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (800) 660-9418

                                Joseph A. Bracken
                             700 The Times Building
                                Ardmore, PA 19003
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Arthur J. Brown, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Ave., N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

It is proposed that this filing will become effective:

[X] immediately upon filing pursuant to Paragraph (b) of Rule 485;
[ ] on (date) pursuant to Paragraph (b) of Rule 485;
[ ] 60 days after filing pursuant to Paragraph (a)(1) of Rule 485;
[ ] on (date) pursuant to Paragraph (a)(1) of Rule 485; [ ] 75 days after filing pursuant to Paragraph (a)(2) of Rule 485; or [ ] on (date) pursuant to Paragraph (a)(2) of Rule 483.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Hillview Investment Trust II
Hillview Alpha Fund
Hillview International Alpha Fund







                             ----------------------


                                   PROSPECTUS
                                October 28, 2004


                             ----------------------










As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                    Contents
                    -----------------------------------------

Hillview Alpha Fund                                                     1

Hillview International Alpha Fund                                       6

More About Investment Strategies and Risks                             11

Management                                                             12

Distributions and Taxes                                                14

Shareholder Information                                                15

   Purchasing Shares
   Selling Shares
   Exchanges
   Other Information about Purchases and Redemptions
   Shareholder Reports and Inquiries

Financial Highlights                                                   18

                               Hillview Alpha Fund
                   Investment Objective, Strategies and Risks


Investment Objective

Long-term capital appreciation.

Principal Investment Strategies


Under normal circumstances, the fund intends to invest primarily in common stocks of U.S. small- and mid-capitalization companies (i.e., companies whose stock market capitalization is no larger than the largest company in the Russell Midcap Index of mid-capitalization companies at the time of investment). The fund typically will focus its investments in stocks of companies that are not included in the S&P 500 Index. The fund may invest in large-capitalization companies when the sub-adviser(s) feel such companies are undervalued or present significant potential for growth. The fund may also invest in other equity securities, such as convertible preferred stock, debt securities convertible into or exchangeable for common stock and warrants or rights that are convertible into common stock.

The fund's investment manager, Hillview Capital Advisors, LLC ("Hillview Advisors"), selects sub-advisers to manage specified portions of the fund. Hillview Advisors anticipates that, under normal circumstances, the fund's portfolio will be allocated among four to six sub-advisers. Hillview Advisors has full discretion to allocate and rebalance the fund's assets among the fund's sub-advisers. Hillview Advisors selects sub-advisers with complementary investment styles that are intended to bring the fund enhanced portfolio and style diversification as well as excess return relative to a market benchmark over time. Hillview Advisors seeks sub-advisers with distinguished track records, specific investment processes and experienced personnel. More specifically, Hillview Advisors seeks managers with definable, sustainable advantages over their peers that, when applied in less efficient market sectors, can result in superior returns.


The fund has adopted a "concentrated equity" approach for management of the majority of its assets. Under a concentrated equity approach, a sub-adviser invests only in its "best investment ideas," that is, the securities in which it has the highest confidence for investment success at any given time. For certain sub-advisers, a reasonably concentrated equity approach will mean a portfolio of 15-40 equity securities; for other sub-advisers it will mean a portfolio that has substantially fewer securities than other accounts they manage with similar styles. By focusing on the "best investment ideas" of each sub-adviser, the fund seeks to create a portfolio with increased overall performance when compared to a more broadly diversified portfolio of securities selected by a single sub-adviser. At the same time, the use of multiple sub-advisers with distinct styles is intended to provide a level of overall diversification of securities greater than that of each individual sub-adviser.


Harris Associates L.P. ("Harris"), Ironwood Capital Management, LLC ("Ironwood"), Century Capital Management LLC ("Century"), Pzena Investment Management LLC ("Pzena") and Frontier Capital Management Company, LLC ("Frontier") currently serve as sub-advisers to the fund.

Harris employs a value-oriented, long-term investment philosophy and a fundamental research-driven stock selection process for equity investing. Harris attempts to minimize risk and preserve capital by identifying companies whose securities trade at a substantial discount to Harris' calculation of the companies' true business values. Harris' concentrated approach focuses on securities it believes reflect at least a 30-50% discount to Harris' calculation of the value of the underlying companies.

Ironwood's investment philosophy is to combine the superior long-term performance of small company stocks with the risk averse nature of value investing. Ironwood conducts thorough company analysis to uncover stocks that are priced substantially below each company's long-term economic value. Its philosophy is to be a buyer of the business and to examine each potential investment as a potential acquirer would examine a company, its future prospects and management. Ironwood focuses on stocks with market capitalizations of less than $1 billion.


Century's investment approach focuses on in-house fundamental research to identify companies that will grow faster than the overall market. Typically these include companies that have delivered Return On Equity (ROE) of 15% on rolling three and five year periods and have demonstrated the ability to double book value growth over five years. This strategy uses a bottom-up stock selection process with an emphasis on established service-based companies. Importance is also placed on company visits, business modeling and the analysis of balance sheets, revenues and financial notes.


Pzena employs a "value equity" approach, which involves in-depth fundamental analysis to identify companies whose long-term earnings prospects are not reflected in the current share price. Pzena attempts to capitalize on investment opportunities that may develop when investors overreact to adverse business conditions, resulting in excessive undervaluation of specific securities. Pzena's research focus is on forecasting what a business should earn over a normal business cycle. The firm believes this approach will identify value opportunities for the fund since most equity managers ignore value opportunities because they are concentrating more on predicting near-term earnings.

Frontier seeks capital appreciation by investing in companies expected to generate above-average earnings growth in a concentrated portfolio of no more than 40 stocks. The investment process is driven by internal research, seeking growth companies at reasonable valuations. Frontier attempts to achieve excess return by utilizing the research capabilities of nearly all of its team of research analysts. Each analyst selects up to four stocks and has full discretion over investment ideas, buys and sells, and weightings for his or her portion of the portfolio. The team leader is responsible for certain overall decisions, including sector and industry weightings.

Principal Risks

An investment in the fund is not guaranteed, and you may lose money by investing in the fund.

The fund is not a complete investment program. It has been designed to provide exposure to securities of small to mid-capitalization companies, and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation.

An investment in the fund is subject to a number of risks, including (1) the risk that stock prices may decline over short or even extended periods; (2) the risk that the sub-advisers will not perform as anticipated; (3) the risk of increased volatility that may result from the "concentrated equity" approach; and (4) certain risks, including increased volatility, associated with investment in small- and mid-capitalization company securities.

Stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. If the stock market drops in value, the value of the fund's portfolio investments is also likely to decrease in value. The increase or decrease in the value of the fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.


The fund's investment success depends on the skill of Hillview Advisors and its personnel in evaluating, selecting and monitoring sub-advisers and on the investment management expertise of each sub-adviser and its personnel responsible for managing the fund's assets. Thus, an investment in the fund is subject to the risks that Hillview Advisors will not effectively select and maintain a group of sub-advisers that can meet the fund's objective and that one or more sub-advisers may not perform as anticipated. The strategies and techniques used by an individual sub-adviser may not result in positive investment gains, and the fund may underperform its equity benchmark.

The fund's "concentrated equity" approach involves the risk of decreased diversification due to fewer holdings. Because each sub-adviser may invest in a limited number of securities, changes in the market value of a single issuer held by a sub-adviser could affect the performance of that sub-adviser's portion of the fund and its net asset value more severely than if the sub-adviser's holdings were more extensive. The fund seeks to reduce such risk through the use of multiple sub-advisers. Although each sub-adviser holds only a limited number of holdings, overall the fund's portfolio will be diversified.


Investments in securities of companies with smaller revenues and market capitalizations present greater risks than securities of larger, typically more established companies. Smaller capitalization companies can be more volatile in price than larger capitalization companies due to the generally lower degree of liquidity in the markets for such securities, the greater sensitivity of smaller companies to changes in, or failure of, management, and to other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. In addition, some of the companies in which the fund may invest may be in the early stages of development and have limited operating histories. There may be less publicly available information about small or early stage companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

The fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should investment in the fund be considered a balanced or complete investment program.

Performance


The performance shown on the following page illustrates the risks of an investment in the fund for each full calendar year since the fund commenced operations. The fund's performance is also compared with a broad measure of market performance. All figures assume distributions were reinvested. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns are not relevant for shares held through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, both before and after taxes, is not an indication of how the fund will perform in the future.


                       Annual Total Returns Before Taxes*

                                2001     -2.84%
                                2002    -24.68%
                                2003     48.77%

* Results are shown on a calendar year basis; the fund's fiscal year ends on June 30. The fund's year-to-date return as of September 30, 2004 was 0.70%.



            Best Quarter                        Worst Quarter
               26.80%                             (24.29)%
          (June 30, 2003)                   (September 30, 2002)




                                                                                  Since Inception
Average Annual Returns as of 12/31/03                         1 Year            (September 1, 2000)
-------------------------------------                         ------            -------------------
Before Taxes                                                  48.77%                  (1.39)%

After Taxes on Distributions                                  48.77%                  (1.40)%

After Taxes on Distributions and Sale of Shares               31.70%                  (1.18)%

Wilshire 4500 Index (1)                                       43.85%                  (5.32)%



1 The Wilshire 4500 Index measures the performance of U.S. small- and mid-cap stocks. The index reflects no deduction for fees, expenses or taxes. The index is unmanaged and is not available for direct investment.

                             Expenses and Fee Tables

Fees And Expenses: These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

         Shareholder Fees (fees paid directly from your investment)

           Maximum Sales Charges (Load)..................................None

           Maximum Deferred Sales Charge (Load)..........................None


           Redemption Fee................................................None


           Exchange Fee..................................................None


Annual Fund Operating Expenses (expenses that are deducted from fund assets) (1)


           Management and Advisory Fees (2, 4)                   1.14%
           Distribution (12b-1) Fee                               None
           Other Expenses (3)                                    0.45%
           ---------------
                                                            -----------
           Total Annual Fund Operating Expenses (4)              1.59%

--------------------------

1    Expense information has been restated to reflect current fees.

2 The Management Fee is 0.25% of the fund's average annual assets. The sub-advisory fees are separate fees. The contractual sub-advisory fee rates vary among the sub-advisers and the aggregate rates will depend on the asset allocations to each sub-adviser, which vary over time. The overall management and advisory fee level approved by shareholders of the fund is 1.38%. For further information, see the section entitled "Management."

3 Hillview Advisors had previously contractually agreed to reimburse the fund to limit the expenses of the fund so that Other Expenses (i.e. those expenses other than Management Fee and Sub-Advisory Fee) would not exceed 0.40% of the fund's average annual assets for the period from September 19, 2001 to June 30, 2002. Hillview Advisors may be reimbursed the amount of any previous payments pursuant to this agreement provided that the payments are reimbursed within three years of the original payment date and the combination of the fund's Other Expenses and such reimbursements do not exceed the foregoing expense limitations. Hillview Advisors may be reimbursed the amount of any such payments in the future, provided that the payments are reimbursed within three years of the payment being made and the combination of the fund's Other Expenses and such reimbursements do not exceed the stated contractual cap. If actual Other Expenses are less than the stated contractual cap and Hillview Advisors has recouped any eligible previous payments made, the fund will be charged such lower expenses.

4 Hillview Advisors has voluntarily agreed to waive its Management Fee for the fund's fiscal year ending June 30, 2005. Actual operating expenses including such voluntary waiver for the fiscal year ending June 30, 2004 were 1.34% of the fund's average annual assets.


Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


     1 Year               3 Years             5 Years           10 Years
     ------               -------             -------           --------
      $162                 $502                $866              $1,889

                        Hillview International Alpha Fund
                   Investment Objective, Strategies and Risks


Fund Objective

Long-term capital appreciation.

Principal Investment Strategies

The fund invests primarily in stocks of companies in countries outside the United States that are represented in the MSCI Europe, Australasia, Far East Index ("EAFE Index"). The EAFE Index reflects stocks in most developed countries outside North America. The fund also invests in stocks of issuers in other countries, including emerging markets, as represented in the MSCI Emerging Markets Free Index.


Hillview Advisors selects sub-advisers to manage specified portions of the fund. Hillview Advisors anticipates that, under normal circumstances, the fund's portfolio will be allocated among three to six sub-advisers. Hillview Advisors has full discretion to allocate and rebalance the fund's assets among the fund's sub-advisers. Hillview Advisors selects sub-advisers with complementary investment styles that are intended to bring the fund enhanced portfolio and style diversification as well as excess return relative to a market benchmark over time. Hillview Advisors seeks sub-advisers with distinguished track records, specific investment processes and experienced firm personnel. More specifically, Hillview Advisors seeks managers with definable, sustainable advantages over their peers that, when applied in less efficient market sectors, can result in superior returns.

The fund has adopted a "concentrated equity" approach for management of the majority of its assets. Under a concentrated equity approach, a sub-adviser invests only in its "best investment ideas," that is, the securities in which it has the highest confidence for investment success at any given time. For certain sub-advisers, a concentrated equity approach will mean a portfolio of 15-40 equity securities; for other sub-advisers it will mean a portfolio that has substantially fewer securities than other accounts they manage with similar styles. By focusing on the "best investment ideas" of each sub-adviser, the fund seeks to create a portfolio with increased overall performance when compared to a more broadly diversified portfolio of securities selected by a single sub-adviser. At the same time, the use of multiple sub-advisers with distinct styles is intended to provide a level of overall diversification greater than that of each individual sub-adviser.


The fund seeks to:

o Combine the efforts of several experienced, international money managers, all with superior track records,

o Access the favorite stock-picking ideas of each manager at any point in time,

o Deliver a portfolio that is prudently diversified in terms of stocks and industries while still allowing each manager to run portfolio segments focused on only its favorite stocks, and

o Further diversify across different-sized companies, countries, industries and styles by including managers utilizing a variety of investment disciplines.

The fund invests in securities traded in both developed and emerging markets. Under normal market conditions, emerging market exposure could be as much as 25% of the fund's assets, invested through a combination of emerging market specialist manager(s), as well as emerging markets components of any of the sub-adviser's portfolios. The remainder of the fund's assets are invested in stocks of companies listed and domiciled in developed countries. There are no limits on the fund's geographic asset distribution, but to provide adequate diversification, the fund ordinarily invests in the securities markets of at least five countries outside of the United States. During abnormal market conditions, the fund may invest in U.S. issuers and it may, at times, invest all of its assets in fewer than five countries. Under such circumstances, the fund would not be following its principal investment strategies.

Each sub-adviser has a distinct investment approach. As a group, the sub-advisers invest in stocks with a range of market capitalizations. Although each sub-adviser has the flexibility to invest on a worldwide basis in companies with market capitalizations of any size, the fund may at times invest significantly in small- and mid-capitalization foreign companies under normal market conditions. The fund considers companies with market capitalizations less than the median market capitalization of the EAFE Index to be small- and mid-capitalization companies.

Harris Associates L.P. ("Harris"), BPI Global Asset Management LLP ("BPI"), and Pinnacle Associates Ltd. ("Pinnacle") currently serve as sub-advisers to the fund.

Harris employs a value-oriented, long-term investment philosophy and a fundamental research-driven stock selection process for international equity investing. Harris attempts to minimize risk and preserve capital by identifying companies whose securities trade at a substantial discount to Harris' calculation of the companies' true business values. Harris' concentrated international approach focuses on securities it believes reflect at least a 30-50% discount to Harris' calculation of the value of the underlying companies.

BPI's investment approach utilizes bottom-up analysis to identify stocks for purchase. The firm focuses on what it believes to be quality companies with sustainable, competitive advantages and assesses valuations based on global industry groups as opposed to country valuations. Portfolios are expected to be relatively concentrated, consisting of approximately 35 securities. Country allocations are secondary to stock selection.

Pinnacle invests its portfolio using the firm's International Small Cap strategy. This strategy uses a bottom-up stock selection process and focuses on companies with a unique product or service, long-term growth characteristics and high quality management. Pinnacle seeks to have a fully invested portfolio of 40 to 50 stocks across 13 to 25 countries and diversified by sector.

Principal Risks

An investment in the fund is not guaranteed, and you may lose money by investing in the fund.

The fund is not a complete investment program. It has been designed to provide exposure to securities of companies outside the United States, and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation.

An investment in the fund is subject to a number of risks, including (1) the risk that stock prices may decline over short or even extended periods; (2) the risk that the sub-advisers will not perform as anticipated; (3) certain risks associated with investment in foreign company securities; (4) the risk of increased volatility that may result from the "concentrated equity" approach; and (5) certain risks, including increased volatility, associated with investment in small- and mid-capitalization company securities.

Stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. If the stock markets drop in value, the value of the fund's portfolio investments is also likely to decrease in value. The increase or decrease in the value of the fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the global markets.


The fund's investment success depends on the skill of Hillview Advisors and its personnel in evaluating, selecting and monitoring sub-advisers and on the investment management expertise of each sub-adviser and its personnel responsible for managing the fund's assets. Thus, an investment in the fund is subject to the risks that Hillview Advisors will not effectively select and maintain a group of sub-advisers that can meet the fund's objectives and that one or more of the sub-advisers may not perform as anticipated. The strategies and techniques used by an individual sub-adviser may not result in positive investment gains, and the fund may underperform its equity benchmarks.


Foreign securities involve additional risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic conditions and developments abroad and differences between U.S. and foreign regulatory requirements and market practices. When securities are denominated in foreign currencies, they also are subject to currency risk. Currency risk is the risk that the value of a foreign currency in which one or more of the fund's investments are denominated will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Sector allocation risk is the risk that sub-advisers may not be successful in choosing the best allocation among geographic or other market sectors. A fund that allocates its assets among market sectors is more dependent on its investment adviser's or sub-adviser's ability to successfully assess the relative values in each sector than are funds that do not do so.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and greater price volatility.

The fund's "concentrated equity" approach involves the risk of decreased diversification due to fewer holdings. Because each sub-adviser may invest in a limited number of securities, changes in the market value of a single issuer held by a sub-adviser could affect the performance of that sub-adviser's portion of the fund and its net asset value more severely than if the sub-adviser's holdings were more diversified. The fund seeks to reduce such risk through the use of multiple sub-advisers. Although each sub-adviser holds only a limited number of holdings, overall the fund's portfolio will be diversified.

Investments in securities of companies with smaller revenues and market capitalizations present greater risks than investments in securities of larger, more established companies. Stocks of smaller capitalization companies can be more volatile in price than stocks of larger capitalization companies due to the generally lower degree of liquidity in the markets for such securities, the greater sensitivity of smaller companies to changes in, or failure of, management and to other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. In addition, some of the companies in which the fund may invest may be in the early stages of development and have limited operating histories. There may be less publicly available information about small or early stage companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

The fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should investment in the fund be considered a balanced or complete investment program.

Performance


The performance shown below illustrates the risks of an investment in the fund for each full calendar year since the fund commenced operations. The fund's performance is also compared with broad measures of market performance. All figures assume distributions were reinvested. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns are not relevant for shares held through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, both before and after taxes, is not an indication of how the fund will perform in the future.


                       Annual Total Returns Before Taxes*

                                2001    -16.49%
                                2002    -19.09%
                                2003     44.56%

* Results are shown on a calendar year basis; the fund's fiscal year ends on June 30. The fund's year-to-date return as of September 30, 2004, was -0.45%.


            Best Quarter                        Worst Quarter
               23.67%                             (22.45)%
          (June 30, 2003)                   (September 30, 2002)




                                                                                                 Since Inception
Average Annual Returns as of 12/31/03                                     1 Year               (September 7, 2000)
-------------------------------------                                     ------               -------------------
Before Taxes                                                              44.56%                     (2.33)%
After Taxes on Distributions                                              44.56%                     (2.40)%
After Taxes on Distributions and Sale of Shares                           28.97%                     (2.02)%
--------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index 1                                                         39.17%                      4.95%
MSCI Emerging Markets Free Index (1)                                      40.71%                     (3.78)%


     1 The MSCI EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The
          MSCI EMF (Emerging Markets Free) Index (SM) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The indices reflect no deduction for fees, expenses or taxes. The indices are unmanaged and are not available for direct investment.




                             Expenses and Fee Tables

Fees And Expenses: These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Fees (fees paid directly from your investment)

          Maximum Sales Charges (Load)..................................None

          Maximum Deferred Sales Charge (Load)..........................None

          Redemption Fee................................................None

          Exchange Fee..................................................None

 Annual Fund Operating Expenses (expenses that are deducted from fund assets)

           Management and Advisory Fees (1,3)                     1.05%
           Distribution (12b-1) Fee                                None
           Other Expenses (2)                                     0.85%
           --------------
                                                             -----------
           Total Annual Fund Operating Expenses (3)               1.90%

-------------------------

1 The Management Fee is 0.25% of the fund's average annual assets. The sub-advisory fees are separate fees. The contractual sub-advisory fee rates vary among the sub-advisers and the aggregate rates will depend on the asset allocations to each sub-adviser, which vary over time. The overall management and advisory fee level approved by the shareholders of the fund is 1.20%. For further information, see the section entitled "Management."

2 Hillview Advisors had previously contractually agreed to reimburse the fund to limit the expenses of the fund so that Other Expenses (i.e. those expenses other than Management Fee and Sub-Advisory Fee) would not exceed 0.80% of the fund's average annual assets for the period from September 19, 2001 to June 30, 2002. Hillview Advisors may be reimbursed the amount of any previous payments pursuant to this agreement provided that the payments are reimbursed within three years of the original payment date and the combination of the fund's Other Expenses and such reimbursements do not exceed the foregoing expense limitations. Hillview Advisors may be reimbursed the amount of any such payments in the future, provided that the payments are reimbursed within three years of the payment being made and the combination of the fund's Other Expenses and such reimbursements do not exceed the stated contractual cap. If actual Other Expenses are less than the stated contractual cap and Hillview Advisors has recouped any eligible previous payments made, the fund will be charged such lower expenses.


3 Hillview Advisors has voluntarily agreed to waive its Management Fee for the fund's fiscal year ending June 30, 2005. Actual operating expenses including such voluntary waiver for the fiscal year ending June 30, 2004 were 1.65% of the fund's average annual assets.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


     1 Year               3 Years             5 Years           10 Years
     ------               -------             -------           --------
      $193                 $597               $1,026             $2,222


                   More About Investment Strategies and Risks

Cash and Cash Equivalents. Each sub-adviser normally may invest no more than 10% of its portion of a fund's assets in cash or cash equivalent investments. This 10% restriction will not apply under adverse market, economic, political or other conditions such that a sub-adviser determines that a temporary defensive position is appropriate, or during periods when excess cash is generated through new purchases or when a sub-adviser is unable to identify suitable investments. The management of such cash and cash equivalent securities may be performed by each sub-adviser or by Hillview Advisors. If a fund enters into a temporary defensive position, it may not achieve its investment objective.

The cash equivalent investments that may be purchased by the funds include short-term, high quality debt securities, money market instruments such as bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities purchased by the funds must have received one of the two highest ratings from a nationally recognized statistical rating organization or be of comparable quality. The funds may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions which hold the types of securities described above. In addition, cash not invested in equity securities may be invested in fixed income securities ("Bonds") pending investment in equity securities, as well as to maintain liquidity. Bonds and money market securities, while generally less volatile than equity securities, are subject to interest rate and credit risks.

Options. Each fund may also purchase options on individual equity securities, rather than, or in addition to, buying the underlying equity securities, as a means of limiting its capital at risk in the market. The purchase of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.

Turnover. As part of its investment strategy, each fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability. The frequency of fund transactions and a fund's turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions.

Interest Rate Risk. The value of Bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in Bonds will fall. Because interest rate risk is the primary risk presented by U.S.

Government Securities and other very high quality Bonds, changes in interest rates may actually have a larger effect on the value of those Bonds than on lower quality Bonds.

Credit Risk. Credit risk is the risk that the issuer of a Bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a Bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality Bonds are subject to some credit risk. However, credit risk is higher for lower quality Bonds. Lower quality Bonds involve high credit risk and are considered speculative. Some lower quality Bonds may be in default when purchased by a fund.

                                   Management


Investment Manager


Hillview Advisors serves as the investment manager for the funds under the terms of its investment advisory agreement ("Hillview Agreement") with Hillview Investment Trust II ("Trust"). Officers of Hillview Advisors serve as the Executive Officers of the funds and/or as members of the Board of Trustees. For its services under the Hillview Agreement, Hillview Advisors receives an annual fee of 0.25% of each fund's average daily assets. The principal offices of Hillview Advisors are located at 700 The Times Building, Ardmore, Pennsylvania 19003. Hillview Advisors had approximately $682 million in assets under management as of September 30, 2004.

Hillview Advisors evaluates and selects leading investment management firms to sub-advise specified portions of each fund. Hillview Advisors also monitors the performance and operations of the sub-advisers as well as any changes in the sub-advisers' organizations or business operations that may affect a sub-adviser's future performance. Hillview Advisors is authorized to adjust the percentage of each fund that is allocated to any sub-adviser from time to time. Subject to an exemptive order granted by the Securities and Exchange Commission, Hillview Advisors may select additional or replacement sub-advisers (subject to the approval of the Board of Trustees) in the event a sub-adviser is no longer able to manage all or part of its portion of a fund, Hillview Advisors determines to terminate a sub-advisory relationship, or if an additional sub-adviser is selected by Hillview Advisors. Shareholders will be notified of such changes but no shareholder vote will be required to effect them. A shareholder vote would be required to approve any change to a Sub-Advisory Agreement if such change would result in a change to the overall management and advisory fees payable by a fund that have been approved by the shareholders of the fund. Hillview Advisors oversees the services provided to the Trust by its administrator, custodian and other service providers. The overall management and advisory fee levels approved by the shareholders of the Alpha Fund and International Alpha Fund are 1.38% and 1.20% of average annual assets, respectively.


Alpha Fund Sub-Advisers


Harris was founded in 1976 and managed approximately $54.2 billion in assets as of September 30, 2004. Harris is located at Two North LaSalle Street, Suite 500, Chicago, Illinois 60602. Michael Mangan and Edward Loeb have primary responsibility for sub-advising the portion of the Alpha Fund's assets managed by Harris. Mr. Loeb is a partner of the firm and serves as Director of Institutional Portfolios. He has worked for Harris for thirteen years. Mr. Mangan, a partner of the firm, is an institutional portfolio manager and has worked for the firm since 1997. For the fiscal year ended June 30, 2004, the fund paid Harris an annual sub-advisory fee of 0.75% of the average daily net assets of the portion of the fund's portfolio it managed.

Ironwood was founded in 1997 and managed approximately $320 million in assets as of September 30, 2004. Ironwood is located at 21 Custom House Street, Suite 240, Boston, Massachusetts 02110. Warren J. Isabelle and Donald Collins share primary responsibilities for sub-advising the portion of the Alpha Fund's assets managed by Ironwood. Mr. Isabelle has been the President and Chief Investment Officer of Ironwood since its formation in 1997. Mr. Collins has been a Senior Portfolio Manager at Ironwood since 1998. For the fiscal year ended June 30, 2004, the fund paid Ironwood an annual sub-advisory fee of 0.75% of the average daily net assets of the portion of the fund's portfolio it managed.

Century, 100 Federal Street 29th Floor, Boston, Massachusetts 02110, is 100% employee-owned and controlled. The firm traces its origin to the 1928 establishment of Century Shares Trust, America's fifth oldest mutual fund. As of September 30, 2004, Century had over $1.1 billion under management. Alexander L. Thorndike has primary responsibility for sub-advising the portion of the Alpha Fund's assets managed by Century. Mr. Thorndike joined Century in 1999 and has over thirteen years of investment experience. Century is entitled to receive an annual sub-advisory fee of 0.96% of the average daily net assets of the portion of the fund's portfolio it manages.

Pzena Investment Management has been providing investment advisory services since 1995 and managed approximately $8 billion in assets as of September 30, 2004. Pzena is located at 120 West 45th Street, 34th Floor, New York, New York 10036. Pzena makes investment decisions for the portion of the Alpha Fund's assets managed by it using a team approach. Their investment decision making process is driven by data gathered by the analyst responsible for the fundamental research on each particular security, and then debated on by Richard
S. Pzena, John P. Goetz, Michael Peterson and that analyst. Messrs. Pzena, Goetz and Peterson have joint decision-making responsibility and "veto authority" over the final investment decision. Mr. Pzena is the firm's Founder, President and Chief Executive Officer. Mr. Goetz is a Managing Principal and Director of Research. Mr. Peterson is a Principal, Portfolio Manager and Senior Research Analyst. For the fiscal year ended June 30, 2004, the fund paid Pzena an annual sub-advisory fee of 1.00% of the average daily net assets of the portion of the fund's portfolio it managed.

Frontier was founded in 1980 and managed approximately $5.4 billion in assets as of September 30, 2004. Frontier is located at 99 Summer Street, Boston, Massachusetts 02110. Michael A. Cavarretta, CFA has primary responsibility for sub-advising the portion of the Alpha Fund's assets managed by Frontier. Mr. Cavarretta is a Senior Vice President and Director of Frontier, and has had portfolio management and research analyst responsibilities with the firm since 1988. For the fiscal year ended June 30, 2004, the fund paid Frontier an annual sub-advisory fee of 1.00% of the average daily net assets of the portion of the fund's portfolio it managed.


International Alpha Fund Sub-Advisers


Harris, described above, also serves as a sub-adviser to the International Alpha Fund. David G. Herro has primary responsibility for sub-advising the portion of the International Alpha Fund's assets managed by Harris. Mr. Herro is a partner of the firm and served as Director of International Equities since joining the firm in 1992 until June 2003. Currently, Mr. Herro is Vice President and Chief Investment Officer of International Equities. For the fiscal year ended June 30, 2004, the fund paid Harris an annual sub-advisory fee of 0.75% of the average daily net assets of the portion of the fund's portfolio it managed.

BPI was founded in 1997 and managed approximately $4.9 billion in assets as of September 30, 2004. BPI is located at 1900 Summit Tower Boulevard, Orlando, Florida 32810. Daniel Jaworski, CFA, and Pablo Salas have primary responsibility for sub-advising the portion of the International Alpha Fund's assets managed by BPI. Prior to co-founding BPI in 1997, Messrs. Jaworski and Salas served in similar investment management and research capacities with STI Capital Management. For the fiscal year ended

June 30, 2004, the fund paid BPI an annual sub-advisory fee of 0.80% of the average daily net assets of the portion of the fund's portfolio it managed.

Pinnacle, 335 Madison Avenue, New York, New York 10017, was founded in 1984 and is employee owned. As of June 30, 2004, Pinnacle had over $2.7 billion under management. Andrew Reitenbach has primary responsibility for sub-advising the portion of the International Alpha Fund's assets managed by Pinnacle. Mr.
Reitenbach joined Pinnacle in 1997 and has over ten years of investment experience. Pinnacle is entitled to receive an annual sub-advisory fee of 0.90% of the average daily net assets on the first $15 million of the portion of the fund's portfolio it manages, 0.675% of the average daily net assets of the next $15 million and 0.45% on any balance over $30 million.


Distributions and Taxes


Dividends and Other Distributions

Each fund normally declares and pays all of its net investment income as dividends and distributes any net realized capital gains annually.


Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before a distribution date, some of your investment will be returned to you in the form of a taxable distribution. You will receive distributions in additional shares of your fund unless you elect to receive them in cash. Contact Hillview Advisors if you prefer to receive distributions in cash.


Taxes


The distributions that you receive from a fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. Each fund expects that its distributions will consist primarily of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as well as ordinary income from dividends and interest and the excess of net short-term capital gain over net long-term capital loss. A fund's dividends attributable to "qualified dividend income" (i.e., dividends a fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, debt-financing, and other restrictions) generally are subject to a 15% maximum federal income tax rate, enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act"), for individual shareholders who satisfy those restrictions with respect to the shares on which the fund dividends were paid. A fund's distribution of net capital gain also is subject to a 15% maximum federal income tax rate for individual shareholders (as a result of enactment of the 2003 Act) to the extent the distribution is attributable to net capital gain the fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009. Each year, your fund will tell you how you should treat its distributions for tax purposes. If you hold fund shares through a tax-deferred account or plan, such as an individual retirement account or 401(k) plan, distributions on your shares generally will not be subject to tax (nor will the tax consequences mentioned in the next paragraph apply).

When you sell (redeem) fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another Hillview mutual fund, the transaction will be treated as a sale of the fund's shares, and any gain will be subject to federal income tax. Any capital gain an individual shareholder recognizes on a redemption or exchange through December 31, 2008, of his or her fund shares that have been held for more than one year will qualify for the 15% maximum rate enacted by the 2003 Act. That act did not change the tax rate on short-term capital gains, which will continue to be taxed at the ordinary income rate.


Each fund must withhold and remit to the U.S. Treasury 28% of dividends, other distributions, and redemption proceeds (regardless of the extent to which gain or loss is realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from a fund's dividends and other distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason.

Fund distributions and gains from the redemption or exchange of your fund shares will generally be subject to state and local tax. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to special tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.


Shareholder Information


Purchasing Shares

You may purchase shares of a fund only if you are a client of Hillview Advisors. To obtain information on how to become a client, contact Hillview Advisors directly at:

Mail:     Hillview Capital Advisors, LLC
         700 The Times Building
         Ardmore, Pennsylvania 19003

Phone:    (800) 660-9418

Fax:      (484) 708-4733

E-mail:   hillviewcap@hillviewcap.com

Shares of each fund are sold at the net asset value per share ("NAV") next calculated after your purchase order is accepted by the Trust. The minimum initial investment is $100,000 and subsequent investments must be at least $10,000. The Board of Trustees may waive any minimum investment amounts, as well as authorize the acceptance of purchases by additional persons including employees of Hillview Advisors and its affiliated companies.


Each fund's NAV is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") (normally at 4:00 p.m. Eastern time) on days the Exchange is open. Since the funds, particularly the International Alpha Fund, hold securities that are traded on foreign exchanges, which trade on weekends or other holidays when the funds do not price their shares, the NAV of a fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


The NAV is calculated by adding the total value of a fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the fund:

                  NAV = total assets - liabilities
                        --------------------------
                       number of shares outstanding

The value of a fund's investments is generally determined by current market quotations. If market quotations are not readily available, prices will be based on fair value as determined under the direction of the Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates, usually 11:00 a.m. Eastern time. In rare cases, events that occur after certain markets have closed may render prices unreliable. When a fund believes a market price does not reflect a security's true value, the fund may substitute a fair value as determined by the Board of Trustees. This policy is intended to ensure that a fund's NAV fairly reflects security values as of the time of NAV determinations. The use of fair valuation involves the risk that the values used by the funds to price investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Because foreign markets may be open at different times than the Exchange, the value of fund shares, particularly shares of the International Alpha Fund, may change on days when you may not be able to buy or redeem fund shares.


Payment for purchases of fund shares may be made by wire transfer or by check drawn on a U.S. bank. All purchases must be made in U.S. dollars. Each fund reserves the right to reject any purchase order. The funds' transfer agent may receive purchase orders on any day on which the Exchange is open for business.

Selling Shares

You may redeem your shares in any fund on any day on which the Exchange is open for business. Shares will be redeemed at the NAV next computed after receipt of your redemption request by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption request by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared -- normally, within 15 days of the purchase date.

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Redemption requests must be in writing and must be signed by the shareholder(s) named on the account. If you wish to redeem shares of a fund valued at $25,000 or more, each signature must be guaranteed.


Exchanges


You may exchange shares of either fund for shares of the other Hillview fund. There are no fees for such exchanges. You may exchange shares only after the first purchase has settled, payment has cleared and the first fund has received your payment.


Other Information about Purchases, Redemptions, and Exchanges

Please direct all communication regarding purchase, redemption, and exchange of fund shares to:

         Hillview Capital Advisors
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, PA  19406-1212

You will not be able to purchase or redeem your shares on days when the Exchange is closed.

Each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities.

The funds seek to obtain identification information for new accounts so that the identity of fund investors can be verified consistent with regulatory requirements. The funds may limit account activity until investor identification information can be verified. If the funds are unable to obtain sufficient investor identification information such that the funds may form a reasonable belief as to the true identity of an investor, the funds may take further action, including closing the account.

If at any time when a request for transfer or redemption of shares of a fund is received by a fund, your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds at the current NAV.

Shareholder Reports and Inquiries


You will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements, which have been audited by the Trust's independent accountants. You will be notified annually as to the federal tax status of distributions made by a fund. If you have any questions regarding the shareholder reports, please contact the funds directly by calling (800) 660-9418.

                              Financial Highlights


The financial highlights tables are intended to help you understand each fund's financial performance since inception. Certain information reflects financial results for a single share of a fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been derived from the funds' financial statements, which have been audited by Deloitte & Touche LLP and are included in the annual report, which is available without charge, upon request. The information derived from the funds' financial statements for the period September 1, 2000 through June 30, 2001, and for the fiscal years ended June 30, 2002 and June 30, 2003, was audited by the Trust's former independent accountants.





                                                                   (For a share outstanding throughout each period)
                                                                                      Alpha Fund

                                                                                                                    For the Period
                                                 For the Fiscal       For the Fiscal        For the Fiscal        September 1, 2000*
                                                Year Ended June      Year Ended June       Year Ended June              through
                                                    30, 2004             30, 2003              30, 2002              June 30, 2001
                                                -----------------    -----------------    -------------------    -------------------
Per Share Operating Performance
Net asset value, beginning of period                 $9.18                $9.14                 $10.58                  $12.00
                                                -----------------    -----------------    -------------------    -------------------
Net investment loss(1)                               (0.07)             (0.05)(2)             (0.05)(2)                (0.05)(2)
Net realized and unrealized gain/(loss) on
investments, foreign currency transactions,
and securities sold short                             2.85                 0.09                 (1.38)                  (1.37)
                                                -----------------    -----------------    -------------------    -------------------

Net increase/(decrease) in net assets
resulting from operations                             2.78                 0.04                 (1.43)                  (1.42)
Dividends and distributions to shareholders from:
Net investment income                                  --                   --                    -                       --
Net realized capital gains                             --                   --                  (0.01)                    --
                                                -----------------    -----------------    -------------------    -------------------

Total dividends and distributions to
shareholders                                           --                   --                  (0.01)                    --

Net asset value, end of period                       $11.96               $9.18                 $9.14                   $10.58
                                                =================    =================    ===================    ===================
Total return(3)                                      30.28%               0.44%                (13.52)%              (11.83)% (4)

Ratios/Supplemental Data

Net assets, end of period (000's omitted)           $90,676              $74,874               $84,493                 $103,909

Ratio of net expenses to average net assets(1)
                                                     1.34%                1.52%                 1.30%                  1.38%(5)
Ratio of gross expenses to average net assets
                                                     1.59%                1.77%                 1.64%                  1.75%(5)
Ratio of net investment loss to average net
assets(1)                                           (0.57)%              (0.59)%               (0.54)%                (0.52)%(5)
Portfolio turnover rate                               80%                  59%                   104%                   76%(4)



*    Commencement of operations.
(1)  Includes effects of waivers and reimbursements.
(2)  Calculated using average shares outstanding.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions. For the fiscal year ended June 30, 2004, the Alpha Fund received a reimbursement from an affiliate for an investment transaction loss. This reimbursement increased the total return by 0.11%.
(4)  Not annualized.
(5)  Annualized.




                                                                       (For a share outstanding throughout each period)
                                                                                   International Alpha Fund

                                                                                                                     For the Period
                                                      For the Fiscal      For the Fiscal       For the Fiscal     September 7, 2000*
                                                     Year Ended June        Year Ended        Year Ended June           through
                                                         30, 2004          June 30, 2003          30, 2002           June 30, 2001
                                                     -----------------    ----------------    -----------------    -----------------
Per Share Operating Performance
Net asset value, beginning of period                      $8.36                $9.22              $10.47                $12.00
                                                     -----------------    ----------------    -----------------    -----------------

Net investment income(1)                                   0.02               0.01(2)             0.03(2)                 0.01
Net realized and unrealized gain/(loss) on
investments, foreign currency transactions, and
securities sold short                                      2.99               (0.87)               (1.23)                (1.53)
                                                     -----------------    ----------------    -----------------    -----------------

Net increase/(decrease) in net assets resulting
from operations                                            3.01               (0.86)               (1.20)                (1.52)

Dividends and distributions to shareholders from:
Net investment income                                       --                  --                 (0.05)                (0.01)
Net realized capital gains                                  --                  --                   --                    --
                                                     -----------------    ----------------    -----------------    -----------------

Total dividends and distributions to shareholders           --                  --                 (0.05)                (0.01)

Net asset value, end of period                            $11.37               $8.36               $9.22                 $10.47
                                                     =================    ================    =================    =================

Total return(3)                                           36.01%              (9.33)%             (11.49)%            (12.65)% (4)

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $40,407              $25,914             $30,628               $37,873
Ratio of net expenses to average net assets(1)            1.65%                2.04%               1.66%                1.63%(5)
Ratio of gross expenses to average net assets             1.90%                2.29%               2.24%                2.17%(5)
Ratio of net investment income to average net
assets(1)                                                 0.14%                0.15%               0.28%                0.93%(5)
Portfolio turnover rate                                    136%                 82%                 145%                 76%(4)

*    Commencement of operations.
(1)  Includes effects of waivers and reimbursements.
(2)  Calculated using average shares outstanding.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions.

(4)  Not annualized.
(5)  Annualized.



If you would like more information about the funds, the following documents are available free upon request:

Statement of Additional Information (SAI)


The SAI provides more detailed information about the funds and is legally considered a part of this prospectus.


Annual and Semi-Annual Reports to Shareholders

The funds' annual and semi-annual reports to shareholders contain additional information about the funds' investments. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

You may discuss your questions about a fund by contacting Hillview Advisors. You may obtain free copies of the SAI and Annual and Semi-Annual Reports by contacting the funds directly at (800) 660-9418.

You may review and copy the SAI and other information about the funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the operation of the Public Reference Room by calling the Commission at (202) 942-8090.

Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet website at: http://www.sec.gov. You may obtain copies of this information, after you pay a duplicating fee, by e-mail request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.



















Investment Company Act File No. 811-09901




(C)2004 Hillview Investment Trust II

                         HILLVIEW INVESTMENT TRUST II

                     REMS Real Estate Value-Opportunity Fund

                  (formerly, Hillview/REMS Leveraged REIT Fund)

                        Supplement dated October 28, 2004
                                       to
                        Prospectus dated October 28, 2004


This supplement provides important information about the fund. It should be read in conjunction with the Prospectus.


Effective October 28, 2004, the name of the Hillview/REMS Leveraged REIT Fund (the "Fund") will be REMS Real Estate Value-Opportunity Fund.

Effective December 27, 2004, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry and other real estate related investments. These include securities issued by real estate investment trusts ("REITs") and real estate operating companies. Until that date, investment in real estate related companies other than REITs is limited to 20% of the Fund's assets.


For purposes of the Fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses.


Effective December 27, 2004, the Fund will also eliminate its requirement that it use leverage in executing its investment strategy.

The above changes, which are not fundamental policy changes and which were recommended by the Fund's investment adviser, Real Estate Management Services Group LLC, were approved by Hillview Investment Trust's Board of Trustees at a meeting held on September 29, 2004.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Hillview Investment Trust II
REMS Real Estate Value-Opportunity Fund (formerly, Hillview/REMS Leveraged REIT
Fund)








                             ______________________

                                   PROSPECTUS
                                October 28, 2004
                             ______________________











As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                          Hillview Investment Trust II
                     REMS Real Estate Value-Opportunity Fund

                                Table of Contents


FUND DESCRIPTION

     Summary.................................................................1

     Performance Information.................................................2

     Fees and Expenses.......................................................4

     Expense Example.........................................................4

     Investment Objective....................................................5

     Principal Investment Strategies.........................................5

     Principal Risks.........................................................6

     Other Investment Strategies.............................................7

     Additional Risk Information.............................................9

MANAGEMENT OF THE FUND

     Investment Manager......................................................9

     Investment Adviser......................................................9

     Portfolio Manager.......................................................9

DISTRIBUTIONS AND TAXES

     Dividends and Other Distributions......................................10

     Taxes..................................................................10

SHAREHOLDER INFORMATION

     Purchasing Shares......................................................11

     Selling Shares.........................................................12

     Purchases and Redemptions through Financial Institutions...............12

     Other Information about Purchases and Redemptions......................12

     Financial Highlights...................................................14

FOR MORE INFORMATION

                          Hillview Investment Trust II
                     REMS Real Estate Value-Opportunity Fund


                                FUND DESCRIPTION

                                     Summary
Investment Objective

The fund seeks to achieve long-term growth of capital and current income.

Principal Investment Strategies


Under normal conditions, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. These include securities issued by real estate investment trusts ("REITs") and real estate operating companies. A REIT is a separately managed trust that makes investments in various real estate businesses. For purposes of the fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses.

The fund does not invest in real estate directly. The portfolio of securities in which the fund invests will normally be diversified as to geographic region and property type. The fund may hold as few as twenty long positions and Real Estate Management Services Group, LLC (the "REMS Group" or the "Adviser") may take short positions in real estate operating companies, REITs, and REIT and other real estate company indices. The equity securities generally will be of U.S. issuers that are considered by the Adviser to be undervalued and have dividend yields that exceed the ten-year U.S. Treasury yield. The fund may borrow money to invest, although not in excess of 33 1/3% of its assets, including the amount of any borrowings. The fund may borrow and, if so, will maintain varying levels of leverage depending on factors such as the price of the security relative to the underlying real estate and the returns of the security relative to the interest expense of the fund. Notwithstanding this expectation, the fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the fund would result in a lower return to shareholders.


Principal Risks


An investment in the fund is not guaranteed, and you may lose money by investing in the fund. The fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares. There are risks involved with any investment, but the principal risks associated with an investment in the fund include:


     o Real estate market and REIT risk. Since the fund concentrates its assets in the real estate industry, your investment in the fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates.

     o Small companies. The fund will be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile than, and perform differently from, larger real estate company stocks.


     o Leverage risk. The fund may use leverage in executing its investment strategy. The amount of leverage may not exceed 33?% of the fund's total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The amount of the fund's borrowings and the interest rates at which the fund borrows in particular, will affect the operating results of the fund. Leverage will increase the volatility of the fund's performance and its risk. There can be no assurance that a leveraging strategy will be successful.


     o Short sales risk. The fund may engage in short sales of securities, index funds, and index options in executing its investment strategy. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company's securities. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the fund's portfolio.

     o Stock market risk. Stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. If the stock market drops in value, the value of the fund's portfolio investments is also likely to decrease in value. The increase or decrease in the value of the fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

     o Non-diversification risk. The fund is "non-diversified" and takes larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in the fund's portfolio may have a greater impact on the fund's net asset value than it would on a diversified fund. The fund's share price may fluctuate more than the share price of a comparable diversified fund.

                             Performance Information


The performance shown below illustrates the risks of an investment in the fund for each full calendar year since the fund commenced operations. The fund's performance is also compared with a broad measure of market performance. All figures assume distributions were reinvested. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns are not relevant for shares held through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, both before and after taxes, is not an indication of how the fund will perform in the future.

                       Annual Total Returns Before Taxes*

                             2003       21.93%

* Results are shown on a calendar year basis; the fund's fiscal year ends on June 30. The fund's year-to-date return as of September 30, 2004, was 7.87%.


            Best Quarter                        Worst Quarter
               8.19%                               (0.03)%
          (June 30, 2003)                     (March 31, 2003)


                                                                                                 Since Inception
Average Annual Returns as of 12/31/03                                     1 Year               (December 16, 2002)
-------------------------------------                                     ------               -------------------
Before Taxes                                                              21.93%                     21.21%
After Taxes on Distributions                                              20.45%                     19.65%
After Taxes on Distributions and Sale of Shares                           15.39%                     17.57%
--------------------------------------------------------------- --------------------------- --------------------------
NAREIT Equity Index 1                                                     37.13%                     36.94%


1    The NAREIT Equity Index is an unmanaged index of all tax-qualified
     REITs listed on the New York Stock Exchange, American Stock Exchange and
     NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. It is not possible to invest directly in an index.



                                Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund. No sales charges (loads) or other fees are paid directly from your investment.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)


Management and Advisory fees........................................... 1.25%
Other expenses (1)..................................................... 2.17%
Total Annual Fund Operating Expenses................................... 3.42%
                                                                        --------
Expense Reimbursement (2)............................................. (0.16)%
Net expenses........................................................... 3.26%
                                                                        ========
__________________________

1 "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the fund. "Other expenses" and "Total Annual Fund Operating Expenses" include dividends on securities which the fund has sold short ("short-sale dividends"). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared, thus increasing the fund's unrealized gain or reducing the fund's unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the fund's total expense ratio, although no cash is received or paid by the fund. The amount of short-sale dividends was 0.97% of average net assets for the most recent fiscal year.

2 The Adviser contractually agreed to reimburse the fund to limit the expenses of the fund so that total annual fund operating expenses (not including brokerage commissions, taxes, interest, short-sale dividends and extraordinary expenses) ("Total Expenses") would not exceed 2.00% of the fund's average annual assets through October 31, 2004. The Adviser may be reimbursed the amount of any such payments in the future provided that payments are reimbursed within three years of the payment being made.




                                 Expense Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including waivers and reimbursement for the first year) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


     1 Year               3 Years             5 Years           10 Years
     ------               -------             -------           --------
      $329                $1,036              $1,765             $3,692



The above example is for comparison purposes only and is not a representation of the fund's actual expenses or returns for the future.

                   Investment Objective, Strategies and Risks

                              Investment Objective

The fund's investment objective is long-term growth of capital and current income.

                         Principal Investment Strategies


Under normal conditions, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. These include securities issued REITs and real estate operating companies. The equity securities generally will be securities of U.S. issuers that the Adviser considers to be undervalued and that have dividend yields that exceed the ten-year U.S. Treasury yield. The Adviser applies a proprietary REIT Multi-Factor Model to select securities that are considered undervalued based on cash flow yields and capital structure. The remainder of the fund's assets will be invested in cash or short-term investments, debt securities or real estate operating companies' securities that pay little or no dividends. The fund may invest in common stocks of issuers listed on a national securities exchange or traded in the over-the-counter market. Securities convertible into or exercisable for common stocks may include convertible debt securities (such as bonds, debentures and notes), preferred stocks, options, warrants and rights. In certain instances, a security of one issuer may be convertible into or exercisable or exchangeable for securities of a different issuer. Although certain securities in which the fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies.

The fund may use leverage to execute its investment strategy. The fund may use leverage, i.e. borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. The fund may borrow and , if so, will maintain varying levels of leverage depending on factors such as the price of the REIT security relative to the underlying real estate and the returns of the REIT security relative to the interest expense of the fund. Notwithstanding this expectation, the fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the fund would result in lower return to shareholders.

Investment decisions will be made principally upon the basis of the application of the Adviser's proprietary multi-factor valuation model combined with in-depth industry and company specific research conducted by the Adviser. The fund will seek to invest in companies that it believes are well managed, have excellent fundamentals and are undervalued in relation to other securities in the same market sector. The fund may take short positions in individual securities, index funds or index options when appropriate, in order to protect accumulated unrealized gains.


The Adviser may also purchase securities for which there is a limited liquid market, companies with limited operating histories and unrated securities. The types of securities in which the fund may invest, the strategies it may employ and risks associated with such investments and strategies are described below.


Real Estate Companies. For purposes of the fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. Under normal circumstances, the fund will invest substantially all of its assets in the equity securities of real estate companies. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the investment Adviser's view, a significant element of the securities' value, and preferred stocks.


REITs. The fund may invest without limit in shares of REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income or net capital gains distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.

Types of REITs. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. The fund invests primarily in equity REITs.

     o Equity REITs. The fund's investment portfolio includes shares of equity REITs, which are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by investing in and selling properties that have appreciated in value.

     o Mortgage REITs and Hybrid REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Real estate operating companies. The fund may invest in real estate operating companies ("REOCs"), which are publicly traded real estate companies that have not elected to be taxed as REITs. The three primary reasons for not making that election are: (a) a REOC may carry forward net operating losses; (b) a REOC may operate lines of businesses that generate income and would not qualify as a business that a REIT may operate and retain its tax status; and (c) a REOC may retain and reinvest its earnings whereas a REIT must distribute substantially all of its taxable income every year to retain its tax status.


                                 Principal Risks

The fund expects to invest primarily in common stocks and other equity securities issued by real estate companies. The main risk is that the value of the stocks the fund holds might decline as a result of the performance of individual stocks, a decline in the stock market in general or a general decline in real estate markets. An investment in the fund is not guaranteed, and you may lose money by investing in the fund. The fund is not a complete investment program. It has been designed to provide exposure to securities of real estate companies and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares. There are risks involved with any investment, but the principal risks associated with an investment in the fund include:


Real estate market and REIT risk. The real estate industry is particularly sensitive to economic downturns. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs and poor management. Other risks that can adversely affect the value of securities in the real estate industry include: extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

Small Companies. Small companies may have limited operating histories. There may be less trading volume in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Historically, however, the significant amount of dividend income provided by REITs has tended to lessen this impact.

Leverage risk. The amount of borrowings and the rates at which the fund can borrow in particular, will affect the performance of the fund. Leveraging the fund exaggerates changes in the value and in the yield on the fund's portfolio. This may result in greater volatility of the net asset value of the shares. To the extent the income or capital appreciation derived from securities purchased with monies received from leverage is not sufficient to cover the cost of leverage, the fund's return would be lower than if leverage had not been used. The fund could lose more than the amount it invests.

The fund expects to borrow pursuant to a secured line of credit under which loans will be payable on demand by the lender and can be prepaid by the fund at any time, without penalty. If the securities pledged to the fund's lender decline in value, or if the lender determines that additional collateral is required for any other reason, the fund could be required to repay the loans, provide additional collateral or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden drop in the value of the fund's assets, the fund might not be able to liquidate assets quickly enough to pay off its debt. The fund will not use leverage if the Adviser anticipates that leveraged assets would result in a lower return to shareholders than the fund could obtain over time without leverage.

Short sales risk. The fund may engage in short sales. To effect a short sale, the fund's brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the fund is obligated to deliver that security by purchasing it at the market price. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company's securities. In addition, short positions may be taken if in the opinion of the Adviser such positions will reduce the risk inherent in taking or holding long positions. The extent to which the fund engages in short sales will depend upon its investment strategy and perception of market direction. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the fund's portfolio. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Stock market risk. Stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. If the stock market drops in value, the value of the fund's portfolio investments is also likely to decrease in value. The increase or decrease in the value of the fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Non-diversification risk. The fund is "non-diversified" and takes larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in the fund's portfolio may have a greater impact on the fund's net asset value than it would on a diversified fund. The fund's share price may fluctuate more than the share price of a comparable diversified fund.

                           Other Investment Strategies


To achieve its investment objective, the fund can also use the investment techniques and strategies described below. The following investment strategies are not considered principal investment strategies, and the fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Securities. While the fund emphasizes investments in common stocks, it can also buy other equity securities, such as preferred stocks, warrants, junk bonds and securities convertible into common stocks (which may be subject to credit risks and interest rate risks). The Adviser considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the Adviser's investment decision than in the case of other debt securities.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under federal securities laws before they can be sold publicly. The fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The fund can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the fund might use may be considered "derivative" investments. In addition to using derivatives for hedging, the fund might use other derivative investments because they offer the potential for increased value. The fund currently does not expect to use derivatives to a significant degree and is not required to use them in seeking its objective.

Temporary Defensive and Interim Investments. In times of adverse market, economic, political or other conditions, the fund may invest up to 100% of its assets in temporary defensive investments that are inconsistent with the fund's principal investment strategies. If the fund does so, the fund may not achieve its investment objective. Cash equivalent investments that may be purchased by the fund include short-term, high-quality debt securities, money market instruments, bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"), commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities purchased by the fund must have received one of the two highest credit ratings from a nationally recognized statistical rating organization or be of comparable quality, as determined by the Adviser. The fund may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions which hold the types of securities described above. In addition, cash not invested in equity securities may be invested in fixed income securities ("Bonds") pending investment in equity securities, as well as to maintain liquidity. Bonds and money market securities, while generally less volatile than equity securities, are subject to interest rate and credit risks.

Portfolio Turnover. A change in the securities held by the fund is known as "portfolio turnover." The fund may have a high portfolio turnover rate of over 100% annually, although the Adviser anticipates that portfolio turnover will be less than 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the fund. If the fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing their taxable distributions.

                           Additional Risk Information

Interest Rate Risk. The value of Bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in Bonds will fall. Because interest rate risk is the primary risk presented by U.S. Government Securities and other very high quality Bonds, changes in interest rates may actually have a larger effect on the value of those Bonds than on lower quality Bonds.

Credit Risk. Credit risk is the risk that the issuer of a Bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a Bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality Bonds are subject to some credit risk. However, credit risk is higher for lower quality Bonds. Low quality Bonds involve high credit risk and are considered speculative.

                             MANAGEMENT OF THE FUND

                               Investment Manager


Hillview Capital Advisors, LLC ("Hillview" or "Manager") serves as the fund's manager under the terms of its management agreement ("Management Agreement") with Hillview Investment Trust II (the "Trust"). As Manager, Hillview is responsible for managing the fund's business affairs. Officers of Hillview serve as Executive Officers of the fund and/or as members of the Board of Trustees. Hillview oversees the fund's service providers and compliance with applicable laws and regulations. For its services under the Management Agreement, Hillview receives an annual fee of 0.25% of the fund's average daily net assets. As of September 30, 2004, Hillview had approximately $682 million in assets under management.


                               Investment Adviser


The REMS Group serves as the Adviser for the fund pursuant to an investment advisory agreement with the Trust. The REMS Group was organized in May 2002. Prior to its formation as an independent adviser, the REMS Group operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the REMS Group. Prior to May 2000, Edward Turville, Managing Director and a principal of the REMS Group, was a partner at Dalton, Greiner, Hartman, Maher & Company ("DGHM") where he oversaw its public real estate investments and developed its REIT product in 1997. The REMS Group has no prior experience managing the assets of a registered investment company. For its services under the investment advisory agreement, the REMS Group receives an annual fee of 1.00% of the fund's average daily net assets. The principal office of the REMS Group is 1100 Fifth Avenue South, Suite 301, Naples, FL 34102. As of September 30, 2004, the REMS Group had over $493 million in assets under management.

                                Portfolio Manager

Mr. Edward W. Turville, CFA - Mr. Turville has been Managing Director and Senior Portfolio Manager of the REMS Group since its inception in May 2002. Mr. Turville has managed over $400 million in real estate and REIT investments for the past 7 years and conducted research related to publicly traded real estate securities since 1970. As a partner at DGHM, Mr. Turville created the DGHM REMS REIT product in 1997 and served as its portfolio manager from 1997 to 2000. From May 2000 to May 2002, Mr. Turville served as BIC's Managing Director and Senior Portfolio Manager of the REMS REIT product.

                             DISTRIBUTIONS AND TAXES

                        Dividends and Other Distributions

The fund normally declares and pays all of its net investment income as dividends quarterly and distributes any net realized capital gains annually.

Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before a distribution date, some of your investment will be returned to you in the form of a taxable distribution. You will receive distributions in additional shares of the fund unless you elect to receive them in cash. Contact Hillview if you prefer to receive distributions in cash.

                                      Taxes


The distributions that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. The fund expects that its distributions will consist of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as well as ordinary income from dividends and interest and the excess of net short-term capital gain over net long-term capital loss. The fund's dividends attributable to "qualified dividend income" (i.e., dividends the fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, debt-financing and other restrictions) ("QDI") generally are subject to a 15% maximum federal income tax rate, enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act"), for individual shareholders who satisfy those restrictions with respect to the shares on which the fund dividends were paid. However, because dividends that REITs pay generally are not QDI, it is currently expected that most dividends the fund pays will not constitute QDI and thus will not be eligible for the reduced rate. A distribution of net capital gain also is subject to a 15% maximum federal income tax rate for individual shareholders (as a result of enactment of the 2003 Act) to the extent the distribution is attributable to net capital gain the fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009. Each year, the fund will tell you how you should treat its distributions for tax purposes. If you hold fund shares through a tax-deferred account or plan, such as an individual retirement account or 401(k) plan, distributions on your shares generally will not be subject to tax (nor will the tax consequences mentioned in the next paragraph apply).

When you sell (redeem) fund shares, you generally will be subject to federal income tax on any gain you realize. Any capital gain an individual shareholder recognizes on a redemption through December 31, 2008, of his or her fund shares that have been held for more than one year will qualify for the 15% maximum rate enacted by the 2003 Act. That act did not change the tax rate on short-term capital gains, which will continue to be taxed at the ordinary income rate.

The fund must withhold and remit to the U.S. Treasury 28% of dividends, other distributions and redemption proceeds (regardless of the extent to which gain or loss is realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the fund's dividends and other distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason.

Fund distributions and gains from the redemption of your fund shares will generally be subject to state and local tax. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to special tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

                             SHAREHOLDER INFORMATION

                                Purchasing Shares


You may purchase shares of the fund if you are a client of Hillview or through other financial institutions (see "Purchases and Redemptions through Financial Institutions" section on page 13). To obtain information on how to become a client of Hillview, contact Hillview directly at:

Mail:     Hillview Capital Advisors, LLC
          700 The Times Building
          Ardmore, Pennsylvania 19003

Phone:    (800) 660-9418

Fax:      (484) 708-4733

E-mail:   hillviewcap@hillviewcap.com


Shares of the fund are sold at the net asset value per share ("NAV") next calculated after your purchase order is accepted by the Trust. The minimum initial investment in the fund is $50,000 and subsequent investments must be at least $5,000. The Trust may waive any minimum or subsequent investment amounts.

The fund's NAV is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") (normally at 4:00 p.m. Eastern time) on days the Exchange is open. The fund's NAV is calculated by adding the total value of the fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the fund:

                            NAV = total assets - liabilities
                                  --------------------------
                                  number of shares outstanding


The value of the fund's investments is generally determined by current market quotations. If market quotations are not readily available, prices will be based on fair value as determined under the direction of the Board of Trustees of the Trust. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. When the fund believes a market price does not reflect a security's true value, the fund may substitute a fair value as determined by the Board of Trustees. This policy is intended to assure that the fund's NAV fairly reflects security values as of the time of NAV determinations. The use of fair valuation involves the risk that the values used by the fund to price investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Payment for purchases of fund shares may be made by wire transfer or by check drawn on a U.S. bank. All purchases must be made in U.S. dollars. The fund reserves the right to reject any purchase order. The fund's transfer agent may receive purchase orders on any day on which the Exchange is open for business.



                                 Selling Shares

You may redeem your shares in the fund on any day on which the Exchange is open for business. Shares will be redeemed at the NAV next computed after receipt of your redemption request by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption request by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared -- normally, within 15 days of the purchase date.

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Redemption requests must be in writing and must be signed by the shareholder(s) named on the account. If you wish to redeem shares of the fund valued at $25,000 or more, each signature must be guaranteed.


            Purchases and Redemptions through Financial Institutions


Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the fund. There are no charges or limitations imposed by the fund, other than those described in this prospectus, if shares are purchased (or redeemed) directly from the fund.

Financial institutions that enter into a sales agreement with the Trust or are designated by the Board of Trustees (including Charles Schwab & Co., Inc.) may accept purchase and redemption orders on behalf of the fund. If communicated in accordance with the terms of such sales agreement, a purchase or redemption order will be deemed to have been received by the fund when such financial institution accepts such order. All orders will be priced at the fund's NAV next computed after they are accepted by such designated financial institution, provided that such orders are communicated in accordance with the terms of the applicable sales agreement.

Certain broker-dealers, financial institutions or other service providers that have entered into an agreement with the fund or the Trust may enter purchase orders on behalf of their customers by telephone, with payment to follow within several days as specified in the agreement. Such purchase orders will be effected at the NAV next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution or other service provider to place the order on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution or other service provider could be held liable for any resulting fees or losses.

REMS Group or the Trust may make payments out of their own resources to broker-dealers, financial institutions or other service providers for providing services in connection with the distribution of fund shares or for shareholder servicing activities.



                Other Information about Purchases and Redemptions

You will not be able to purchase or redeem your shares on days when the Exchange is closed.

The fund reserves the right to honor any request for redemption by making payment in whole or in part in securities.

The fund seeks to obtain identification information for new accounts so that the identity of fund investors can be verified consistent with regulatory requirements. The fund may limit account activity until investor identification information can be verified. If the fund is unable to obtain sufficient investor identification information such that the fund may form a reasonable belief as to the true identity of an investor, the fund may take further action including closing the account.


If at any time when a request for redemption of shares of the fund is received by the fund, your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds at the current NAV.

Please direct all communication regarding purchase and redemption of fund shares to:
         REMS Real Estate Value-Opportunity Fund
         c/o PFPC Inc.
         760 Moore Road
         King of Prussia, PA  19406-1212


Shareholder Reports and Inquiries


You will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements, which have been audited by the Trust's independent accountants. You will be notified annually as to the federal tax status of distributions made by the fund. If you have any questions regarding the shareholder reports, please contact the fund directly by calling (800) 660-9418.

                              Financial Highlights


The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single share of the fund. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been derived from the fund's financial statements, which have been audited by Deloitte & Touche LLP and are included in the annual report, which is available, without charge, upon request. The information derived from the fund's financial statements for the period from December 16, 2002 through June 30, 2003, was audited by the Trust's former independent accountants.


                                                                            (For a share outstanding throughout each period)
                                                                                 REMS Real Estate Value-Opportunity Fund

                                                                                                         For the Period
                                                                           For the Fiscal              December 16, 2002*
                                                                          Year Ended June                   Through
                                                                              30, 2004                   June 30, 2003
                                                                         -------------------    ---------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                           $12.75                       $12.00
                                                                         -------------------    ---------------------------------
Net investment income(1)                                                        0.18                          0.23
Net realized and unrealized gain on investments, foreign currency
transactions, and securities sold short                                         2.08                          0.76
                                                                         -------------------    ---------------------------------

Net increase in net assets resulting from operations                            2.26                          0.99
Dividends and distributions to shareholders from:
Net investment income                                                          (0.29)                        (0.24)
Net realized capital gains                                                     (0.39)                          --
Return of capital                                                              (0.19)                          --
                                                                         -------------------    ---------------------------------

Total dividends and distributions to shareholders                              (0.87)                        (0.24)

Net asset value, end of period                                                 $14.14                        $12.75
                                                                         ===================    =================================
Total return(2)                                                                18.07%                       8.37%(3)

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                     $24,550                       $22,396
Ratio of net expenses to average net assets(1)                                 3.26%                        2.88%(4)
Ratio of gross expenses to average net assets                                  3.42%                        3.65%(4)
Ratio of net investment income to average net assets(1)                        1.30%                        3.42%(4)
Portfolio turnover rate                                                         84%                          27%(3)

*    Commencement of operations.
(1)  Includes effects of waivers and reimbursements.
(2) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions.
(3)  Not annualized.
(4)  Annualized.



                              FOR MORE INFORMATION

If you would like more information about the fund, the following documents are available free upon request:

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is legally considered a part of this prospectus.

Annual and Semi-Annual Reports to Shareholders

Additional information about the fund's investments is available in the Trust's annual and semi-annual reports to shareholders. Such reports discuss market conditions and investment strategies that significantly affected the fund during its most recent fiscal year.

You may discuss your questions about the fund by contacting Hillview. You may obtain free copies of the SAI and Annual and Semi-Annual Reports by contacting the fund directly at (800) 660-9418.

You may review and copy the SAI and other information about the fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the operation of the Public Reference Room by calling the Commission at (202) 942-8090.

Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at: http://www.sec.gov. You may obtain copies of this information, after you pay a duplicating fee, by e-mail request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

Investment Company Act File No. 811-09901

(C)2004 Hillview Investment Trust II

                              Hillview Alpha Fund
                        Hillview International Alpha Fund
                    REMS Real Estate Value-Opportunity Fund*
                             700 The Times Building
                           Ardmore, Pennsylvania 19003


                       STATEMENT OF ADDITIONAL INFORMATION


                                October 28, 2004

         This Statement of Additional Information ("SAI") should be read only in conjunction with the Prospectuses dated October 28, 2004 describing the shares of the Hillview Alpha Fund ("Alpha Fund"), the Hillview International Alpha Fund ("International Alpha Fund") and the REMS Real Estate Value-Opportunity Fund ("Real Estate Fund") (each a "fund" and collectively, the "funds"). Each fund is a series of the Hillview Investment Trust II (the "Trust"). This SAI is not a prospectus. To receive a copy of the funds' Prospectuses, or annual and semi-annual reports to shareholders, call 1-800-660-9418.


* formerly, Hillview/REMS Leveraged REIT Fund

                                 TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Fund History.........................................................        3
The Funds and Their Investment Policies..............................        3
The Funds' Investments, Related Risks and Limitations................        8
Strategies Using Derivative Instruments..............................        23
Management of the Funds..............................................        32
Control Persons and Principal Holders of Securities..................        40
Investment Advisory and Distribution Arrangements....................        42
Additional Service Providers.........................................        50
Portfolio Transactions...............................................        51
Additional Exchange and Redemption Information and Other Services....        54
Valuation of Shares..................................................        55
Performance Information..............................................        56
Taxes................................................................        57
Other Information....................................................        62
Financial Statements.................................................        63
Appendix A--Proxy Voting Policies and Procedures.....................        A-1

                                  FUND HISTORY


         The Alpha Fund and International Alpha Fund are diversified series of, and the Real Estate Fund is a non-diversified series of the Trust, a professionally managed, open-end management investment company.

         The investment manager for the Alpha Fund and the International Alpha Fund is Hillview Capital Advisors, LLC ("Hillview Advisors"), an asset management subsidiary of Asset Management Investment Company PLC ("AMIC"). PFPC Inc. ("PFPC") serves as the funds' administrator, accounting agent and transfer agent, PFPC Trust Company serves as custodian, and PFPC Distributors, Inc. serves as distributor for the Alpha Fund and the International Alpha Fund. Hillview Advisors serves as the Real Estate Fund's manager and Real Estate Management Services Group LLC ("REMS Group") serves as the investment adviser. PFPC serves as the administrator, accounting agent and transfer agent; PFPC Trust Company serves as custodian, and PFPC Distributors, Inc. serves as distributor for the Real Estate Fund's shares.


         The Trust was organized as a Delaware statutory trust on April 14, 2000.

                     THE FUNDS AND THEIR INVESTMENT POLICIES

         Alpha Fund and International Alpha Fund
         ---------------------------------------

         The investment objectives for the Alpha Fund and the International Alpha Fund may not be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by the Trust's Board of Trustees without shareholder approval. As with other mutual funds, there is no assurance that either fund will achieve its investment objective.


         Hillview Advisors selects sub-advisers to manage specified portions of the funds' assets. Under normal circumstances, the Alpha Fund's portfolio is allocated among four to six sub-advisers, and the International Alpha Fund's portfolio is allocated among three to six sub-advisers. Hillview Advisors may allocate a fund's portfolio among fewer sub-advisers if a fund's assets decline such that the cost of allocating the assets among more than two or three sub-advisers would be prohibitive, or if Hillview Advisors cannot locate complementary sub-advisers with sufficiently distinguished track records. Hillview Advisors selects sub-advisers with complimentary investment styles that are intended to bring the funds enhanced portfolio and style diversification as well as excess return relative to a market benchmark over time. Hillview Advisors seeks sub-advisers with distinguished track records, specific investment processes and experienced firm personnel. More specifically, Hillview Advisors seeks managers with definable, sustainable advantages over their peers that, when applied in less efficient market sectors, can result in superior returns.


         Each fund has adopted a "concentrated equity" approach for management of the majority of its assets. Under a concentrated equity approach, a sub-adviser is limited to investing only its "best investment ideas," or the securities in which it has the highest confidence for success from an investment return point of view at any given time. For certain sub-advisers, a reasonably concentrated equity approach will mean a portfolio of 15-40 equity securities; for other sub-advisers it will mean investing in a portfolio of more positions than 40 but that has substantially fewer securities than other accounts they manage with similar styles. By focusing only on the "best investment ideas" of each sub-adviser, each fund seeks to concentrate its investments in equity securities that can reflect increased overall performance when compared to a more broadly diversified portfolio of securities selected by a single sub-adviser. At the same time, the use of multiple sub-advisers with distinct styles is intended to provide a prudent level of diversification of securities for each fund as a whole.

         The "concentrated equity" approach is premised on the following investment philosophy:

         First, it is possible to identify sub-advisers that can deliver superior performance and investment returns relative to their peer group. Hillview Advisors evaluates, selects and monitors the activities of such sub-advisers.

         Second, many sub-advisers have identified only a limited number of equity securities that they are most confident will perform well during any given time period, and that represent their "best investment ideas" at that time. However, in order to provide prudent diversification of their portfolios, and in view of the often large amounts of money that they manage, most such sub-advisers purchase a larger number of equity securities for their mutual fund or separate account clients. The long-term performance of sub-advisers with demonstrated stock picking abilities who focus their efforts only on their "best investment ideas" may generally exceed the performance of larger, more diversified portfolios, albeit with increased volatility.

         Third, a "concentrated equity" approach combined with the use of multiple sub-advisers, has the potential to provide increased performance through concentration, together with prudent diversification among both securities and investment styles.

         Alpha Fund. The Alpha Fund's investment objective is long-term capital appreciation.


         Under normal circumstances, the fund invests at least 65% of its assets in common stocks of U.S. small- and mid-capitalization companies (i.e., companies whose stock market capitalization is no larger than the largest company in the Russell Midcap Index of mid capitalization companies at the time of investment). The fund typically focuses its investments in stocks of companies that are outside the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). The fund may invest in large-capitalization companies when the sub-adviser(s) feel such companies are undervalued or present significant potential for growth. The fund may also invest in other equity securities with the characteristics of common stocks or which are convertible into common stocks. Examples of allowable securities with an equity component include convertible preferred stock, debt securities convertible into or exchangeable for common stock and warrants or rights that are convertible into common stock. The fund may invest up to 10% of its assets in foreign securities.

         Harris Associates, L.P. ("Harris"), Ironwood Capital Management, LLC ("Ironwood"), Century Capital Management LLC ("Century"), Pzena Investment Management LLC ("Pzena") and Frontier Capital Management Company, LLC ("Frontier") currently serve as sub-advisers to the fund. Harris, Pzena and Frontier have served as sub-advisers to the fund since the fund's inception. Ironwood and Century have served as sub-advisers to the fund since November 14, 2001, and February 17, 2004, respectively.


         Harris employs a value-oriented, long-term investment philosophy and a fundamental research driven stock selection process for equity investing. Harris attempts to minimize risk and preserve capital by identifying companies whose securities trade at a substantial discount to Harris' calculation of the companies' true business values. Harris' concentrated approach focuses on securities it believes reflect at least a 30-50% discount to Harris' calculation of the value of the underlying companies.

         Ironwood's investment philosophy is to combine the superior long-term performance of small company stocks with the risk averse nature of value investing. Ironwood conducts thorough company analysis to uncover stocks that are priced substantially below each company's long-term economic value. Its philosophy is to be a buyer of the business and to examine each potential investment as a potential acquirer would examine a company, its future prospects and management. Ironwood focuses on stocks with market capitalizations of less than $1 billion.


         Century's investment approach focuses on in-house fundamental research to identify companies that will grow faster than the overall market. Typically, these include companies that have delivered Return on Equity (ROE) of 15% on rolling three and five year periods and have demonstrated the ability to double book value growth over five years. This strategy uses a bottom-up stock selection process with an emphasis on established service-based companies. Importance is also placed on company visits, business modeling and the analysis of balance sheets, revenues and financial notes.


         Pzena employs a "value equity" approach that involves in-depth fundamental analysis to identify companies whose long-term earnings prospects are not reflected in the current share price. Pzena attempts to capitalize on investment opportunities that may develop when investors overreact to adverse business conditions, resulting in excessive undervaluation of specific securities. Pzena's research focus is on forecasting what a business should earn over a normal business cycle. The firm believes this approach will identify value opportunities for the fund since most equity managers ignore value opportunities because they are concentrating more on predicting near-term earnings.

         Frontier seeks capital appreciation by investing in companies expected to generate above-average earnings growth in a concentrated portfolio of no more than 40 stocks. The investment process is driven by internal research, seeking growth companies at reasonable valuations. Frontier attempts to achieve excess return by utilizing the research capabilities of nearly all of its team of research analysts. Each analyst selects up to four stocks and has full discretion over investment ideas, buys and sells, and weightings for his or her portion of the portfolio. The team leader is responsible for certain overall decisions, including sector and industry weightings.


         Each sub-adviser identifies sufficient equity investments so that the securities of any one company shall not exceed 20% of the current market value of the sub-adviser's portion of the fund at the time the security is acquired. In addition, no sub-adviser invests more than 40% of the current market value of its portion in securities of issuers from any single industry as defined by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. However, these limitations are applicable to each sub-adviser separately, so it is possible that more than one sub-
adviser could select the same security for investment, or invest in the same industries, resulting in less diversification among securities or industries. Hillview Advisors monitors compliance with these and other percentage limitations.

         The fund is designed for investors seeking capital appreciation from an all-equity portfolio. The fund is not a market-timing vehicle and not a complete investment program.

         International Alpha Fund. The International Alpha Fund's investment objective is long-term capital appreciation.


         The fund invests primarily in equity securities issued by companies outside the United States. Under normal circumstances, the fund invests at least 65% of its total assets in stocks of companies in countries represented in the MSCI Europe, Australasia and Far East Index ("EAFE Index"). The EAFE Index reflects stocks in most developed countries outside of North America. The fund may invest up to 35% of its total assets in securities of issuers located in other countries (for example, Canada, United States and emerging markets, as represented in the MSCI Emerging Markets Index). Under normal market conditions, emerging market exposure could be as much as 25% of the fund's assets, invested through a combination of emerging market specialist manager(s), as well as emerging markets components of any of the sub-adviser's portfolios.


         There are no limits on the fund's geographic asset distribution, but to provide adequate diversification, the fund ordinarily invests in the securities markets of at least five countries outside of the United States. It is expected that the fund will hold securities in more than five countries; however, during abnormal market conditions, the fund may invest in U.S. issuers and it may, at times, invest all of its assets in fewer than five countries. The fund considers an issuer to be located in the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities.

         The fund also may use futures contracts and forward currency contracts to adjust its exposure to foreign stock markets. The sub-advisers, in consultation with Hillview Advisors, determine the extent to which the fund uses futures contracts and forward currency contracts for this purpose and is responsible for implementing such transactions.

         The fund seeks to:

         o Combine the efforts of several experienced, international money managers, all with superior track records,

         o Access the favorite stock-picking ideas of each manager at any point in time,

         o Deliver a portfolio that is prudently diversified in terms of stocks and industries while still allowing each manager to run portfolio segments focused on only his or her favorite stocks, and

         o Further diversify across different-sized companies, countries, industries and styles by including managers utilizing a variety of investment disciplines.

         Each sub-adviser has a distinct investment approach. As a group, the sub-advisers invest in stocks with a range of market capitalizations. Although each sub-adviser has the flexibility to invest on a worldwide basis in companies with market capitalizations of any size, it is expected that the fund may at times invest significantly in small- and mid-capitalization foreign companies under normal market conditions. The fund considers companies with a market capitalization less than the median market capitalization of the EAFE Index to be small- and mid-capitalization companies.

         Harris Associates, L.P. ("Harris"), BPI Global Asset Management LLP ("BPI") and Pinnacle Associates, Ltd. ("Pinnacle") currently serve as sub-advisers to the fund. Harris and BPI have served as sub-advisers to the fund since the fund's inception. Pinnacle has served as a sub-adviser to the fund since August 26, 2003.

         Harris employs a value-oriented, long-term investment philosophy and a fundamental research driven stock selection process for international equity investing. Harris attempts to minimize risk and preserve capital by identifying companies whose securities trade at a substantial discount to Harris' calculation of the companies' true business values. Harris' concentrated international approach focuses on securities it believes reflect at least a 30-50% discount to Harris' calculation of the value of the underlying companies.

         BPI's investment approach utilizes bottom-up analysis to identify stocks for purchase. The firm focuses on what it believes to be quality companies with sustainable, competitive advantages and assesses valuations based on global industry valuation trends, as opposed to country valuations. The portfolio is expected to be relatively concentrated, consisting of approximately 35 securities. Country allocations are secondary to stock selection.

         Pinnacle invests its portfolio using the firm's International Small Cap strategy. This strategy uses a bottom-up stock selection process and focuses on companies with a unique product or service, long-term growth characteristics and high quality management. Pinnacle seeks to have a fully invested portfolio of 40 to 50 stocks across 13 to 25 countries and diversified by sector.

         Each sub-adviser identifies sufficient equity investments so that the securities of any one company shall not exceed 20% of the current market value of the sub-adviser's portion of the fund at the time the security is acquired. In addition, no sub-adviser invests more than 40% of the current market value of its portion in securities of issuers from any single industry as defined by Standard & Poor's. However, these limitations are applicable to each sub-adviser separately, so it is possible that more than one sub-adviser could select the same security for investment, or invest in the same industries, resulting in less diversification among securities or industries. Hillview Advisors monitors compliance with these and other percentage limitations.

         The fund is designed for investors seeking capital appreciation from an all-equity portfolio. The fund is not a market-timing vehicle and not a complete investment program.

         Real Estate Fund
         ----------------

         The Real Estate Fund's investment objective is long-term growth of capital and current income. Under normal conditions, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. These include securities issued by real estate investment trusts ("REITs") and real estate operating companies. A REIT is a separately managed trust that makes investments in various real estate businesses. For purposes of the fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses.

         The Real Estate Fund is a non-diversified open-end, management investment company. Because of the relatively small number of securities held, its concentration in the real estate industry and its non-diversified status, changes in the market value of an issuer could affect the fund's performance and net asset value more severely than if its holdings were more diversified. The fund's investment objective may be changed without shareholder approval by the Trust's Board of Trustees. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

         The fund's investment objective is a non-fundamental policy. Other policies described in the fund's Prospectus or this SAI are "fundamental" only if they are identified as such. The Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The fund's most significant investment policies are described in the Prospectus.

         The fund does not invest in real estate directly. The securities in which the fund invests will normally be diversified as to geographic region and property type. The fund may hold as few as twenty long positions and REMS Group may take short positions in REITs or REIT indices. The equity securities generally will be U.S. issuers that are considered by the fund's investment adviser to be undervalued and have dividend yields that exceed the 10-year U.S. Treasury yield.


              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

         The following supplements the information contained above and in the Prospectuses concerning the funds' investments, related risks and limitations. Unless otherwise noted, discussions of investment policies and risks apply to all funds. Except as otherwise indicated in the Prospectuses or this SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.


         The Alpha and International Alpha Funds' investment success depends on the skill of Hillview Advisors in evaluating, selecting and monitoring sub-advisers and on the investment management expertise of each sub-adviser. The Real Estate Fund's investment success depends on the investment management expertise of the REMS Group. Each fund depends on the personnel responsible for managing the fund's assets. An investment in each fund is subject to the risk that Hillview Advisors, REMS Group and one or more sub-advisers may not perform as anticipated.

         The Alpha and International Alpha Funds' "concentrated equity" approach involves the risk of increased volatility due to fewer holdings. Because each sub-adviser invests in a limited number of securities, changes in the market value of a single issuer could affect the funds' performance and net asset value more severely than if its holdings were more diversified. The funds seek to reduce such risk through the use of multiple sub-advisers.

         The following are descriptions of the types of securities in which each fund may invest.

         Equity Securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

         Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

         While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment.

         Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion value.

         Many convertible securities are rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, are considered by an investment adviser to be of comparable quality. Securities rated below investment grade are more commonly referred to as "junk."

         Warrants. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

         Smaller and Mid-Sized Companies. The funds may invest substantial portions of their assets in securities issued by small- and mid-capitalization companies. Investments in securities of companies with smaller revenues and market capitalizations present greater risks than investments in securities of larger, more established companies. Small- and mid-capitalization companies can be more volatile in price than larger capitalization companies due generally to the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small- and mid-capitalization companies to changes in, or failure of, management, and to other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. In addition, some of the companies in which the funds may invest may be in the early stages of development and have limited operating histories. There may be less publicly available information about small or early stage companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

         Illiquid Securities. Each adviser/sub-adviser will not invest more than 15% of its portion of a fund's portfolio in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under section 4(2) of that act, when such investments are considered to be liquid by Hillview Advisors, REMS Group or the sub-advisers.

         Cash and Cash Equivalents. The cash equivalent investments that may be purchased by the funds include money market instruments such as bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). The funds may also purchase short-term, high quality debt securities such as time deposits, certificates of deposit or bankers' acceptances issued by commercial banks or savings and loan associations, and may buy commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities must have received one of the two highest ratings from an NRSRO or be of comparable quality, as determined by Hillview Advisors, REMS Group or a sub-adviser. The funds may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions, which hold the types of securities described above.

         In order to ensure that the Alpha Fund and International Alpha Fund remain substantially invested in equity securities, each sub-adviser is limited such that no more than 10% of its portion of a fund may be invested in cash or cash equivalent investments. This restriction will not apply when economic or market conditions are such that a sub-adviser determines that a temporary defensive position is appropriate, or during temporary periods when excess cash is generated through new purchases or when a sub-adviser is unable to identify suitable investments. If a fund enters into a temporary defensive position it may not achieve its investment objective.

         Fixed Income Securities. Cash not invested in equity securities may be invested in fixed income securities pending investment in equity securities, as well as to maintain liquidity. Fixed income securities are debt obligations, including notes, debentures, and similar instruments and securities and money market instruments. Mortgage- and asset-backed securities are types of fixed income securities, and certain types of income-producing, non-convertible preferred stocks may be treated as debt securities for investment purposes. Fixed income securities generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

         Fixed income securities are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in fixed income securities. In general, fixed income securities having longer durations are more sensitive to interest rate changes than are fixed income securities with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to repay interest and/or principal on the fixed income security. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

         Repurchase Agreements. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The funds maintain custody of the underlying obligations prior to their repurchase, either through the regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any
agreed-upon   additional   amount,  the  counterparty  must  provide  additional
collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government Securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The funds intend to enter into repurchase agreements only with counterparties believed by Hillview Advisors or REMS Group to present minimal credit risks.

         Index Securities. Each fund may invest in index securities ("Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the S&P 500 Index or the NAREIT Index, but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks. Index Securities are considered investments in other investment companies.

         Investment Companies. Each fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act"). Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, a fund's shareholders indirectly bear the fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund's own operations.


         Segregated Accounts. When a fund enters into certain transactions that involve obligations to make future payments to third parties, it will maintain with an approved custodian in a segregated account or it will earmark cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving futures.


         Temporary Investments. From time to time, a fund may make temporary defensive positions that are inconsistent with its principal investment strategies. For temporary defensive purposes, each fund may invest up to 100% of its total assets in short-term, liquid, high-grade debt securities. The funds may assume a temporary defensive posture to respond to adverse market, economic, political, or other conditions. When a fund maintains a temporary defensive position, it may not achieve its investment objective.

         The following are descriptions of the types of securities in which the Alpha and International Alpha Funds may invest.

         Investing in Foreign Securities. The Alpha and International Alpha Funds may each invest in foreign securities. Investing in foreign securities involves more risks than investing in the United States. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use or transfer of fund assets, political or social instability and/or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. While the funds generally invest in securities that are traded on recognized exchanges or over-the-counter, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities.

         The funds anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose the funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts. Additionally, the costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

         Securities of foreign issuers may not be registered with the U.S. Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to or as uniform as those applicable to U.S. companies.

         The funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of the International Alpha Fund's country allocation investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

         ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

         Investment income on certain foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject. See "Taxes - Investment in Foreign Securities." In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

         Special Considerations Relating to Emerging Market Investments. The International Alpha Fund may invest in issuers located in emerging markets. Investing in securities of issuers located in emerging market countries involves additional risks. For example, many of the currencies of the Asia Pacific Region countries recently have experienced significant devaluations relative to the U.S. dollar, and major adjustments have been made periodically in various emerging market currencies. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

         Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or
controlled  to  varying  degrees.   These  restrictions  may  limit  the  fund's
investment in these countries and may increase its expenses. For example, certain countries may require government approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The fund could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation, as well as by the application to it of other restrictions on investments.

         If, because of restrictions on repatriation or conversion, the International Alpha Fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund could be subject to federal income and excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." In that case, it would become subject to federal income tax on all of its income and net gains. To avoid these adverse consequences, the fund would be required to distribute as dividends, amounts that are greater than the total amount of cash it actually receives. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund would not be able to purchase additional securities with cash used to make such distributions and its current income and the value of its shares ultimately could be reduced as a result.


         Differences Between the U.S. and Emerging Market Securities Markets. The securities markets of emerging market countries have substantially less volume than the New York Stock Exchange, and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.


         Government Supervision of Emerging Market Securities Markets; Legal Systems. There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to the fund than with respect to investments in the United States. Further, in certain countries, less information may be available to the fund than to local market participants. As legal systems in some of the emerging market countries develop, new laws and regulations may adversely affect foreign investors, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. Financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         Social, Political and Economic Factors. Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Changes in the leadership or policies of these countries may halt the expansion of foreign investment or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of the fund's assets. In addition, there could be asset expropriations or confiscatory levels of taxation that could affect the fund.

         Asia Pacific Markets. The fund may invest in Asia Pacific Region countries, few of which have Western-style or fully democratic governments. Some governments in the region are authoritarian in nature and influenced by security forces. For example, during the course of the last 25 years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. As in some other regions, several Asia Pacific Region countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency.

         The fund may also invest in issuers located in Hong Kong, which reverted to Chinese administration on July 1, 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control, business confidence and market and business performance in Hong Kong could be significantly affected by adverse political developments. China remains a totalitarian society with the continuing risk of nationalization, expropriation or confiscation of property. The fund's investments in Hong Kong may be subject to the same or similar risks as an investment in China.

         The economies of most of the Asia Pacific Region countries and many other emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries.

         Starting in mid-1997, some Asia Pacific Region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. Emerging markets outside the Asia Pacific Region, such as Latin American countries or Russia and other former members of the Soviet Union, also are susceptible to diminished prospects for corporate earnings growth and political, social or economic instability as a result of currency crises or related events.

         Currency-Linked Investments. The International Alpha Fund may invest in securities that are indexed to specific foreign currency exchange rates. The principal amount of these securities may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between currencies. The fund may experience loss of principal due to these adjustments.

         Foreign   Currency   Transactions.   A   significant   portion  of  the
International Alpha Fund's assets may be invested in foreign securities, and substantially all related income may be received by the fund in foreign currencies. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of the fund's foreign investments. The fund's share value may change significantly when its investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

         The International Alpha Fund values its assets daily in U.S. dollars and intends to convert its holdings of foreign currencies to U.S. dollars on a daily basis. From time to time, the fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the fund could suffer a loss of some or all of the amounts deposited. The fund may convert foreign currency to U.S. dollars from time to time.

         The value of the assets of the fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. The International Alpha Fund conducts its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

         The following are descriptions of the types of securities in which the Real Estate Fund may invest.

         Real Estate Investment Trusts. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Real Estate Fund's investments in REITs will consist of equity REITs.

         Since the fund concentrates its assets in the real estate industry, your investment in the fund will be closely linked to the performance of the real estate markets. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management. Other risks include extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

         Real Estate Companies. For purposes of the fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. Under normal circumstances, the fund will invest substantially all of its assets in the equity securities of real estate companies. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks,
securities   convertible  into  common  stocks  where  the  conversion   feature
represents, in REMS Group's view, a significant element of the securities' value, and preferred stocks.


         Non-Diversification of Investments. The fund is operated as a "non-diversified" portfolio. As a non-diversified investment company, the fund may be subject to greater risks than a diversified company because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of the fund's total assets will be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than U.S. government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of the fund's total assets may be invested in the securities of any one issuer.


         Borrowing for Leverage. The fund has the ability to borrow from banks on a secured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The fund may borrow and, if so, will maintain varying levels of leverage depending on factors such as the price of the REIT security relative to the underlying real estate and the returns of the REIT security relative to the interest expense on the borrowing. REMS Group anticipates that, under normal circumstances the fund will have a level of leverage of 10% or more of its net assets a clear majority of the time. However, the fund may have no leverage or less than 10% leverage for an extended period of time when REMS Group believes that leverage or leverage of 10% or more is not in the best interest of the fund. The fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of the fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the fund's assets fails to meet this 300% asset coverage requirement, the fund will reduce its bank debt within three days to meet the requirement. To do so, the fund might have to sell a portion of its investments at a disadvantageous time.


         Leverage creates an opportunity for increased income and capital appreciation, but at the same time, it creates special risks. Leverage is a speculative technique in that it will increase the fund's exposure to capital risk. Successful use of leverage depends on REMS Group's ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

         The fund will pay interest on these loans, and that interest expense will raise the overall expenses of the fund and reduce its returns. If the fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. Additionally, the fund's net asset value per share might fluctuate more than that of other mutual funds that do not borrow.


         To secure the fund's obligation on these loans, the fund will have to pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent REMS Group from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the REMS Group to sell assets it would not otherwise choose to sell at that time.


         To the extent the income or capital appreciation derived from securities purchased with fund assets received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such fund assets is not sufficient to cover the cost of leverage, the return on the funds available for distribution to shareholders will be reduced and less than they would have been if no leverage had been used. Nevertheless, REMS Group may determine to maintain the fund's leveraged position if it deems such action to be appropriate under the circumstances.


        Short Sales. The fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that REMS Group believes possess volatility characteristics similar to those being hedged. The fund also may use short sales in an attempt to realize gain. To effect a short sale, the fund's brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the fund is obligated to deliver the "shorted" security by purchasing it at the market price at that time. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 30% of the value of the fund's net assets.

         To secure the fund's obligation to deliver any shorted security, it will leave the proceeds of the short sale with the selling broker and will also earmark or place in a segregated account, an amount of cash or liquid securities at least equal to the current market value of the security sold short, reduced by any amount deposited as margin. Depending on arrangements made with the broker or custodian, the fund might not receive any payments (including interest) on collateral deposited with the broker or custodian.


         If the price of a security sold short increases, the fund may lose money on the short position. A short position for hedging purposes may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the fund may be required to pay in connection with a short sale.

         Securities Lending. To raise cash for liquidity purposes, the fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the fund's Board of Trustees. There are some risks in connection with securities lending. The fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day, the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the fund.

         When it lends securities, the fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The fund may also pay reasonable finders', custodian and administrative fees in connection with these loans. The terms of the fund's loans must meet applicable tests under the Code and must permit the fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Investment Limitations of the Funds

         Fundamental Limitations. The following fundamental investment limitations cannot be changed for a fund without the affirmative vote of a "majority" of the fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

         The following investment restrictions are fundamental policies of the funds as contemplated by the Investment Company Act. The limitations of the following policies may be changed to the extent that the corresponding policies of the Investment Company Act are changed by amendment, exemptive or interpretive relief.

         Each fund will not:


(1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except the Real Estate Fund may invest more than 25% of its total assets in the real estate industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.


      The following interpretation applies to, but is not a part of, this fundamental limitation: (a) domestic and foreign banking will be considered to be different industries and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.


(2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. That restriction does not prohibit the Real Estate Fund from borrowing money subject to the provisions set forth in this Statement of Additional Information, or from entering into margin, collateral or escrow arrangements permitted by its other investment policies.

(3)
      make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

(4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.


(5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. The Real Estate Fund does not consider securities issued by companies which invest in real estate or interests therein, or securities directly or indirectly secured by real estate or interests therein to be investments in real estate.


(6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         The Alpha and International Alpha Funds will not purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

         Non-Fundamental Limitations. The following investment restrictions are non-fundamental and may be changed by the vote of the Board of Trustees without shareholder approval.

         Each fund will not:

(1) invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

(2) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger (and except that the fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act).

      The Alpha and International Alpha Funds will not:

(1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.


      The Real Estate Fund has a policy that at least 80% of its net assets, plus the amount of any borrowings for investment purposes, will be invested in equity securities of companies principally engaged in the real estate industry and other real estate related investments. The Real Estate Fund may not change this policy without giving sixty (60) days' written notice to its shareholders.


                     STRATEGIES USING DERIVATIVE INSTRUMENTS

         Options and Futures. Each fund may invest in certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Financial Instruments") to attempt to enhance the fund's income or yield or to attempt to hedge the fund's investments.

         Generally, a fund may purchase and sell any type of Financial Instrument. However, as an operating policy, each fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.


         The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, each fund's ability to use Financial Instruments may be limited by tax considerations. See "Taxes - Investments in Complex Securities."


         In addition to the instruments, strategies and risks described below, the investment advisers and sub-advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as an investment adviser or sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The investment advisers and sub-advisers may utilize these opportunities to the extent that they are consistent with a fund's investment objective and permitted by the fund's investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The funds' Prospectuses and/or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectuses.

         Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

      (1) Successful use of most Financial Instruments depends upon the investment adviser's or sub-adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because the adviser or sub-adviser projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument.
Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either case, the fund would have been in a better position had it not attempted to hedge at all.

      (4) As described below, a fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

         (5) The funds' ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

         Cover. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, earmark or set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets to cover in accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the funds to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the funds would expect to suffer a loss.


         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter ("OTC") option (an option not traded on exchanges), the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         Each fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         Risks of Options on Securities. Options offer large amounts of leverage, which will result in a fund's net asset value being more sensitive to changes in the value of the related instrument. A fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

         The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the funds will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a fund was unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expired or is exercised.

         Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund's exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.


         Risks of Options on Indices. The risks of investment in options on indices may be greater than the risk of investing in options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.


         Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. As long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally, OTC foreign currency options used by the Alpha Fund and International Alpha Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a fund was unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to earmark or maintain cash or securities in a segregated account.

         Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the investment adviser or sub-adviser may still not result in a successful transaction. The investment adviser or sub-adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         Index Futures. The risk of imperfect correlation between movements in the price of an index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against declines in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.


         To the extent that a fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. This policy does not limit to 5% the percentage of a fund's assets that are at risk in futures contracts, options on futures contracts and currency options.


         Turnover. A fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         The funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

         For the last two fiscal years, each fund's portfolio turnover rate was as follows:



                        Fund                           Fiscal Year Ended June    Fiscal Year Ended June 30,
                                                              30, 2004                      2003
                                                     --------------------------- ----------------------------
  Alpha Fund                                                    80%                          59%
  International Alpha Fund                                      136%                         82%
  Real Estate Fund                                              84%                          27%(1)


      1 For the period from December 16, 2002 (commencement of operations) through June 30, 2003.


                             MANAGEMENT OF THE FUNDS

         The Trust is governed by a Board of Trustees which oversees its operations and which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of the Trust as applicable, for each existing or future series.

         The trustees ("board members") and executive officers of the Trust, their dates of birth and principal occupations during the past five years are set forth below. The address for each person as it relates to Trust business is c/o Hillview Capital Advisors, 700 The Times Building, Ardmore, Pennsylvania 19003.

------------------------------- ------------------------ -------------------------------- ------------------ ------------------
                                                                                              Number of
                                                                                            Portfolios in          Other
                                                                                            Fund Complex     Trusteeships and
Name, Date of Birth,                Term of Office/      Principal Occupation(s) During      Overseen by       Directorships
Position(s) with the Trust       Length of Time Served            Past 5 Years                 Trustee        Held by Trustee
------------------------------- ------------------------ -------------------------------- ------------------ ------------------
                                                    DISINTERESTED TRUSTEES
------------------------------ ------------------------- -------------------------------- ------------------ ------------------
Robert M. Bowen                Indefinite-- until        Mr. Bowen retired as a Manager           3          Director,
D.O.B.: 1/11/37                successor is elected      of Consulting and Executive                         Admirality Point
Trustee                                                  Vice President of Callan                            Association
                               Since 11/2002             Associates, Inc. (global                            (condominium
                                                         investment consulting) in 2001.                     association).
------------------------------ ------------------------- -------------------------------- ------------------ ------------------
Richard D. Driscoll            Indefinite -until         Mr. Driscoll retired as                  3          Chairman,
D.O.B.:  4/17/31               successor is elected.     Chairman and CEO of Bank of                         Charlesbank
Trustee                                                  New England N.A. in 1990,                           Homes; Vice
                                Since inception.         after 33 years with the firm.                       Chairman,
                                                         He then served as President                         Massachusetts
                                                         and Chief Executive Officer of                      Business
                                                         the Massachusetts Bankers                           Development
                                                         Association until 1997.                             Corp.;
                                                                                                             President,
                                                                                                             Holyhood
                                                                                                             Cemetery
                                                                                                             Association.
------------------------------ ------------------------- -------------------------------- ------------------ ------------------
Richard W. Hutson              Indefinite -until         Mr. Hutson retired as a Senior           3          Trustee,
D.O.B.:  9/30/38               successor is elected.     Principal of Hewitt Associates                      European
Trustee                                                  LLC (consulting) in 1996,                           Investors Inc.
                                Since inception.         after 32 years with the firm.                       Realty
                                                                                                             Securities
                                                                                                             Trust; Director,
                                                                                                             Harris Bank
                                                                                                             Libertyville;
                                                                                                             Director, Wells
                                                                                                             Manufacturing
                                                                                                             Co.; Chairman,
                                                                                                             Ball State
                                                                                                             University
                                                                                                             Foundation.



                                       33


------------------------------ ------------------------- -------------------------------- ------------------ ------------------
Robert W. Uek                  Indefinite -until         Mr. Uek retired from                     3          Trustee, T.T.
D.O.B.:  5/18/41               successor is elected.     PricewaterhouseCoopers LLP in                       International
Trustee                                                  1999, where he had been a                           Funds; Board of
                                Since inception.         partner specializing in the                         Overseers, New
                                                         investment management                               England
                                                         industry, and had served as                         Aquarium;
                                                         Chairman of legacy Coopers &                        Trustee,
                                                         Lybrand's Global Investment                         Anatolia College
                                                         Management Industry Group.                          (Thessaloniki,
                                                                                                             Greece);
                                                                                                             Trustee, Pelican
                                                                                                             Bay Foundation;
                                                                                                             Trustee, Raymond
                                                                                                             Moore Foundation.
------------------------------ ------------------------- -------------------------------- ------------------ ------------------
                                                      INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
David M. Spungen*              Indefinite-- until        Mr. Spungen is Managing                 3                   None
D.O.B.: 10/26/61               successor is elected      Director of Hillview Capital
Trustee and President                                    Advisors.  Prior to 1999, he
                               Since inception           was a Principal of CMS
                                                         Companies   (investment
                                                         firm).
------------------------------ ------------------------- -------------------------------- -------------------- ----------------
                                                           OFFICERS
------------------------------ ------------------------- -------------------------------- -------------------- ----------------
Lisa Ploschke                  Indefinite -until         Ms. Ploschke joined Hillview             N/A                N/A
D.O.B.:  8/16/65               successor is elected.     Capital Advisors in October
                                                         2003 as an Investment
Secretary                       Secretary since 2/2004   Administration and Operations
                                                         Manager.  From April 2000 to
                                                         October 2003, she was a
                                                         Financial Analyst for Xerox
                                                         Services and from June 1999 to
                                                         March 2000, she was an Office
                                                         Manager/Administrative
                                                         Assistant for Stein Feldman &
                                                         Associates (accounting).
------------------------------ ------------------------- -------------------------------- -------------------- ----------------
Joseph A. Bracken              Indefinite-- until        Mr. Bracken is Chief Operating           N/A                N/A
D.O.B.:  10/20/66              successor is elected      Officer of Hillview Capital
Treasurer                                                Advisors.  Prior to April
                               Treasurer since 6/2000    1999,  he was  Director of
                                                         Client Services of CMS
                                                         Companies   (investment
                                                         firm).
------------------------------ ------------------------- -------------------------------- -------------------- ----------------
Gary Sobelman                  Indefinite-- until        Mr. Sobelman is a Managing               N/A                N/A
D.O.B.: 4/8/63                 successor is elected      Director of Hillview Capital
Vice President                                           Advisors.  Prior to 1999, he
                               Vice President since      was a Principal of CMS
                               2/2003                    Companies (investment firm).



                                       34


------------------------------ ------------------------- -------------------------------- -------------------- ----------------
Salvatore Faia, Esquire, CPA   Indefinite-- until        Senior Legal Counsel, PFPC               N/A                N/A
Vigilant Compliance            successor is elected      Inc. from 2002 to 2004; Chief
186 Dundee Drive, Suite 700                              Legal Counsel, Corviant
Williamstown, NJ  08094                                  Corporation (Investment
DOB: 12/25/62                  Chief Compliance          Adviser, Broker/Dealer and
Chief Compliance Officer       Officer since 10/2004     Service Provider to Investment
                                                         Advisers  and  Separate
                                                         Accountant   Providers)
                                                         from   2001  to   2002;
                                                         Partner,         Pepper
                                                         Hamilton LLP (law firm)
                                                         from 1997 to 2001.
------------------------------ ------------------------- -------------------------------- -------------------- ----------------


___________
* Mr. Spungen is an "interested person" of the Trust as defined in the Investment Company Act by virtue of his position with Hillview Advisors.


         Robert Bowen held a limited partnership interest in the DGHM Leveraged REIT, L.P., the predecessor unregistered investment company whose assets were transferred to the Real Estate Fund in exchange for shares of the fund on December 16, 2002.

         The Board of Trustees is responsible for the overall management and affairs of the Trust. The Board meets regularly to review fund performance, approve agreements with the Trust's service providers and other matters relating to the operation of the Trust. The Board of Trustees met four times during the fiscal year ended June 30, 2004.

         The Audit Committee of the Board of Trustees is composed of Messrs. Bowen, Driscoll, Hutson and Uek. The Audit Committee makes recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. The Audit Committee also approves all audit and non-audit services provided to the Trust by the independent auditors, and the related fees. The Audit Committee met two times during the fiscal year ended June 30, 2004.

         The Nominating Committee of the Board of Trustees is composed of Messrs. Bowen, Driscoll, Hutson and Uek. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. The Nominating Committee will consider nominees submitted by shareholders. The Nominating Committee did not meet during the fiscal year ended June 30, 2004.

         The Valuation Committee of the Board of Trustees is composed of Messrs. Bracken, Sobelman and Spungen. The Committee, under procedures established by the Board, determines a price for a security held by a fund when there is no readily available market price for that security. The Valuation Committee reports its findings to the full Board on a quarterly basis, as necessary. The Valuation Committee met six times during the fiscal year ended June 30, 2004.

         The Trust pays board members who are not "interested persons" of the Trust as defined in the Investment Company Act ("Independent Trustees") approximately $14,000 annually. The Trust pays each such Independent Trustee $1,500 for each board meeting and each separate meeting of a board committee, and $8,000 as an annual retainer. All board members are reimbursed for any expenses incurred in attending meetings. Board members and officers own in the aggregate less than 1% of the shares of each fund. Because Hillview Advisors, REMS Group and PFPC perform substantially all of the services necessary for the operation of the Trust and each fund, the Trust requires no full-time employees. No officer, director or employee of Hillview Advisors, REMS Group or PFPC presently receives any compensation from the Trust for acting as a board member or officer.

         Trustees' Compensation. The table below sets forth the compensation paid to Trustees of the Trust during the fiscal year ended June 30, 2004.


Name of Person, Position          Aggregate              Pension or           Estimated Annual     Total Compensation
                                                         Retirement
                                                      Benefits Accrued
                              Compensation from        as Part of Fund          Benefits Upon          from Trust
                                    Trust                 Expenses*              Retirement*        Paid to Trustees
========================== == =================== == ==================== = ====================== ====================

David M. Spungen
President and Trustee                N/A                     N/A                     N/A                   N/A


Robert M. Bowen
Trustee                             $9,000                   N/A                     N/A                 $9,000

Richard W. Hutson
Trustee                             $9,000                   N/A                     N/A                 $9,000

Richard D. Driscoll
Trustee                             $9,000                   N/A                     N/A                 $9,000

Robert W. Uek
Trustee                             $9,000                   N/A                     N/A                 $9,000


* No officer or Trustee is entitled to retirement benefits from the Trust.

         The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each fund of the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2003.

                                                                                        Aggregate Dollar Range of
                                                                                        Equity Securities in All
                                                                                     Registered Investment Companies
                                                   Dollar Range of                     Overseen by the Trustee in
Name of Trustees                           Equity Securities in Each Fund            Family of Investment Companies
-------------------------------------   --------------------------------------    --------------------------------------


Interested Trustee
------------------


David M. Spungen                        Alpha Fund                                $50,000-$100,000
                                        $0
                                        International Alpha Fund
                                        $50,000-$100,000
                                        Real Estate Fund
                                        $0


Independent Trustees
--------------------


Robert M. Bowen                         Alpha Fund                                Over $100,000
                                        $0
                                        International Alpha Fund
                                        $0
                                        Real Estate Fund
                                        Over $100,000

Richard D. Driscoll                     Alpha Fund                                $0
                                        $0
                                        International Alpha Fund
                                        $0
                                        Real Estate Fund
                                        $0

Richard W. Hutson                       Alpha Fund                                $0
                                        $0
                                        International Alpha Fund
                                        $0
                                        Real Estate Fund
                                        $0

Robert W. Uek                           Alpha Fund                                $0
                                        $0
                                        International Alpha Fund
                                        $0
                                        Real Estate Fund
                                        $0

         As of December 31, 2003, none of the Independent Trustees or their immediate family members owned beneficially or of record an interest in Hillview Advisors, REMS Group, any of the sub-advisers or the funds' distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

         Hillview  Advisors  is  the  investment   adviser  for  the  Alpha  and
International Alpha Funds, and operates as a "manager of managers." Hillview Advisors and the Trust have obtained an exemptive order from the SEC that permits Hillview Advisors, with the approval of the Trust's Board of Trustees, to retain unaffiliated sub-advisers for a fund without submitting the Sub-Advisory Agreement to a vote of the fund's shareholders. A shareholder vote would be required to approve any change to a Sub-Advisory Agreement if such change would result in the overall management and advisory fees payable by a fund that have been approved by the shareholders of the fund. The overall management and advisory fee levels approved by the shareholders of the Alpha and International Alpha Funds are 1.38% and 1.20% of average annual assets, respectively. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers for a fund. Hillview Advisors oversees the investment advisory services provided to the funds. Pursuant to separate sub-advisory agreements with the Trust and Hillview Advisors, and under the supervision of Hillview Advisors and the Board of Trustees, a sub-adviser is responsible for the day-to-day investment management of a portion of the assets of a fund. The sub-adviser also is responsible for managing its employees who provide services to the funds. Sub-advisers are selected for the funds based primarily upon the research and recommendations of Hillview Advisors, which evaluates quantitatively and qualitatively a sub-adviser's skills and investment results in managing assets, investment styles and strategies and personnel. Subject to Board review, Hillview Advisors allocates and, when appropriate, reallocates the funds' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the funds' investment objectives, policies and restrictions. Hillview Advisors has ultimate responsibility for the investment performance of the funds due to its responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

         In evaluating the sub-advisers, the Trustees received written and oral information from Hillview Advisors and each sub-adviser. Hillview Advisors recommended the selection of each sub-adviser and reviewed the considerations and the search process that led to the recommendation. The Trustees received information that they deemed necessary from each sub-adviser and considered information about portfolio managers, investment philosophy, strategies and process, as well as other factors. In appointing the sub-advisers, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the funds; (2) the investment objective and policies of the funds;
(3) the history, reputation, qualification and background of the sub-adviser's personnel and its financial condition; (4) its performance record; and (5) other factors deemed relevant. The Trustees also reviewed the fees to be paid to each sub-adviser, including any benefits to be received by the sub-adviser or its affiliates in connection with soft dollar arrangements. Under each Investment Sub-Advisory Agreement among the Trust, Hillview Advisors and each sub-adviser relating to the funds, the sub-advisers make investment decisions for their portion of the assets of the fund allocated to it by Hillview Advisors, and continuously reviews, supervises and administers the fund's investment program with respect to these assets. The sub-advisers are independent of Hillview Advisors and discharge their responsibilities subject to the supervision of Hillview Advisors and the Trustees of the Trust, and in a manner consistent with the investment objective, policies and limitations of each fund. The Sub-Advisory Agreements are substantially similar to each other. Specifically, the duties to be performed, standard of care and termination provisions of the Agreements are similar to each other. The Sub-Advisory Agreements will remain in effect for two years from their date of execution (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trustees, including a majority of the Independent Trustees.


         In approving the Advisory Agreement between the Trust and Hillview Advisors, the Board discussed the qualifications of Hillview Advisors and the specific terms of the agreement, including the compensation to be paid thereunder. The Board also discussed Hillview Advisors' arrangement to waive a portion or all of its fee and to limit the overall expenses of the funds. The
Advisory Agreement was approved for an initial two year period and must be approved annually thereafter, unless terminated earlier, by a majority vote of the Trustees, including a majority of the Independent Trustees, or by a majority of the outstanding voting securities of the Trust.

         REMS Group is the investment adviser for the Real Estate Fund. REMS Group oversees the investment advisory services provided to the fund. REMS Group is responsible for the day-to-day investment management of the assets of the fund. REMS Group is also responsible for managing its employees who provide services to the fund.

         In approving the Investment Advisory Agreement between the Trust and REMS Group, the Board discussed the qualifications of REMS Group and the specific terms of the agreement, including the compensation to be paid thereunder. The Board also discussed REMS Group's arrangement to waive a portion or all of its fee and to limit the overall expenses of the fund. The Investment Advisory Agreement was approved for an initial two year period and must be approved annually thereafter, unless terminated earlier, by a majority vote of the Trustees, including a majority of the Independent Trustees, or by a majority of the outstanding voting securities of the Trust.

         In evaluating REMS Group, the Trustees received written and oral information from REMS Group. The Trustees received information that they deemed necessary from REMS Group and considered information about the portfolio manager's investment philosophy, strategies and process, as well as other factors. In appointing REMS Group, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the fund; (2) the investment objective and policies of the fund; (3) the history, reputation, qualification and background of REMS Group's personnel and its financial condition; (4) its performance record; and (5) other factors deemed relevant. The Trustees also reviewed the fees to be paid to REMS Group, including any benefits to be received by REMS Group or its affiliates in connection with soft dollar arrangements.


Code of Ethics. The Trust, Hillview Advisors, REMS Group, the sub-advisers and PFPC Distributors, Inc. have each adopted a code of ethics, as required by Rule 17j-1 under the Investment Company Act. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by a fund, subject to certain general restrictions and procedures. The codes of ethics for the Trust, Hillview Advisors, REMS Group and the sub-advisers are on file with the SEC.


         Proxy Voting Policies and Procedures. The Board of Trustees has delegated to Hillview Advisors the responsibility to vote proxies with respect to the portfolio securities held by the

Alpha Fund and the International Alpha Fund. Hillview Advisors has, in turn, delegated to each sub-adviser the responsibility to vote proxies with respect to portfolio securities held by the portion of the Alpha Fund and the International Alpha Fund that the sub-adviser manages. The Board of Trustees has delegated to REMS Group the responsibility to vote proxies with respect to the portfolio securities held by the Real Estate Fund.


         The Trust, Hillview Advisors, each sub-adviser and REMS Group have adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which it has discretionary authority. Copies of the policies and procedures for the Trust, Hillview Advisors, each sub-adviser and REMS Group are included with this SAI. See Appendix A-Proxy Voting Policies and Procedures.


         Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 660-9418 and on the SEC's website at http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Control Persons. Persons or organizations beneficially owning 25% or more of the outstanding shares of a fund, as indicated below, may be presumed to "control" a fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a fund on any matter requiring the approval of the shareholders of that fund.


         Principal Holders. As of September 30, 2004, the following persons owned of record, or were known to own beneficially, 5% or more of the outstanding shares of each fund.

                     Fund/                        Owner of           Beneficial
        Name and Address of Shareholder           Record             Owner                   Percentage of Shares
        -------------------------------           ------             -----                   --------------------

Hillview Alpha Fund:
Batrus & Co.                                             X                                          77.83%
c/o Bankers Trust Co.
PO Box 9005
Church Street Station
New York, NY  10008

SEI Private Trust Co.                                    X                                          14.69%
c/o Mellon Bank
Attn:  Mutual Funds
One Freedom Valley Drive
Oaks, PA  19456



                                       40

                     Fund/                        Owner of           Beneficial
        Name and Address of Shareholder           Record             Owner                   Percentage of Shares
        -------------------------------           ------             -----                   --------------------


Guadi & Co.                                              X                                          5.07%
c/o Bankers Trust Co.
PO Box 9005
Church Street Station
New York, NY  10008

Hillview International Alpha Fund:
----------------------------------
Batrus & Co.                                             X                                          79.03%
c/o Bankers Trust Co.
PO Box 9005
Church Street Station
New York, NY  10008

Guadi & Co.                                              X                                          12.43%
c/o Bankers Trust Co.
PO Box 9005
Church Street Station
New York, NY  10008

REIT Fund
Batrus & Co.                                             X                                          20.18%
c/o Bankers Trust Co.
PO Box 9005
Church Street Station
New York, NY  10008

First Union National Bank Trust                          X                                          22.69%
Mutual Funds NC 1151
1525 W W T Harris Blvd.
Charlotte, NC  28288-1151

Independence Trust Co.                                   X                                          9.00%
PO Box 682188
Franklin, TN  37068-2188

Guadi & Co.                                              X                                          7.33%
c/o Bankers Trust Co.
PO Box 9005
Church Street Station
New York, NY  10008



                                       41

                     Fund/                        Owner of           Beneficial
        Name and Address of Shareholder           Record             Owner                   Percentage of Shares
        -------------------------------           ------             -----                   --------------------


FirstOak & Co.                                           X                                          5.72%
Attn: Anita Lantz
PO Box 557
Oakland, MD  21550

Thomas Beach                                                                 X                      5.05%
Three Radnor Corporate Center, Suite 410
Radnor, PA  19087

         Management Ownership. As of September 30, 2004, the officers and trustees as a group own less than 1% of each of the funds.


         INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

         Alpha Fund and International Alpha Fund
         ---------------------------------------


         Investment Advisory Arrangements. Hillview Advisors acts as the investment adviser and manager of the funds pursuant to an investment management contract ("Management Contract") with the Trust and is a registered investment adviser under the Investment Advisers Act of 1940. David M. Spungen, Gary R. Sobelman and Joseph A. Bracken own approximately 60.5%, 30.25% and 5.88%, respectively, of the outstanding equity of Hillview Advisors. Asset Management Investment Company PLC ("AMIC") owns 3.375% and a convertible note, which can be converted into 59.5% of Hillview Advisors' equity at AMIC's discretion at any time prior to November 30, 2011. AMIC may be deemed a control person of Hillview Advisors. AMIC, a U.K. public company, was established in 1994 and is headquartered at 32 Lundgate Hill, London EC4M 7DR. Under the Management Contract, Hillview Advisors receives a fee, computed daily and paid monthly, at the annual rate of 0.25% of each fund's average daily net assets.


         Hillview Advisors voluntarily agreed to waive its Management Fee for the funds' fiscal years ending June 30, 2003 and June 30, 2004. For the fiscal year ended June 30, 2002, Hillview Advisors contractually agreed to reimburse expenses to limit the expenses of the funds so that Other Expenses (i.e. those expenses other than advisory fees and sub-advisory fees) would not exceed 0.35% of average annual assets from June 30, 2001 through September 18, 2001 and 0.40% of average annual assets from September 19, 2001 through June 30, 2002 for the Alpha Fund and from June 30, 2001 through September 18, 2001, 0.75% of average annual assets and from September 19, 2001 through June 30, 2002, 0.80% of the average daily net assets for the International Alpha Fund. Any waivers or reimbursements made by Hillview Advisors during those periods are subject to repayment by the funds, provided that the payments are reimbursed within three years of the payment being made and repayment does not result in the funds' Other Expenses exceeding the foregoing expense limitations. Effective July 1, 2002, Hillview Advisors terminated its agreement to reimburse Other Expenses of the Hillview Alpha Fund and the Hillview International Fund, respectively. Hillview Advisors may be reimbursed the amount of any previous payments provided that the payments are reimbursed within three years of the original payment date and the combination of the fund's Other Expenses and such reimbursements do not exceed the foregoing expense limitations. If actual Other Expenses are less than the stated contractual cap, and Hillview Advisors has recouped any eligible previous payments made, the fund will be charged such lower expenses. Amounts subject to possible reimbursement as of June 30, 2004 were $83,594 and $95,585 for the Alpha Fund and the International Alpha Fund, respectively. For the fiscal years ended June 30, 2004, 2003 and 2002, management and advisory fees, waivers, and net reimbursements were as follows:

                                      Alpha Fund                            International Alpha Fund
                       -----------------------------------------    -----------------------------------------
Fee                    Fiscal Year   Fiscal Year   Fiscal Year      Fiscal Year   Fiscal Year   Fiscal Year
                          Ended         Ended         Ended            Ended         Ended         Ended
                         June 30,      June 30,      June 30,         June 30,      June 30,      June 30,
                           2004          2003          2002             2004          2003          2002
------------------- -- ------------- ------------- -------------    ------------- ------------- -------------

Gross Management           $222,442      $171,727      $236,618          $88,300       $63,328       $82,438
and Advisory Fees

Waivers                  $(222,442)    $(171,727)    $(236,618)        $(88,300)     $(63,328)     $(82,438)


Net Management                   $0            $0            $0               $0            $0            $0
and Advisory Fees


Expense                          $0            $0     $(83,594)               $0            $0    $(108,788)
Reimbursement

Reimbursement                    $0            $0        $2,984               $0            $0            $0
Recouped





         Under the terms of the Management Contract, each fund bears all expenses incurred in its operation that are not specifically assumed by Hillview Advisors. Expenses borne by the funds include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by a fund and any losses incurred in connection therewith; (2) fees payable to, and expenses incurred on behalf of, a fund by Hillview Advisors; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of each fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to the Independent Trustees; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by a fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

         Under the Management Contract, Hillview Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Management Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Hillview Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Contract terminates automatically upon its assignment and is terminable, at any time, without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to Hillview Advisors, or by Hillview Advisors on 60 days' written notice to the Trust.

         Investment Sub-Advisory Agreements. Each sub-adviser serves as an investment adviser pursuant to a separate Investment Sub-Advisory Agreement among itself, the Trust, on behalf of each fund, and Hillview Advisors (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements"). All of the Sub-Advisory Agreements have substantially similar terms.

         Control Persons of Sub-Advisers. The following is a description of parties who control the sub-advisers.

         Alpha Fund.

         Frontier is an affiliate of Affiliated Managers Group, Inc. ("AMG"). In total, Frontier employees own approximately a 30% direct profits interest in the firm and AMG owns approximately the remaining 70% profits interest. AMG is a publicly held asset management company.

         Harris is a subsidiary of CDC IXIS Asset Management North America L.P. (a wholly owned subsidiary of CDC IXIS Asset Management).


         Ironwood is owned by Warren J. Isabelle and his three partners, Richard
L. Droster, Director of Marketing; Donald Collins, Senior Portfolio Manager; and Gary Saks, Chief Operating Officer. Mr. Warren and Mr. Droster both have ownership interests in excess of 25% and therefore are deemed control persons of Ironwood.

         The majority of Pzena Investment Management is owned by the firm's five managing principals: Richard S. Pzena (CEO), John P. Goetz (Managing Principal, Research), Bill Lipsey (Managing Principal, Marketing and Client Services), Amy Jones (Managing Principal Ops and Admin) and Rama Krishna (Managing Principal, Large Cap). Nine additional employees own interests in the firm as of January 1, 2004. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena.

         Century is an independent, 100% employee-owned, limited liability company. A change of control of majority interests occurred on January 29, 2004, in which the control shifted from the founder of Century, Allan W. Fulkerson, to key principals and full-time employees. Alexander L. Thorndike and Davis Fulkerson are the succeeding stockholders to the majority interest and therefore are deemed control persons of Century. As part of the succession plan, Century transformed from a corporation into a limited liability company.

         Under the terms of the Sub-Advisory Agreements, the sub-advisers bear all expenses they incur in connection with the services provided thereunder other than the cost of securities (including brokerage commissions, if any) purchased for a fund. The Hillview Alpha Fund pays sub-advisory fees to the sub-advisers based on annual percentage rates of the value of the portion of the Hillview Alpha Fund's portfolio managed by each sub-adviser. Harris receives an annual sub-advisory fee of 0.75% of the average daily net assets on the first $20 million of the portion of the fund's portfolio it manages, 0.60% of the average daily net assets on the next $55 million, and 0.55% of the rest of the portion of the fund's assets it manages thereafter. Ironwood receives an annual sub-advisory fee of 0.75% of the average daily net assets of the first $25 million of the portion of the fund's portfolio it manages and 0.60% of the average daily net assets of the rest of the portion of the fund's portfolio it manages thereafter. Pzena receives an annual sub-advisory fee of 1.00% of the average daily net assets of the first $30 million of the portion of the fund's portfolio it manages and 0.75% of the average daily net assets of the rest of the portion of the fund's assets it manages thereafter. Frontier receives an annual sub-advisory fee of 1.00% of the average daily net assets of the first $25 million of the portion of the fund's portfolio it manages and 0.75% of the average daily net assets of the rest of the portion of the fund's portfolio it manages thereafter. Effective February 14, 2004, Century receives an annual sub-advisory fee of 0.96% of the average daily net assets of the portion of the fund's portfolio it manages. The following amounts were paid to each sub-adviser for the past three fiscal years:




                                                      Total Dollar Amounts     Total Dollar Amounts     Total Dollar Amounts
                                                      that the Fund Paid to    that the Fund Paid to    that the Fund Paid to
                                                       the Sub-Adviser For      the Sub-Adviser For     the Sub-Adviser For
                                                           Year Ended               Year Ended               Year Ended
      Fund                   Sub-Adviser                  June 30, 2004            June 30, 2003           June 30, 2002
----------------- ---------------------------------- ------------------------ ------------------------ -----------------------
Alpha Fund        Harris Associates LP                       $161,526                 $139,474                $197,015
                  Ironwood Capital Management                $121,950                  $91,548                 $45,685(1)
                  Shaker Investments(2)                       $84,357                 $105,120                $168,006
                  Pzena Investment Management                $216,513                 $170,057                $205,393
                  Frontier Capital Management                $156,250                 $104,146                $202,243
                  Nevis Capital Management(3)                     N/A                      N/A                 $48,685
                  Century Capital Management                  $49,437(4)                   N/A                     N/A
Total                                                        $790,033                 $610,345                $867,207
________________
1 Fees paid to Ironwood  are for the period from  November 14, 2001 through June
30, 2002.
2  At a meeting  held on February 6, 2004,  the Board of Trustees  ratified  the termination of Shaker Investments, as a sub-adviser to the fund. Fees paid to
   Shaker are for the period from July 1, 2003 through February 13, 2004.
3  At a meeting held on November 13,  2001,  the Board of Trustees  ratified the termination of Nevis Capital  Management,  LLC, as a sub-adviser to the fund.
   Fees paid to Nevis are for the period from July 1, 2001 through  November 13,
   2001.
4 Fees paid to Century are for the period from  February  14, 2004  through June
30, 2004.

         International Alpha Fund.

         Harris is a subsidiary of CDC IXIS Asset Management North America L.P. (a wholly owned subsidiary of CDC IXIS Asset Management).

         BPI is owned by CI Fund Management Inc. (a Canadian publicly-held mutual fund company) and JBS Advisors, Inc. (a company owned by BPI's portfolio managers and its president). Both have ownership interests in excess of 25% and therefore are deemed control persons of BPI.

         Pinnacle is 100% employee owned. Beechwood Place, LLC (Passios Family Partnership), which is wholly-owned by employees of Pinnacle, owns in excess of 50% of the voting securities and is therefore deemed a control person of Pinnacle.


         The Hillview International Alpha Fund pays sub-advisory fees to the sub-advisers based on annual percentage rates of the value of the portion of the Hillview International Alpha Fund's portfolio managed by each sub-adviser. Harris receives an annual sub-advisory fee of 0.75% of the average daily net assets on the first $25 million of the portion of the fund's portfolio it manages, 0.70% of the average daily net assets of the next $25 million, 0.60% of the average daily net assets of the next $50 million and 0.50% of the average daily net assets of the rest of the portion of the fund's assets it manages thereafter. BPI receives an annual sub-advisory fee of 0.80% of the average daily net assets on the first $20 million of the portion of the fund's portfolio it manages, 0.60% of the average daily net assets on the next $30 million it manages, 0.50% of the average daily net assets of the next $50 million it manages, and a negotiable rate on amounts greater than $100 million that it manages. Effective August 26, 2003, Pinnacle receives an annual sub-advisory fee of 0.90% of the average daily net assets on the first $15 million of the portion of the fund's portfolio it manages, 0.675% of the average daily net assets of the next $15 million and 0.45% on any balance over $30 million. The following amounts were paid to each sub-adviser for the past three fiscal years:



                                                          Total Dollar Amounts     Total Dollar Amounts    Total Dollar Amounts
                                                          that the Fund Paid to    that the Fund Paid to   that the Fund Paid to
                                                           the Sub-Adviser For     the Sub-Adviser For      the Sub-Adviser For
                                                               Year Ended               Year Ended              Year Ended
      Fund                     Sub-Adviser                    June 30, 2004           June 30, 2003            June 30, 2002
----------------- -------------------------------------- ------------------------ ----------------------- ------------------------
International
Alpha Fund        BPI Global Asset Management LLP                 $97,893                 $55,290                  $64,756
                  Deutsche Asset Management                        $8,908(1)              $50,032                  $56,429
                  Harris Associates LP                           $100,338                 $75,748                  $87,206
                  Waterford Management, LLC                           N/A                     N/A                  $78,061(2)
                  Pinnacle Associates, Ltd.                       $74,454(3)                  N/A                      N/A
Total                                                            $281,593                $181,070                 $286,452
________________
1 For the period from July 1, 2003 through  September 8, 2003, when its contract was terminated.
2 For the period from July 1, 2001 through April 18, 2002, when its  contract was  terminated.
3 Fees paid to Pinnacle are for the period from September 9, 2003 through June
30, 2004.



         Under the Sub-Advisory Agreements, the sub-advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Sub-Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisers in the performance of their duties or from reckless disregard of their duties and obligations thereunder. The Sub-Advisory Agreements terminate automatically upon their assignment and are terminable (1) by any party immediately upon written notice if there is a material breach by another party, (2) by any party at any time without penalty upon 30 days' written notice to the other two parties, and (3) by the Trust or Hillview Advisors immediately if, in the reasonable judgment of either, the sub-adviser becomes unable to discharge its duties under its Sub-Advisory Agreement. The Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the holders of a fund's outstanding voting securities on not more than thirty days' written notice.

         Subject to an exemptive order granted by the SEC, Hillview Advisors may terminate a sub-advisory relationship or select additional sub-advisers for a fund subject to the approval of the Trust's Board of Trustees.


         REAL ESTATE FUND
         ----------------


         Investment Advisory Arrangements. The REMS Group acts as the investment Adviser to the fund pursuant to an Advisory Agreement ("Advisory Agreement") with the Trust and is a registered investment Adviser under the Investment Company Act. REMS Group is organized as a limited liability corporation in the state of Florida. Mr. Edward Turville, managing director of the REMS Group, and Beach Investment Counsel, Inc., a registered investment adviser, are control persons under the Investment Company Act due to ownership interests of 50% and 30% respectively, of the REMS Group. Under the Advisory Agreement, the Adviser receives a fee, computed daily and paid monthly, at the annual rate of 1.00% of the fund's average daily net assets.


         The REMS Group contractually agreed to reimburse expenses for the fund through October 31, 2004 to the extent that the total operating expenses of the fund would not exceed 2.00% of average annual assets of the fund. Any reimbursements made by the REMS Group during this period are subject to repayment by the fund, provided that the payments are reimbursed within three years of the payment being made. The REMS Group has agreed to pay the organizational expenses of the fund subject to recoupment by the REMS Group within the first three years of investment operations of the fund. Amounts subject to possible reimbursement as of June 30, 2004 were $92,756.


         Under the Advisory Agreement between the Trust and the REMS Group relating to the fund, the REMS Group makes investment decisions for the assets of the fund, and continuously reviews, supervises and administers the fund's investment program with respect to those assets. The REMS Group is independent of Hillview Advisors and discharges its responsibilities subject to the supervision of the Trustees of the Trust, and in a manner consistent with the investment objective, policies and limitations of the fund. Under the terms of the Advisory Agreement, the REMS Group bears all expenses incurred by it in connection with its services under the Advisory Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the funds.

         Under the Advisory Agreement, the REMS Group will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the REMS Group in the performance of its duties or from reckless disregard of their duties and obligations thereunder. The Advisory Agreement terminates automatically upon its assignment and is terminable by (1) vote of the Board of Trustees, (2) by a vote of a majority of the holders of a fund's outstanding voting securities on sixty days' written notice to the REMS Group, or (3) without the payment of any penalty, by the REMS Group on sixty days' written notice to the Trust.


         The following amounts were paid to REMS Group since the Real Estate Fund commenced operations:

                                                                                  Period from December 16, 2002
                                                                                  (commencement of operations)
                                                       Fiscal Year Ended                     through
   Fee                                                   June 30, 2004                    June 30, 2003
   -------------------------------------------- -------------------------------- --------------------------------

   Gross Advisory Fees                                     $239,096                          $91,312

   Waivers and Reimbursements                              $(38,044)                        $(61,476)

   Net Advisory Fees                                       $201,052                          $29,836



         Management Agreement. Hillview Advisors serves as the fund's manager pursuant to an investment management agreement ("Management Agreement") with the Trust. As Manager, Hillview Advisors is responsible for managing the fund's business affairs. Officers of Hillview Advisors serve as Executive Officers of the fund and/or as members of the Board of Trustees. Hillview Advisors oversees the fund's service providers and compliance with applicable laws and regulations. For its services under the Management Agreement, Hillview Advisors receives an annual fee of 0.25% of the fund's average daily net assets.

         Under the terms of the Management Agreement, the fund bears all expenses incurred in its operation that are not specifically assumed by Hillview Advisors. Expenses incurred by the Trust, all or a portion of which may be allocable to the fund in accordance with the Trust's Agreement and Declaration of Trust, will include but not be limited to the following: (1) fees payable to, and expenses incurred on behalf of, the fund by the Manager relating to the fund under the Management Agreement; (2) fees and other compensation and expenses of the Adviser pursuant to the Advisory Agreement; (3) expenses of organizing the fund; (4) expenses of preparing and filing reports and other documents with governmental and regulatory agencies; (5) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (6) costs incurred in connection with the issuance, sale, or repurchase of the fund's shares of beneficial interest; (7) the fees and salaries payable to the Independent Trustees; (8) all expenses incurred in connection with the Independent Trustees' services, including travel expense; (9) taxes (including any income or franchise taxes) and governmental fees; (10) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds;
(11) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (12) interest charges; (13) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Trustees; (14) charges of custodians, transfer agents and other agents; (15) expenses of disbursing dividends and distributions; (16) expenses of setting in type and printing and mailing reports, notices and proxy materials for existing shareholders; (17) any extraordinary expenses (including fees and disbursements of counsel costs of actions, suits or proceedings to which the fund is a party and the expenses the fund may incur as a result of its legal obligation to provide indemnification to the Trust's officers, Trustees, employees and agents) incurred by the fund; (18) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (19) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (20) the cost of investment company literature and other publications provided by the Trust to its trustees and officers; and (21) costs of mailing, stationery and communications equipment.


         Under the Management Agreement, Hillview Advisors will not be liable for any costs or liabilities arising from any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Hillview Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The fund shall indemnify Hillview Advisors and its directors, officers and employees for any losses, damages, liabilities, costs and expenses as they are incurred by Hillview Advisors by reason of or arising out of any act or omission by the Trust under the Management Agreement, or by any breach of warranty, representation or agreement thereunder, except to the extent that such losses arise as a result of the negligence of Hillview Advisors in the performance of its duties under the Management Agreement. The Management Agreement terminates automatically upon its assignment and is terminable, at any time, without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities, on 60 days' written notice to Hillview Advisors, or by Hillview Advisors on 60 days' written notice to the Trust.


         Since the fund commenced operations, the fund paid fees to Hillview Advisors in the following amounts:




                                                                                        Period from December 16, 2002
                                                                                    (commencement of operations) through
                                               For the Fiscal Year Ended June 30,               June 30, 2003
Fee                                                           2004
--------------------------------------------- ------------------------------------- --------------------------------------

Gross Management Fees                                       $59,774                                $22,828

Waivers                                                        $0                                 $(9,287)

Net Management Fees                                         $59,774                                $13,541




         Distribution Arrangements. PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 an affiliate of PFPC, serves as the distributor of shares of the funds under a distribution contract with the Trust ("Distribution Contract"). The Distribution Contract requires PFPC Distributors, Inc. to use its best efforts, consistent with its other businesses, to sell shares of the funds. Shares of the funds are offered continuously. The funds are distributed through PFPC Distributors, Inc. primarily to clients of Hillview Advisors or REMS Group. The aggregate amount of commissions paid to PFPC Distributors, Inc. for the fiscal year ended June 30, 2004 was $0.


                          ADDITIONAL SERVICE PROVIDERS


         Administration and Accounting Services. Under a separate Administration and Accounting Services Agreement, PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for the funds. These services include preparing shareholder reports, providing statistical data and preparing and filing federal and state tax returns on behalf of the funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the funds. The accounting services performed include determining the net asset value per share of each fund and maintaining records relating to the securities transactions of each fund. The Administration and Accounting Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the funds, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreement. For the fiscal years ended June 30, 2004, 2003 and 2002, PFPC received $325,726, $278,661, and $285,006, respectively for its services.

         Custodian. The custodian is responsible for the safe keeping of each fund's assets and the appointment of any subcustodian banks and clearing agencies. PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, PA 19153, an affiliate of PFPC, serves as each fund's custodian.


         Transfer Agent. PFPC, 760 Moore Road, King of Prussia, PA, 19406 serves as the funds' transfer agent and dividend paying agent.


         Counsel. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Washington, DC 20036-1800, serves as counsel to the Trust.

         Independent Registered Public Accounting Firm. Deloitte & Touche LLP ("Deloitte"), located at 1700 Market Street, Philadelphia, PA 19103-3984, serves as the independent auditors for the Trust. The auditor examines financial statements for the Trust and provides other audit, tax and related services.


                             PORTFOLIO TRANSACTIONS


         Subject to policies established by the board, the sub-advisers for the Alpha Fund and International Alpha Fund and the REMS Group, for the Real Estate Fund, are responsible for the execution of a fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, the adviser/sub-advisers seek to obtain the best net results for a fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the investment adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The funds may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.

         Most of the Real Estate Fund's brokerage transactions are carried out through a single broker, designated as the fund's "prime broker." The fund may place its trades with any one of a number of executing brokers. However, the prime broker maintains an account with each executing broker, through which the fund's trades are processed. When the fund sells a security short, the prime broker borrows the security on the fund's behalf, and the fund posts collateral for the benefit of the prime broker.


         Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute its transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

         In selecting brokers, the adviser/sub-advisers will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, the sub-advisers may cause a fund to purchase and sell portfolio securities through brokers who provide the adviser/sub-advisers with brokerage or research services. A fund may pay those brokers a higher commission than may be charged by other brokers, provided that the adviser/sub-advisers determine in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of the adviser/sub-advisers to the fund and their other clients.

         Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, and government representatives.

         For purchases or sales with broker-dealer firms that act as principal, the adviser/sub-advisers seeks best execution. Although the adviser/sub-advisers may receive certain research or execution services in connection with these transactions, the adviser/sub-advisers will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. The adviser/sub-advisers may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

         Research services and information received from brokers or dealers are supplemental to the adviser's/sub-advisers' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by the adviser/sub-advisers in advising other funds or accounts and, conversely, research services furnished to the adviser/sub-advisers by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the funds.

         The aggregate amount of brokerage commissions paid for the past three fiscal years for each fund is shown below.



              Fund                  For the Fiscal Year Ended   For the Fiscal Year Ended   For the Fiscal Year Ended
              ----                        June 30, 2004               June 30, 2003               June 30, 2002
                                   ---------------------------- --------------------------- ---------------------------
Alpha Fund                                  $373,594                     $313,696                    $306,940
International Alpha Fund                    $212,197                      $82,402                   $429, 171
Real Estate Fund                            $155,406                      $68,479(1)                      N/A




1 For the period from December 16, 2002 (commencement of operations) through June 30, 2003.

         During the fiscal year ended June 30, 2004, the Trust, Hillview Advisors or REMS Group, through an agreement or understanding with a broker, directed the following fund's brokerage transactions to a broker because of research services provided:




                                             Amount of the Transactions                  Related Commissions
                                             --------------------------                  -------------------

Alpha Fund                                             $98,830                                 $49,415
International Alpha Fund                               $35,058                                 $17,529
Real Estate Fund                                       $35,094                                 $17,547


         Investment decisions for the funds and for other investment accounts managed by the adviser/sub-advisers are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount according to a formula deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the funds are concerned, or upon their ability to complete their entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the funds.


         During the fiscal years ended June 30, 2002 and 2003 and the period from July 1, 2003 through September 8, 2003, certain portfolio transactions were executed through Deutsche Bank Securities and Deutsche Morgan Grenfell Securities, each a broker-dealer affiliated with the Trust due to a relationship with the sub-advisers. Effective September 8, 2003, Deutsche Asset Management LLP is no longer a sub-adviser to the International Alpha Fund, and Deutsche Bank Securities and Deutsche Morgan Grenfell Securities are no longer considered affiliated broker-dealers. During the fiscal years ended June 30, 2002, 2003 and 2004, the funds executed trades through these affiliated broker-dealers as follows:




------------------------------------- --------------------------------------------------------------------------------
                                                                     Aggregate Dollar
                                                           Amount of Brokerage Commissions Paid
------------------------------------- --------------------------------------------------------------------------------
                Fund                     Fiscal Year Ended          Fiscal Year Ended           Fiscal Year Ended
                                           June 30, 2004              June 30, 2003               June 30, 2002
------------------------------------- ------------------------ ---------------------------- --------------------------
Alpha Fund
Names of Affiliated Broker                      N/A                        N/A                         N/A
--------------------------
------------------------------------- ------------------------ ---------------------------- --------------------------
International Alpha Fund
Names of Affiliated Broker
--------------------------
------------------------------------- ------------------------ ---------------------------- --------------------------
Harris Associates Securities                    N/A                        N/A                         N/A

------------------------------------- ------------------------ ---------------------------- --------------------------
Deutsche Morgan Grenfell Securities
                                                N/A                        N/A                         N/A
------------------------------------- ------------------------ ---------------------------- --------------------------
Deutsche Bank Securities                       $3021                     $1,725                      $3,648
------------------------------------- ------------------------ ---------------------------- --------------------------
Real Estate Fund
Names of Affiliated Broker
--------------------------                      N/A                        N/A                         N/A
------------------------------------- ------------------------ ---------------------------- --------------------------

1 For the period from July 1, 2003 through September 8, 2003.





------------------------------------------- ------------------------------------- -----------------------------------
                   Fund                      Percentage of the Fund's Aggregate        Percentage of the Fund's
                                                 Brokerage Commissions Paid           Aggregate Dollar Amount of
                                                                                             Transactions
------------------------------------------- ------------------------------------- -----------------------------------
                                                     Fiscal Year Ended                    Fiscal Year Ended
                                                       June 30, 2004                        June 30, 2004
------------------------------------------- ------------------------------------- -----------------------------------
Alpha Fund
Names of Affiliated Broker                                  N/A                                  N/A
--------------------------
------------------------------------------- ------------------------------------- -----------------------------------
International Alpha Fund
Names of Affiliated Broker
--------------------------
------------------------------------------- ------------------------------------- -----------------------------------
Harris Associates Securities                                N/A                                  N/A

------------------------------------------- ------------------------------------- -----------------------------------
Deutsche Morgan Grenfell Securities                         N/A                                  N/A
------------------------------------------- ------------------------------------- -----------------------------------
Deutsche Bank Securities                                     *                                    *
------------------------------------------- ------------------------------------- -----------------------------------
Real Estate Fund
Names of Affiliated Broker                                  N/A                                  N/A
-------------------------
------------------------------------------- ------------------------------------- -----------------------------------
*Less than 1%



         Consistent with best execution, the Trust may direct Hillview Advisors to cause the sub-advisers or the REMS Group to effect securities transactions through broker-dealers in a manner that would help generate resources to pay the costs of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.


         As of the fiscal year ended June 30, 2004, the funds did not own securities of their regular broker-dealers (as defined in Rule 10b-1 of the Investment Company Act) or their parents.


                       ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

         If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities ("redemption in-kind") chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in-kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis of the redeemed shares).

         The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC,
(2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities it owns or to fairly determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

         Additional Exchange and Redemption Information (Alpha Fund and International Alpha Fund only). As discussed in the Prospectus, shares of a fund may be exchanged for shares of another Hillview mutual fund. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the funds' investment objectives, policies and restrictions.


         Shares of the funds may also be purchased by means of "in-kind" securities transactions pursuant to which securities, rather than cash, may be accepted as payment for fund shares, provided prior approval is received from Hillview Advisors, after consultation with the sub-adviser or REMS Group, as applicable, and the securities are consistent with the fund's investment policies and restrictions, are priced in accordance with the Trust's procedures and are free and clear of any liens or encumbrances. A shareholder or prospective shareholder should contact Hillview Advisors in order to receive the necessary approval to engage in such a transaction.


         Service Organizations. A fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form." A fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

                               VALUATION OF SHARES

         Each fund determines its net asset value per share ("NAV"), normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Securities that are listed on exchanges normally are valued at the official close price or last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last reported bid and asked prices. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Hillview Advisors or the REMS Group as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the official close price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last mean price available prior to valuation. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of Hillview Advisors or the REMS Group, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith under the direction of the Board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

         Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates, usually 11:00 a.m., Eastern time. In rare cases, events that occur after certain markets have closed may render prices unreliable. When a fund believes a market price does not reflect a security's true value, the fund may substitute a fair value as determined by the Board of Trustees. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of NAV determinations. Because foreign markets may be open at different times than the New York Stock Exchange, the value of fund shares, particularly shares of the International Alpha Fund, may change on days when you may not be able to buy or redeem fund shares.

                             PERFORMANCE INFORMATION


         In performance advertisements, the funds may compare their standardized return and/or their non-standardized return with data published by Lipper Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), or with the performance of recognized stock, bond and other indices, including the Lehman Bond Index, the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The funds, in performance advertisements, may refer to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in performance advertisements may be in graphic form.


         The funds may include discussions or illustrations of the effects of compounding in performance advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a fund investment are reinvested in additional fund shares, any future income or capital appreciation of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of a fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         The funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the funds are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. An investment in a fund involves greater risks than an investment in either a money market mutual fund or a CD.

                                      TAXES


         Backup Withholding. The funds must withhold and remit to the U.S. Treasury 28% of dividends, other distributions and redemption proceeds (regardless of the extent to which gain or loss is realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the fund's dividends and other distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason.

         Sale or Exchange of Fund Shares. A shareholder's sale (redemption) of shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. An exchange of the Alpha Fund's shares for shares of the International Alpha Fund, or vice versa, generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

         Qualification as a Regulated Investment Company. Each fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Code ("RIC"). To qualify for RIC treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

         If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends (taxable as ordinary income or, if they are "qualified dividend income" (see the Prospectuses and below), at the capital gain rate, which is a maximum of 15% for individual shareholders) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Other Information. Dividends and other distributions a fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by those shareholders on December 31 of that year if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.

         A portion of the dividends from a fund's investment company taxable income (whether paid in cash or in additional shares) may be eligible for (1) the 15% maximum federal income tax rate applicable to "qualified dividend income" ("QDI") that individuals receive through 2008 (enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act")) and (2) the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a fund receives from U.S. corporations and, for purposes of the 15% rate, certain foreign corporations. In addition, the availability of that rate and the dividends-received deduction is subject to certain holding period, debt-financing and other restrictions imposed on each fund with respect to the shares it holds on which the dividends were paid. Because dividends REITs pay generally are not QDI, it is currently expected that most dividends the Real Estate Fund pays will not constitute QDI and thus will not be eligible for the reduced rate. Dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.


         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if fund shares are purchased shortly before the record date for a distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, any such income a fund retains, and on which it pays federal income tax, will be treated as having been distributed. Each fund intends to make distributions necessary to avoid the imposition of the Excise Tax.

         Investments in Foreign Securities. Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


         If more than 50% of the value of the International Alpha Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the foreign taxes deemed paid by him or her in computing his or her taxable income. The International Alpha Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes it paid and its income from sources within foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


         The International Alpha Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI described above.

         If the International Alpha Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which the fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The International Alpha Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. The fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to exchange rate fluctuations between the time the International Alpha Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

         Investments in Complex Securities. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Certain futures, foreign currency contracts and "nonequity" options (i.e., certain listed options such as those on a "broad-based" securities index) in which a fund may invest may be subject to Code section 1256 ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to it. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, the fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

         Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures and forward currency contracts in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

         When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

         If a fund has an "appreciated financial position"-- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize a gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

         The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of each fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any other federal tax considerations or any state, local or foreign taxes applicable to the funds and purchasing, holding or disposing of fund shares.

                                OTHER INFORMATION

         Delaware Statutory Trust. The Trust's Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest.

         Each share of a fund represents an interest in the corresponding fund proportionately equal to the interest of each other share. Voting rights are not cumulative. All shares of a fund are fully paid and non-assessable and have no preemptive or conversion rights. The Board of Trustees may create additional classes of shares in the future, with the separate rights and liabilities.

         Under Delaware statutory trust law, shareholders of a fund could, under certain circumstances, be held personally liable for the obligations of the fund or the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the funds and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the funds, the board members or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from each fund's property for all losses and expenses of any shareholder held personally liable for the obligations of that fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the funds themselves would be unable to meet their obligations, a possibility that Hillview Advisors believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the applicable fund. The board members intend to conduct the funds' operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

         Voting Rights. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust, which has more than one fund, may elect all of the board members of the Trust. The shares of the funds will be voted together, except that the shares of each fund of the Trust will be voted separately when a vote of only the funds is required by law.

         The funds do not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust. Board members can act at meetings of the Board of Trustees and by unanimous (or majority) written consent; currently board members cannot utilize a power of attorney to vote at meetings.

                              FINANCIAL STATEMENTS


         The audited financial statements and notes thereto in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2004 (the "2004 Annual Report") are incorporated into this SAI by reference. The financial statements included in the 2004 Annual Report have been audited by Deloitte, whose report thereon is also incorporated into this SAI by reference. Free copies of the 2004 Annual Report and the Trust's unaudited Semi-Annual Report may be obtained by telephoning the funds at 1-800-660-9418.

                APPENDIX A--PROXY VOTING POLICIES AND PROCEDURES

This Appendix provides the proxy voting policies and procedures (or, in some cases, a summary of the proxy voting policies and procedures) for the Trust, Hillview Advisors, each sub-adviser and REMS Group.

                          HILLVIEW INVESTMENT TRUST II
                      PROXY VOTING POLICIES AND PROCEDURES

I.       Trust's Policy Statement
         ------------------------

         Hillview Investment Trust II ("Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interest of the Trust. The following procedures have been established to implement the Trust's proxy voting program.

II.      Trust's Proxy Voting Program
         ----------------------------

         Hillview Capital Advisors, LLC ("Hillview") serves as the investment adviser to the Trust's Hillview Alpha and Hillview Alpha International Portfolios. Hillview is responsible for the selection and ongoing monitoring of investment sub-advisers who provide the day-to-day portfolio management for each portfolio (the "Sub-Advisers"). The Trust, at the recommendation of Hillview, has delegated proxy voting responsibility for these portfolios to the respective Sub-Advisers.

         The Real Estate Management Services Group LLC ("REMS Group") serves as the investment adviser to the Trust's Hillview/REMS Leveraged REIT portfolio. The Trust has delegated proxy voting responsibility with respect to that portfolio to REMS Group.

         The Trust views voting on portfolio company matters as incidental and integral to the portfolio management function it has delegated to the
Sub-Advisers and REMS Group. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Sub-Advisers and REMS Group have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser's and REMS Group's proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments.

III.     Hillview's Due Diligence and Compliance Program
         -----------------------------------------------

         As part of its ongoing due diligence and compliance responsibilities, Hillview will seek to ensure that each Sub-Adviser and REMS Group maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Hillview will review each Sub-Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter. Hillview also will review REMS Group's proxy voting policies and procedures at least annually.

IV.      Sub-Advisers'/REMS Group's Proxy Voting Policies and Procedures
         ---------------------------------------------------------------

         Each Sub-Adviser and REMS Group will be required to maintain proxy voting policies and procedures that satisfy the following elements:

         A. Written Policies and Procedures: The Sub-Adviser/REMS Group must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and Hillview, upon request, copies of such policies and procedures.

         B.  Fiduciary  Duty:  The policies and  procedures  must be  reasonably
         designed  to  ensure  that  the  Sub-Adviser/REMS   Group  votes  Trust
         securities in the best interest of the Trust.

         C. Conflicts of Interest: The policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser/REMS Group (including its affiliates) and the Trust before voting Trust proxies.

         D. Voting Guidelines: The policies and procedures must address with reasonable specificity how the Sub-Adviser/REMS Group will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

         E. Monitoring Proxy Voting: The Sub-Adviser/REMS Group must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of the Trust in a timely and efficient manner.

         F. Record Retention and Inspection: The Sub-Adviser/REMS Group must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser/REMS Group must provide to the Trust and Hillview such information and records with respect to proxies relating to the Trust's portfolio securities as required by law and as the Trust or Hillview may be reasonably request.

V.       Disclosure of Trust's Proxy Voting Policies and Procedures and Voting
         ---------------------------------------------------------------------
         Record
         ------

         Hillview will take reasonable steps as necessary to seek to ensure that the respective series of the Trust comply with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. Hillview (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers and REMS Group with respect to the portfolio securities of the Trust are collected, processed, filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.      Reports to Trust's Board of Trustees
         ------------------------------------

         Hillview will periodically (but no less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers and REMS Group with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.


Adopted:  August 26, 2003

                          HILLVIEW CAPITAL ADVISORS LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                             (Adopted July 1, 2003)

    Hillview Capital Advisors LLC ("Hillview") has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that Hillview administers proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its duties under the Advisers Act and other applicable laws and regulations.

                                    I. POLICY

         In the typical course of Hillview's business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investment of a portion of a client portfolio. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the client.


         In limited instances, transitional securities may be held in a custodial client account and may not be overseen by a sub-adviser. In those cases, it is Hillview's policy to ensure that clients are aware of their right to vote proxies of securities they hold if they so choose. If the clients choose not to exercise voting authority, those clients will be deemed to have delegated authority to Hillview to vote such proxies in a manner that is consistent with the clients' best interests.

                               II. RESPONSIBILITY

         In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investment of a portion of a client portfolio. If the security is held in an account not directly overseen by a sub-adviser, each respective Hillview Client Relationship Manager will be responsible for ensuring that proxies are either forwarded to the client or voted in a manner consistent with the best interests of the client. There may be times when refraining from voting a proxy is in a client's best interest, such as when a Client Relationship Manager determines that the cost of voting the proxy exceeds the expected benefit to a client.

                                 III. PROCEDURES

         A.       General


         In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to clients as mentioned above, Hillview will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the clients; and
(iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.


         Prior to a proxy voting deadline, the responsible Client Relationship Manager will make a determination as to how to vote each proxy proposal based on his/her analysis of the proposal. In evaluating a proxy proposal, the Client Relationship Manager may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Client Relationship Manager shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment.


         Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer's board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.


         B.       ERISA Accounts


         When voting proxies of securities held in plan investment portfolios, the Client Relationship Managers recognize:

     1. Trustees are responsible for voting proxies held by a plan, unless the plan documents authorize the investment adviser or another person to vote them.

     2. If Hillview is delegated authority to vote proxies, the plan trustee or other plan official will monitor its activities. Such official may also issue written guidelines to Hillview governing proxy voting.

     3. Hillview may not delegate authority to vote proxies, unless the plan instrument or investment advisory agreement expressly allows such delegation.

III.         CONFLICTS OF INTEREST

         Hillview may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

                      A. Identifying Conflicts of Interest

         The Client Relationship Manager will seek to identify Hillview conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Hillview's senior management. The Client Relationship Manager may determine that Hillview has a conflict of interest as a result of the following:

     1. Significant Business Relationships - The Client Relationship Manager will consider whether the matter involves an issuer or proponent with which Hillview, its members, officers or employees have a significant business relationship. Hillview, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for Hillview, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

     2. Significant Personal or Family Relationships - The Client Relationship Manager will consider whether the matter involves an issuer, proponent or individual with which an employee of Hillview who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Hillview votes the proxy. Employees of Hillview, including the Client Relationship Manager, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Client Relationship Manager has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Hillview's Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Client Relationship Manager should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

                  B. Determining Whether a Conflict is Material

         In the event that the Client Relationship Manager determines that Hillview has a conflict of interest with respect to a proxy proposal, the Client Relationship Manager shall determine whether the conflict is "material.". The Client Relationship Manager may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Client Relationship Manager must conclude that the proposal is not directly related to Hillview's conflict with the issuer. If the Client Relationship Manager determines that a conflict is not material, then he/she may vote the proxy in accordance with his/her recommendation.

                 C. Voting Proxies Involving a Material Conflict


         In the event that the Client Relationship Manager determines that Hillview has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Client Relationship Manager must:

     o fully disclose the nature of the conflict to the client and obtain the client's consent as to how Hillview shall vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted); OR
     o contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR
     o vote on the proposal and, in consultation with the Compliance Officer, detail how Hillview's material conflict did not influence the decision-making process.

         The Client Relationship Manager may address a material conflict of interest by abstaining from voting, provided that he/she has determined that abstaining from voting on the proposal is in the best interests of a client.

                      D. Documenting Conflicts of Interest

         The Client Relationship Manager shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Hillview does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Hillview.

IV.      RECORDKEEPING AND DISCLOSURE

         Hillview maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

o a copy of these proxy voting policies and procedures, including all amendments hereto;
o a copy of each proxy statement received regarding client securities, provided, however, that Hillview may rely on the proxy statement filed on EDGAR as its record;
o    a record of each vote Hillview casts on behalf of a client;
o a copy of any document created by Hillview that was material its making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision;
o a copy of each written client request for information on how Hillview voted proxies on behalf of the client; and
o a copy of any written response by Hillview to any client request for information on how Hillview voted proxies on behalf of the requesting client.

         Hillview will describe in Part II of its Form ADV (or other brochure fulfilling the requirement of Advisers Act Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how Hillview voted their securities. Clients may obtain information about how their securities were voted or a copy of Hillview's proxy voting policies and procedures free of charge by written request addressed to Hillview.

                        CENTURY CAPITAL MANAGEMENT L.L.C.

                                     Policy

                                  Proxy Voting
--------------------------------------------------------------------------------

I.       Proxy Voting Process of the Public Securities Group

Background

CCM has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, CCM recognizes that it must make voting decisions that are in the best interests of clients. The purpose of the Public Securities Group's Statement of Proxy Voting Policies and Procedures (this "Statement") is to set forth the policies and procedures for voting securities owned by clients for which CCM exercises voting authority and discretion. This Statement has been designed to ensure that proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. This Statement does not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; and CCM takes no responsibility for the voting of any proxies on behalf of any such client.

Procedures

The guiding principle by which CCM votes on all matters submitted to security holders is the maximization of the ultimate economic value of clients' holdings. CCM does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is CCM's policy to avoid situations where there is any material conflict of interest or perceived conflict of interest affecting its voting decisions.

It is the general policy of CCM to vote on all matters presented to security holders in any proxy, and these policies and procedures have been designed with that in mind. However, CCM reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of CCM, the costs associated with voting such proxy outweigh the expected benefits to clients, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of our clients, in the judgment of CCM.

For clients that have delegated to CCM the discretionary power to vote the securities held in their account, CCM does not generally accept any subsequent directions on matters presented to shareholders for a vote, regardless of whether such subsequent directions are from the client itself or a third party. Unless CCM has agreed otherwise, CCM views the delegation of discretionary voting authority as an "all-or-nothing" choice for its clients.

A.       Administration of Policies and Procedures
         -----------------------------------------

Certain aspects of the administration of these proxy voting policies and procedures are governed by a separate committee (the "Proxy Voting Committee"), which currently consists of the members of CCM's Investment Committee and CCM's Compliance Officer. The composition of the Proxy Voting Committee may change from time to time. The Proxy Voting Committee will review periodically CCM's voting policies and procedures and may adopt changes from time to time as a result of such review. On all matters submitted to the Proxy Voting Committee, the Committee makes its decisions by a vote of a majority of the members of the Committee present (whether in person or by communications equipment) at the meeting. At any meeting of the Proxy Voting Committee, a majority of the members of the Committee then in office shall constitute a quorum.

In addition, the Proxy Voting Committee will review any Further Action Matters (as described below) that have been voted without the involvement of the Proxy Voting Committee since the Proxy Voting Committee's last meeting.

B.       Proxy Voting Responsibilities and Process
         -----------------------------------------

         A member of the Investment Committee will review and vote all proxies on behalf of CCM. In the event that an Investment Committee Member is unable to vote a particular proxy, he may delegate this responsibility to another appropriate person (other than CCM's Compliance Officer) and such person shall take the actions of the Chairman under this section.

The following procedures will be followed with respect to each proxy received by
CCM:

1. The Chairman will review the proxy and each matter to be voted therein. The Chairman will determine whether a matter to be voted is covered in the "Voting Guidelines" set forth below.

2. If a matter to be voted is covered in the Voting Guidelines and the relevant Guideline provides affirmative guidance as to how the matter should be voted, the Chairman may vote the matter in accordance with the Guideline and no further action shall be necessary.

3. If, however, (i) the matter is not covered in the Voting Guidelines or (ii) the matter is covered in the Voting Guidelines but (a) the Guideline does not give affirmative guidance as to how the matter should be voted or (b) the Chairman determines to recommend that the matter be voted in a manner inconsistent with the guidance in the Voting Guideline (including a proposed abstention or withheld vote), then the Chairman shall submit the proxy to CCM's Compliance Officer for review as to whether a material conflict of interest exists with respect to CCM's voting of the proxy. Matters described in (i) and
(ii)(a) and (ii)(b) are referred to herein, collectively, as "Further Action Matters".

4. The Compliance Officer shall, in accordance with "Conflicts of Interest" below, review each Further Action Matter submitted to him to determine whether a material conflict of interest exists between CCM, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by CCM to the issuer on whose behalf the proxy is being solicited or any other relevant material conflict of interest.

5. If the Compliance Officer determines that no material conflict of interest exists with respect to the Further Action Matter, then he shall so inform the Chairman, and the Chairman may either (i) vote the Further Action Matter according to his recommendation or (ii) if he requires additional guidance, arrange for a special meeting of the Proxy Voting Committee to consider and determine how the matter should be voted.

6. If, however, the Compliance Officer determines that a material conflict of interest does exist with respect to the Further Action Matter, then the following procedures shall be followed:

     (i) If the Chairman's recommendation as to how the Further Action Matter should be voted is contrary to the recommendation of management of the issuer (or the Chairman's recommendation is consistent with the Voting Guidelines, in which case the matter does not constitute a Further Action Matter), then the Chairman may vote the proxy as such and no further action is necessary.

     (ii) If, however, the Chairman's recommendation as to how the Further Action Matter should be voted is consistent with management's recommendation, then he shall call a special meeting of the Proxy Voting Committee to consider and determine how the matter should be voted in accordance with paragraph 7. below.

7. A Further Action Matter shall be submitted to the Proxy Voting Committee in the circumstances described in 6(ii) above (i.e., (x) the matter involves a material conflict of interest, (y) the matter is not covered by the Voting Guidelines or the Chairman's recommendation is not consistent with the Voting Guidelines, and (z) the Chairman's recommendation is to vote with management). In the event that a Further Action Matter is submitted to the Proxy Voting Committee, the Proxy Voting Committee will review the voting rationale, consider whether business relationships between CCM and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interests of our clients. If the Proxy Voting Committee cannot agree on the appropriate course of action, it shall submit the matter to the President of CCM for resolution.

In circumstances where the Proxy Voting Committee is not involved in determining the vote on a Further Action Matter, the Chairman shall retain and submit to the Compliance Officer records of documents material to the Chairman's determination as to how the matter was voted, which records will be made available to the Proxy Voting Committee for review during its next regularly scheduled meeting.

C.       Conflicts of Interest
         ---------------------

CCM recognizes that there is a potential conflict of interest when it votes a proxy solicited by an issuer with whom it has any material business or other relationship that may affect how CCM votes on the issuer's proxy, including, for example, an issuer whose retirement plan CCM manages.

The Chairman of the Proxy Voting Committee (or any delegate performing the Chairman's responsibilities hereunder) is expected to perform his tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the economic interests of CCM's clients. If at any time the Chairman or any other employee becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the policies and procedures described herein or any particular vote on behalf of any client, the Chairman should contact the Compliance Officer. If the Chairman or any employee is pressured or lobbied either from within or outside of CCM with respect to any particular voting decision, he or she should contact the Compliance Officer.

As noted under "Proxy Voting Responsibilities and Process" above, CCM's Compliance Officer is responsible for reviewing each Further Action Matter and determining whether a material conflict of interest exists between CCM, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by CCM to the issuer on whose behalf the proxy is being solicited or any other relevant material conflict of interest. In doing so, he shall take into account all available facts and circumstances, including the relationship of CCM and any of its directors, officer and employees with the issuer soliciting the proxy as well as the nature of the Further Action Matter to be voted on. If the Compliance Officer has any doubt as to whether a Further Action Matter involves a conflict of interest and/or whether that conflict is material, he may call a meeting of the Proxy Voting Committee to consider and make a determination regarding such potential conflict.

         Client Access to Policies and Procedures and Proxy Voting Record

This Statement is available to all of CCM's clients upon request, subject to the provision that these policies and procedures are subject to change at any time without notice. Absent any legal or regulatory requirement to the contrary, it is generally our policy to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Any of our clients may obtain details of how we have voted the securities in the client's account by contacting CCM's Compliance Officer. CCM does not, however, generally disclose the results of voting decisions to third parties. CCM shall provide to any registered investment company that is a client of CCM any and all information regarding the voting of its securities as such registered investment company requests.

         Recordkeeping

CCM maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. CCM shall designate a Proxy Voting Coordinator, who will be responsible for collecting and monitoring proxy ballots. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

     o    a copy of this Statement;

     o proxy statements received regarding client securities are maintained by the firm unless such proxy statements are available on the Securities and Exchange Commission's EDGAR database, in which case CCM relies on such electronic copies on EDGAR;

     o    a record of each vote cast is maintained by CCM;

     o a copy of any document created by CCM that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

     o each written client request for proxy voting records and our written response to any (written or oral) client request for such records.

Voting Guidelines

This Statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. Although CCM reserves the right to depart from the voting guidelines set forth below if such departure is consistent with the best interests of its clients, CCM will generally apply the voting guidelines when reviewing proxy issues.

Elections of Directors: In many instances, the election of directors is a routine voting issue. Unless there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, we will often vote in favor of the management-proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We will withhold votes for directors that disregard shareholder interests or fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. We will generally vote against directors who are on a company's compensation committee if we strongly disagree with their compensation decisions. We will also vote against a director whose qualifications appear lacking or contrary to the interests of the shareholders. We will also consider management's track record in delivering shareholder value and representing shareholders' best interests when considering each proxy vote. We will generally vote against members of a company's audit committee if we are aware of significant corporate governance issues that the audit committee or the company has not addressed to our satisfaction. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. We will vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to a takeover proposal.

Appointment of Auditors: The selection of an independent accountant to audit a company's financial statements is generally a routine business matter. CCM believes that management remains in the best position to choose the accounting firm and will support management's recommendation, except that we may vote against the appointment of auditors if the proposed auditors are not well known or well respected, if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or if there are other reasons to question the independence of the company's auditors or their prior conduct or advice. CCM will also vote against auditors that have not separated their consulting business from their auditing functions.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, CCM will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than ten percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: CCM believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of any research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held. In general, we will vote against a merger or acquisition that we believe is not in the long-term best interests of the shareholders or where the potential benefits are unclear.

Proposals Affecting Shareholder Rights: CCM believes that certain fundamental rights of shareholders should be protected. We will vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights, except that we will vote against a proposal if we believe that that any adverse economic impact of the proposal on shareholders outweighs any improvement in shareholder rights.

Corporate Governance: CCM recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We will vote in favor of proposals promoting transparency and accountability within a company. For example, we will vote in favor of proposals providing for equal access to proxies, a majority of independent directors on the board and key committees, and separating the positions of chairman and CEO.

Anti-Takeover Measures: CCM believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder-voting power. Conversely, we will support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate a poison pill. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified and supermajority vote requirements) that appear to be intended as entrenchment mechanisms.

Executive Compensation: CCM believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. Other factors such as the company's performance, whether the plan expressly permits the repricing of underwater stock options without shareholder approval (or if the company has a history of such actions) and industry practice will generally be factored into our analysis. We will generally vote in favor of proposals for the expensing of stock options and will generally vote against proposals to re-price existing options. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. We will generally vote against proposals that we believe consume an excessive amount of corporate resources or dilute earnings and asset values, including retirement benefits we consider to be excessive, golden handcuffs, abusive change of control payments, and severance and stock option agreements that we consider to be excessive.

Social and Corporate Responsibility: CCM will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value and our voting decision will be guided by the priority of maximizing the economic value of client holdings. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxies of Certain Non-U.S. Issuers: Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. We will generally vote proxies of non-U.S. issuers in accordance with the foregoing guidelines, but they are premised upon the existence of a sound corporate governance and disclosure framework, and may not be appropriate under some circumstances for non-U.S. issuers. Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. CCM may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Securities on Loan: Certain of our clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned securities provided sufficient notice is given to the custodian bank in advance of the voting deadline. Our policy is generally not to vote securities on loan unless the Chairman of the Proxy Voting Committee has knowledge of a material voting event that could significantly affect the value of the loaned securities. In this event, CCM may pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

II.      Proxy Voting Process of the Private Equity Group

Background

As the adviser to Century Capital Partners II, L.P. ("CCP II") and Century Capital Partners III, L.P ("CCP III", CCP II and CCP are collectively referred to as the "Funds"), CCM has a fiduciary duty to act solely in the best interests of the Funds. As part of this duty, CCM recognizes that it must make voting decisions that are in the best interests of our Limited Partners. The purpose of the Private Equity Group's Statement of Proxy Voting Policies and Procedures
(this "Statement") is to set forth its policies and procedures for voting securities owned by the Funds for which we exercise voting authority and discretion.

CCP II and CCP III were organized to invest in middle market insurance and insurance related businesses. Primarily the investments are in private business, however from time to time the investment may either result in ownership of stock in a public entity or may be in a public entity. Accordingly, the following Statement has been created to ensure that CCM, in its role as investment advisor of the Funds, is acting in the best interests of the Funds related to voting equity ownership of public entities.

In such rare cases when CCM holds an identical security in both the Private Equity Group and Public Securities Group mandates, the proxy voting will be separate, and no communication as to the votes will be shared between the two Groups.

Procedures

The guiding principle by which CCM votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Funds' holdings. CCM does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any material conflict of interest or perceived conflict of interest affecting our voting decisions.

It is the general policy of CCM to vote on all matters presented to security holders in any proxy, and these policies and procedures have been designed with that in mind. However, CCM reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of CCM, the costs associated with voting such proxy outweigh the expected benefits to the Funds, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Funds, in the judgment of CCM.

A.       Administration of Policies and Procedures
         -----------------------------------------

                  The Funds' Managing Directors ("Directors"), and each Fund's respective advisory board members govern certain aspects of the administration of these proxy voting policies and procedures. The Directors will review periodically CCM's voting policies and procedures and may adopt changes from time to time as a result of such review. On all matters voting matters, the Directors make their decisions by a vote of a majority of the members present at the meeting. At any meeting of the Directors, a majority of the members present shall constitute a quorum.

B.       Proxy Voting Responsibilities and Process
         -----------------------------------------

         One of the Directors will review and vote all proxies on behalf of CCM. In the event that one of the Directors is unable to vote a particular proxy, he may delegate this responsibility to another appropriate person and such person shall take the actions under this section.

C.       Conflicts of Interest
         ---------------------

CCM recognizes that there is a potential conflict of interest when it votes a proxy solicited by an issuer with whom it has any material business or other relationship that may affect how CCM votes on the issuer's proxy.

The Directors are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the economic interests of our Funds. If at any time any of the Directors or any other employee becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the policies and procedures described herein or any particular vote on behalf of any Fund, he or she should contact the Fund's advisory board.

In the case of a voting Director also being a member of the board of directors of the soliciting company, the member will abstain from discussions regarding the vote, but may deliver the vote on behalf of CCM

Limited Partner Access to Policies and Procedures and Proxy Voting Record

This Statement is available to all of the Funds' limited partners upon request, subject to the provision that these policies and procedures are subject to change at any time. Absent any legal or regulatory requirement to the contrary, it is generally CCM's policy to maintain the confidentiality of the particular votes that it casts on behalf of the Funds. Any of the Funds' limited partners may obtain details of how we have voted the securities in the Fund(s) by contacting a CCM representative. CCM does not, however, generally disclose the results of voting decisions to third parties.

Recordkeeping

CCM maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. CCM has designated a Proxy Voting Coordinator, who will be responsible for collecting and monitoring proxy ballots. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

     o    a copy of this Statement;
     o proxy statements received regarding limited partner securities are maintained by the firm unless such proxy statements are available on the Securities and Exchange Commission's EDGAR database, in which case CCM relies on such electronic copies on EDGAR;
     o    a record of each vote cast is maintained by CCM;
     o a copy of any document created by CCM that was material to making a decision as to how to vote proxies on behalf of a limited partner or that memorializes the basis for that decision; and
     o each written limited partner request for proxy voting records and our written response to any (written or oral) limited partner request for such records.

Voting Guidelines

As previously indicated, the guiding principle by which CCM votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Funds' holdings. Because the Funds generally invest in private businesses and the number of potential public holdings is limited, each individual proxy matter will be examined on a case-by-case basis.

FRONTIER

Introduction        As an investment  adviser and fiduciary of client assets,
                    each  of  Frontier  Capital  Management  Company,   LLC  and
                    Frontier   Performance   Advisers,    L.P.    (collectively,
                    "Frontier") utilizes proxy voting policies and procedures intended to pursue its clients' best interest by protecting the value of clients' investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients' assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

-----------------   ------------------------------------------------------------
Arrangements with   Frontier  has  contracted  with  Institutional   Shareholder
Outside Firms       Services ("ISS") to provide vote  recommendations  according to a set of pre-determined  proxy voting policy  guidelines.
                    Frontier has also  contracted  with ADP Financial  Services,
                    Inc.  ("ADP") to act as agent for the proxy  voting  process and to maintain records on proxy voting for our clients. ISS has represented to Frontier that it uses its best efforts to
                    ensure  that  its  proxy  voting   recommendations   are  in
                    accordance   with  these   policies   as  well  as  relevant
                    requirements of the Employee  Retirement Income Security Act
                    of  1974  (ERISA)  and  the  U.S.   Department   of  Labor's
                    interpretations thereof. Summaries of the ISS guidelines are attached as Exhibit A to these Policies and Procedures.

                    There  may be  occasional  circumstances  in which  Frontier exercises its voting discretion.  Frontier's action in these cases is described in the  Conflicts of Interest  section of these Policies and Procedures.
-----------------   ------------------------------------------------------------


Proxy Voting        Frontier has a Proxy Voting  Committee  that is  responsible
Committee           for  deciding  what is in the best  interest of clients when determining  how proxies are voted.  The Committee  meets at least  annually to review and  re-approve  ISS' proxy voting policies as Frontier's  own policies if it  determines  that they  continue to be  reasonably  designed to be in the best interest  of  Frontier's  clients.  Any  changes  to the ISS voting guidelines must be reviewed,  approved and adopted by
                    the  Committee   before  they  will  become   effective  for
                    Frontier.

-----------------   ------------------------------------------------------------

Account             Account Set-Up
                    --------------
                    Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

                    Account Update
                    --------------
                    On at least a monthly basis, ADP will provide Frontier with a list of Frontier clients for which ADP is voting. This is designed to ensure that ADP is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and ADP's records.

-----------------   ------------------------------------------------------------


Conflicts of        As noted, Frontier has an agreement with ISS and has adopted
Interest            the ISS proxy  voting  guidelines.  The  adoption of the ISS proxy voting guidelines provides pre-determined policies for voting  proxies and is thus designed to remove  conflicts of interest.  Examples  of such  conflicts  are  when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal  relationship that may affect how we vote on the issuer's proxy.  The intent of this policy is to remove any  discretion  that  Frontier may have  to  interpret  how to  vote  proxies  in  cases  where
                    Frontier  has  a  material   conflict  of  interest  or  the
                    appearance of a material conflict of interest.

                    Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override ISS, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods:
                    (a) we will follow the recommendations of ISS; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier's General Counsel must approve any decision made on such a vote prior to the vote being cast.

-----------------   ------------------------------------------------------------


Oversight           ISS
                    ---
                    On a periodic basis, Frontier will verify with ISS that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.

                    ADP
                    ---
                    On a periodic basis, Frontier will verify with ADP that it has voted proxies for accounts for which Frontier delegated voting to ADP.

                    Custodian
                    ---------
                    On a periodic basis, Frontier will confirm that client custodians are timely alerting ADP when accounts are set up at the custodian for ADP to begin voting Frontier's clients' securities and that they are forwarding all proxy materials pertaining to the client's portfolios to ADP for execution.

                    Votes  Cast  Other  than  According  to ISS'  Pre-Determined
                    ------------------------------------------------------------
                    Policies
                    --------

                    Frontier's General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to ISS' pre-determined policies are accurate and complete.

-----------------   ------------------------------------------------------------



Client              Clients  may obtain  information  about how  Frontier  voted
Disclosure          proxies  for   securities   held  in  their   account(s)  by
                    contacting   Kerin   Todisco   at  (617)   261-0777   or  at
                    ktodisco@frontiercap.com.

                    ADP will provide to Frontier, to enable Frontier to maintain
                    and  report   upon  a  client's   request,   the   following
                    information for each proxy vote:

          1.        The name of the issuer of the portfolio security
          2.        The ticker symbol of the security
          3.        The CUSIP of the portfolio security
          4.        The shareholder meeting date
          5.        A  description  of the matter voted on
          6.        Whether  the  matter  was  proposed  by the  issuer  or by a security holder
          7.        Whether the account voted on the matter
          8. How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)
          9.        Whether   the  vote  that  was  cast  was  for  or   against
                    management's recommendation.


-----------------   ------------------------------------------------------------


Recordkeeping       Frontier will maintain in an easily  accessible  place for a period of five years,  the first two years in an appropriate
                    Frontier office, the following documents (except documents maintained on Frontier's behalf by ADP as specifically noted below):

                    1. Frontier's proxy voting policies and procedures and ISS' proxy voting guidelines.

                    2. Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on ADP, on Frontier's behalf, to retain a copy of each proxy statement.

                    3. Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on ADP to retain, on Frontier's behalf, a record of the vote cast.

                    4. A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

                    5. A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

Effective Date:                     August 2003

                        IRONWOOD CAPITAL MANAGEMENT, LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                                  June 30, 2003

The following are the policies and procedures adopted and implemented by Ironwood Capital Management, LLC (the "Adviser") for voting proxies with respect to portfolio securities held by the Adviser on behalf of its clients, including the ICM Series Trust (the "Trust") and its shareholders (collectively, "clients"). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the clients, in accordance with the Adviser's fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Investment Advisers Act"). The Adviser considers the "best interests" of its clients to mean their best long-term economic interests.

I. General Statement of Policies and Procedures.

The Adviser shall vote proxies for the exclusive benefit, and in the best economic interest, of its clients. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to the Adviser's performance of its duties, as set forth in the advisory agreement with the Trust. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Adviser's clients.

II. Responsibility and Oversight.

A proxy committee (the "Proxy Committee") is hereby designated and shall be responsible for administering and overseeing the proxy voting process, and shall revise and update these policies and procedures as new issues arise. The Proxy Committee shall consist of the Chief Investment Officer of the Adviser and the Treasurer of the Adviser.

III. Proxy Voting Procedures.

         A. Logistics. The Treasurer shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

                    1.   the name of the issuer;

                    2.   the exchange ticker symbol, if available;

                    3.   the CUSIP number, if available;

                    4.   the shareholder meeting date;

                    5.   a brief identification of the matter voted on;

                    6. whether the matter was proposed by the issuer or a security holder;

                    7.   whether the Adviser cast its vote on the matter;

                    8.   how the  Adviser  cast  its  vote on the  matter  (for,
                         against,   abstain;   for  or  withhold  regarding  the
                         election of directors); and

                    9. whether the Adviser cast its vote for or against management.

         B. Substantive Voting Decisions. The Adviser's substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and the Adviser's standard considerations when determining how to vote such proxies.

     1. Routine Matters/Corporate Administrative Items. After an initial review, the Adviser generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

     2. Potential for Major Economic Impact. The Adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

     3. Corporate Governance. The Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

     4. Special Interest Issues. The Adviser considers: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

     5.   Limitations on Director Tenure and Retirement.  The Adviser considers:
          (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; (iii) the importance of maintaining a staggered board; and (iv) the arbitrary nature of age limitations and the possibility of detracting from the board's stability and continuity.

     6. Directors' Minimum Stock Ownership. The Adviser considers: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     7.   D&O Indemnification and Liability  Protection.  The Adviser considers:
          (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

     8.   Director  Nominations in Contested  Elections.  The Adviser considers:
          (i) long-term financial performance of the issuer relative to its industry; (ii) management's track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

     9. Cumulative Voting. The Adviser considers: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

     10. Classified Boards. The Adviser considers: (i) access to board members; and (ii) guarding against unwanted takeovers.

     11. Poison Pills. The Adviser considers: (i) the Adviser's position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and
          (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

     12. Fair Price Provisions. The Adviser considers: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     13. Equal Access. The Adviser considers: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

     14. Charitable Contributions. The Adviser considers: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer's resources from more direct uses of increasing shareholder value; and
          (iii) the responsibility of shareholders to make individual contributions.

     15. Stock Authorizations. The Adviser considers: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

     16. Option Plans. The Adviser considers: (i) whether the plan is top-heavy in its favoring of senior executives; (ii) whether the plan permits large or disproportionate awards; and (iii) if the plan includes the cancellation and reissuance of options, whether the reissuance unduly favors option holders.

     17. Preferred Stock. The Adviser considers: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     18. Director Compensation. The Adviser considers: (i) whether director shares are at the same market risk as those of the shareholders; and
          (ii) how option programs for outside directors compare with the standards of internal programs.

     19. Officer Compensation. The Adviser considers the general level of compensation including salary and bonus history: (i) whether officer shares are at the same market risk as those of the shareholders; (ii) the quality of performance of the officers; and (iii) the ability to retain top performing officers.

     20. Golden and Tin Parachutes. The Adviser considers: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

IV.      Limitations.

The Adviser may abstain from voting a proxy if it concludes that the effect on clients' economic interests or the value of the portfolio holding is indeterminable or insignificant. The Adviser may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

V.       Conflicts of Interest.

Situations may exist where conflicts of interest in proxy voting matters arise between clients and the Adviser which cannot be fully addressed by the process outlined above. Such situations may include circumstances where the Adviser, or a member of the Adviser's senior management, any portfolio manager or portfolio analyst, knowingly does business with a particular proxy issuer or closely affiliated entity which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted.

In such situations, the Proxy Committee will meet to assess the conflict, and to give a ruling on a preferred course of action. If the Proxy Committee determines that the conflict does not involve the members of the Proxy Committee, the Proxy Committee will vote the proxy in the best interests of the Adviser's clients and may take into account the voting recommendations of the analyst responsible for oversight of the company which is the subject of the proxy. If the Proxy Committee determines that one or all of its members has a conflict, then the Proxy Committee will pursue one of the following alternatives:

         (i) the Proxy Committee may convene an ad-hoc committee (the "Ad-hoc Committee") consisting of at least three individuals who shall be deemed free of conflicts by the Proxy Committee, and any member of the Proxy Committee who is deemed to be free of conflicts. Candidates available for membership on the Ad-hoc Committee are listed on Exhibit A hereto. The Ad-hoc Committee will be charged with voting the proxy in the best interests of the Adviser's clients and may take into account the voting recommendations of the analyst responsible for oversight of the company which is the subject of the proxy; or

         (ii) the Proxy Committee may engage an independent third party service provider to assist in voting proxies and cause the proxies to be voted in accordance with the recommendations of the third party.

VI.      Disclosure.

The following disclosure shall be provided in connection with these policies and procedures:

     1. The Adviser shall provide a description or a copy of these policies and procedures to the Board of Trustees of the Trust annually and upon request.

     2. The Adviser shall make available to the Trust its proxy voting records, for inclusion on the Trust's Form N-PX.

     3. The Adviser shall cause the Trust to include the proxy voting policies and procedures in the Trust's annual registration statement.

     4. The Adviser shall cause the Trust's shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Trust's website, (if the Trust chooses); and (iii) on the SEC's website.

     5. The Adviser shall cause the Trust's annual and semi-annual reports to include a statement that information is available regarding how the Trust voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Trust's website, or both; and (ii) on the SEC's website.

     6. With respect to clients other than the Trust, the Adviser shall provide a description of these policies and procedures and, upon request, shall furnish a copy of the policies and procedures to the requesting client. Additionally, the Adviser shall disclose to its clients how they may obtain information about how the Adviser voted with respect to the client's securities.

VII.     Recordkeeping

The Adviser shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser's decision on how to vote the proxy. The Adviser shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser's written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by the Adviser. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of the Adviser.

Exhibit A

Candidates for Membership on Ad-Hoc Committee
----------------------------------------------

Name                               Title
----                               ------
Don Collins                        Principal, Senior Portfolio Manager
Rick Droster                       Principal, Executive VP
Brian Davies                       Analyst
Derek Dobecki                      Analyst

                               Proxy Voting Policy

                            PINNACLE ASSOCIATES LTD.
                     PINNACLE INTERNATIONAL MANAGEMENT, LLC
                             (together, "Pinnacle")

         Rule 206(4)-6 imposes a number of requirements on investment advisers that have proxy voting authority with respect to securities held in their clients' accounts. These written policies and procedures are designed to reasonably ensure that the proxies are voted in the best interest of clients for whom the adviser has voting authority. Pinnacle defines best interest of the client to mean best economic interest of the shareholders of the company.

         Pinnacle utilizes the services of two outside proxy firms, Proxy Edge and ISS Proxy, for domestic and international proxies, respectively. These services facilitate the electronic submission of our proxy votes, ensuring timely voting and the maintenance of records on proxy votes for our clients.

         The Portfolio Managers, together with the Analysts, determine how proxies are voted. Circumstances differ between clients--some clients contractually reserve the right to vote their own proxies or contractually direct us to vote proxies in a certain manner.

I.       Corporate Governance:

         Unless  exceptional   circumstances  exist,   Pinnacle  will  vote  for
         proposals that empower small shareholders including proposals to:

          o    Introduce cumulative voting
          o    Establish preemptive rights

         And against proposals to:

          o    Introduce super-majority voting
          o    Allow Blank check preferreds

II.      Takeover Defense and Related Actions:

         In general, Pinnacle will vote against proposals that make it difficult for the company to be taken over by outsiders such as golden parachutes, poison pills, and greenmail.

III.     Compensation Plan/Stock Option Plans:

         Pinnacle will generally vote for compensation plans aimed at motivating management such as cash incentives but against super dilutive stock options.

IV.      Capital Structure:

         Pinnacle will generally vote against proposals to move the company to a state less favorable to shareholders interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

V.       Social Responsibility:

         Pinnacle will generally vote in favor of any proposals that will reduce the company's tendency to pollute the environment or use animals for testing. These are sensitive issues and will be voted on a case-by-case basis.

VI.      Not Voting:

         In certain instances it is in the best interest of clients not to cast a vote. For example, if the shares will be blocked, meaning Pinnacle will not be able to buy or sell the shares of the company for a predetermined period if the proxy is voted, it may be more beneficial to the client to not vote the shares.

VII.     Conflicts of Interest:

         In the event a conflict does arise, the proxy will be voted in strict adherence with the guidelines. If this does not resolve the conflict, then the conflict will be disclosed to the beneficial owner(s) of the account, and their consent will be obtained before the proxy is voted.

                                VIII. Exceptions

         Pinnacle reserves the right to make exceptions to the above stated policy in light of new or extraordinary issues.


--------------------------------------------------------------------------------


         Glossary

         Cumulative Voting--The procedure of voting for a company's directors, where each shareholder is entitled one vote per share times the number of directors to be elected, making it easier for smaller interest groups to be represented.

         Preemptive rights--The right of common stockholders to receive anything of value distributed by the company.

         Super Majority Voting--A corporate amendment in a company's charter requiring a large majority (anywhere from 67% -90%) of shareholders to approve important changes, such as a merger.

         Blank Check Preferreds--A method companies use to simplify the process of creating new classes of preferred stock. This is usually done to raise additional funds from sophisticated investors without obtaining separate shareholder approval.

         Golden Parachutes--benefits given to top executives in the event that a company is taken over by another firm, resulting in the loss of their job.

         Poison Pill--A strategy used by corporations to discourage a hostile takeover by another company. The target company attempts to make its stock less attractive to the acquirer.

         Greenmail--A situation in which a large block of stock is held by an unfriendly company. This forces the target company to repurchase the stock at a substantial premium to prevent a takeover.

         Dilution--Occurs through the issuance of additional shares of common stock or the conversion of convertible securities. Adding to the number of shares outstanding reduces the value of holdings of existing shareholders.

         Dual stock--issued for a single company with varying classes indicating the different voting rights and dividend payments.

To obtain information regarding how your shares were voted, please contact Nick Pellicone at npellicone@pinnacle-ny.com.

BPI GLOBAL ASSET MANAGEMENT LLP
PROXY VOTING POLICIES AND PROCEDURES

BPI Global Asset Management LLP (the "Registrant") does not physically vote proxies. The Registrant has engaged the services of Institutional Shareholder Services ("ISS") to vote proxies and provide research concerning matters contained on the proxies. ISS ensures that each proposal in a company's proxy circular is voted. As a general matter, the Registrant has directed them, unless directed otherwise, to vote following management's recommendations for routine matters.

The Registrant's policy is to generally support cumulative voting, shareholders' rights and appointment of independent auditors. Other matters coming before shareholders are voted upon, after due consideration, in the manner considered to enhance shareholder value.

An Operations Administrator is responsible for monitoring corporate actions using the Institutional Shareholder Services system. The Registrant generally instructs ISS to follow management's recommended course of action for routine matters. This approach may result in a substantial number of votes following the recommendations of management. When considering voting, buying, selling, or holding the securities in the portfolios we manage, we pay particular attention to proposals regarding:

o        Excessive compensation
o        Stock option plans that cause excessive dilution
o        Takeover protection
o        Shareholder rights plans
o        Conservative and transparent accounting
o        Separation of roles of Chair and CEO
o        Board independence
o        Independent audit and compensation committees

If a matter is presented on a proxy circular that we believe would adversely affect shareholder value, we would instruct ISS to vote against that proposal irrespective of management's recommendation.

Research analysts, in consultation with portfolio managers, are responsible for making voting decisions. ISS is responsible for ensuring that proxies are submitted in a timely manner. The process is overseen by an Operations Administrator.

Institutional Shareholder Services provides information concerning the voting of shares for various types of investor groups. ISS votes the shares as directed and maintains a record of all votes. ISS also ensures that our shares are voted.

Records

A. ISS maintains the following records for votes cast: Copies of proxy statements received for client securities A record of each vote cast on behalf of a client.

B.   The Registrant maintains the following records:

                  A record of all oral and a copy of all written communications received and internal memoranda or similar documents created by the Registrant that were material to making a decision on voting client securities
                  A record of each client request for proxy voting information and the adviser's response, including the date of the request, the name of the client, and date of the response.
                  Proxy records are required to be kept in an easily accessible place for not less than five years, the first two years in an appropriate office of the adviser.

Conflicts of Interest

The Registrant believes that conflicts of interest involving itself and its interests will be few in number due to the Registrant's Code of Ethics' restriction on personal trading, and because it does not invest in its parent company and its few affiliates in the field of investment management. The following general guidelines should suffice for the limited conflict situation encountered.

A. The Registrant seeks to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of clients, on one hand, and those of the Registrant or any affiliated person of the clients, on the other hand. Registrant may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B. While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Registrant may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services or (ii) abstaining;

C. The Registrant shall not waive any conflict of interest or vote itself any conflicted proxies without the prior written approval of clients.

Miscellaneous.

A. A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection.

B. The Registrant shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Managers. The Registrant shall be responsible for complying with the disclosure and reporting requirements under Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940.

C. The Registrant may delegate its responsibilities hereunder to a proxy committee established from time to time or another reputable third party.

                             HARRIS ASSOCIATES L.P.
                             ----------------------

                      PROXY VOTING POLICIES AND PROCEDURES
                                    July 2003

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

                                VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

     1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

     2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

     3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

     4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

     5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

     6.   Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

     1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

     2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

     3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

     1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

     2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

     3. Harris will normally vote in favor of proposals to require expensing of options.

     4. Harris will normally vote against proposals to permit repricing of underwater options.

     5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

     6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

     7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

     Corporate Structure and Shareholder Rights

      Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

     1. Harris will normally vote in favor of proposals to increase authorized shares.

     2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

     3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

     4. Harris will normally vote against the issuance of poison pill preferred shares.

     5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

     6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

     Routine Corporate Matters

     Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

     Social Responsibility Issues

     Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

                        VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

                              CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

                                VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

Proxy Voting Services. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

Voting Ballots. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

                        Pzena Investment Management, LLC

                              Amended and Restated
                      Proxy Voting Policies and Procedures
                             Effective July 1, 2003
                                       and
                Further amended March 15, 2004 and August 1, 2004


I.   Requirements Described.
     ----------------------

     A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the "Advisers Act"), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser's fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients. In addition, Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.

     B. United Kingdom Code of Conduct Considerations. Certain offshore clients have contractually obligated PIM to vote proxies and take other corporate actions consistent with the UK Combined Code of
          Practice. This Combined Code is the UK equivalent of to the Sarbanes-Oxley Act. The Combined Code is mostly a prudential guide setting out the kinds of things investment firms should be watching out for in their portfolio companies in order to ensure shareholders derive value from their investments. With respect to proxy voting, the Combined Code emphasizes that investment advisers have a responsibility to make considered use of their votes. Best practice recommendations under the Combined Code for fulfilling this duty include meetings between the investment adviser and senior management of portfolio companies, and monitoring of portfolio companies' (1) governance arrangements (particularly those relating to board composition, structure, accountability and independence), (2) management compensation arrangements, (3) financial reporting; (4) internal controls, and (5) approach to corporate social responsibility.

     C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser's management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

          1. Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.

          2. An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

          3. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)

          4. No one can direct the investment manager's vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

          5. The client must periodically monitor the adviser's voting activities, and both the client's monitoring activities and the adviser's voting activities (including the votes cast in each particular case) must be documented.

II.      Procedures.
         -----------

A.   Introduction

         As of October 1, 2001, PIM ("PIM") began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. ("ISS"). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client portfolios and the U.S. companies in the Pzena Investment Management International--Pzena Global Value Service portfolio. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).1

         PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Checkfree/APL system. A direct link download has been established between Checkfree/APL and ISS. ISS assists us with our record keeping functions, as well as the mechanics of voting. As part of ISS's recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

B.   Compliance Procedures.

         PIM's standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst's compliance with such procedures when voting. The Director of Compliance is responsible for monitoring overall compliance with these procedures.

C.   Voting Procedures.

     1.   Determine Proxies to be Voted

          Based on the information provided by PIM via the direct link download established between Checkfree/APL and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against


--------------------
1 This default was phased in during early 2002 in order to give ISS time to customize their system. If we did not issue instructions for a particular proxy during the phase-in period. ISS marked the affected ballots based on the recommendations issued by ISS for that vote.

          PIM's records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling ADP and/or applicable Custodians.

          Pending votes will be forwarded first to the firm's Director of Compliance who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the Company's Annual Report, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms. 2 The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.

          If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Director of Compliance for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system. Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.

2.   Identify Conflicts and Vote According to Special Conflict Resolution Rules

          The primary consideration is that PIM act for the benefit of its clients and place its client's interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM's advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM's Director of
          Compliance, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

a.   PIM has identified the following areas of potential concern:

     o Where PIM manages any pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios.

     o Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

     o Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more


-------------------------
2 A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

          client portfolios.

     o Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.

              b. To address the first potential conflict identified above, PIM's Director of Compliance will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM's Director of Compliance who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

              c. To address the second potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM's clients (based on the client list generated by our Portfolio
                  Management System, Checkfree/APL). If the proponent of a shareholder proposal is a PIM client, the Director of
                  Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

              d. To address the third potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM's individual clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor or beneficiary thereof . If a director or director nominee is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

              e. To address the fourth potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.


              f. The following special rules shall apply when a conflict is noted in the red folder:

                  i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

                  ii. The identity of the  proponent of a  shareholder  proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

                  iii.If PIM has proxy voting  authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM's client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

                  iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy as stated in such disclosure.

                  v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

                  vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

              Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

              A designated member of PIM's client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation and PIM's recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy in the manner it deems to be in the best interest of the client.

              When PIM's conflicts resolution policies call for PIM to defer to ISS recommendations, PIM will make a case by case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from ISS on any potential conflicts it has or may have with respect to the specific vote. PIM will do this by making an email inquiry to disclosure@isspolicy.com. PIM will not do this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares which PIM accepted as an accommodation to a new client as part of an account funding, but then liquidated shortly thereafter because such securities were not in PIM's model.

              On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct which ISS posts on its website. This review will be conducted in February of each year before the start of proxy voting season.

3.       Vote

              Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

              The Research Analyst who is responsible for following the company votes the proxies for that company. If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special "Disclosure of Personal Holdings Form" (blank copies of which will be included in each red folder), and the Director of Research must sign off on the Research Analyst's votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director or employee of the firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

              Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

              a.  Support  management   recommendations   for  the  election  of
                  directors and appointment of auditors (subject to i below).

              b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

                  (i) With respect to incentive option arrangements:

                    o    The proposed plan is in excess of 10% of shares, or

                    o The company has issued 3% or more of outstanding shares in a single year in the recent past, or

                    o The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.

                           For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C +
                           D), where:

                              A = the number of shares reserved under the new plan/amendment;
                              B = the number of shares available under continuing plans;
                              C = granted but unexercised shares under all plans D = shares outstanding, plus convertible debt, convertible equity, and warrants

                  (ii)With  respect  to  severance,  golden  parachute  or other incentive compensation arrangements:

                    o The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's industry (based solely on information about those arrangements which may be found in the company's public disclosures and in ISS reports); or

                    o The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive's then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

                    o    The triggering mechanism in the proposed arrangement is
                         solely   within   the   recipient's    control   (e.g.,
                         resignation).

              c. Support facilitation of financings, acquisitions, stock splits and increases in shares of capital stock which do not discourage acquisition of the company soliciting the proxy.

              d.  Vote  against   shareholder   social  issue  proposals  unless
                  specifically required in writing by a client to support a particular social issue or principle.

              e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

              f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders' rights.

              g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

              h. Oppose vague, overly broad, open-ended or general "other business" proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor can not be ascertained.

              i. Make sure management is complying with current requirements of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

                    o PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

          In applying the above fee formula, PIM will use the following definitions:

                      --   Audit  fees  shall  mean fees for  statutory  audits,
                           comfort  letters,  attest  services,   consents,  and
                           review of filings with SEC

                      -- Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

                      -- Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

               o PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

               o PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

               o PIM generally will withhold votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

               o PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

          j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

          k. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

              It is understood that PIM's and ISS's ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating their records and forwarding proxies. As part of its new account opening process PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM's standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian. If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

              Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS's recommendations, however, since we will not have first hand knowledge of the companies and can not devote research time to them.

              Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM's clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.

         4.   Return Proxies

              The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Director of Compliance will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.

         5.   Changing a Vote

              Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.

III.     Corporate Actions
         -----------------

     PIM shall work with the clients' Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system's Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm's Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM's Operations Administrative Personnel also will check the Company's website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files.

     PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.

IV.  Client Disclosures

     On July 15, 2003, PIM sent all of its then existing clients a copy of these policies and procedures as amended and restated effective July 1, 2003, as well as a notice on how to obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM added a summary description of these policies and procedures to Schedule F of Part II of PIM's ADV, and disclosed in that document how clients may obtain information from PIM on how PIM has voted with respect to their securities. From and after July 15, 2003, PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

     PIM will provide proxy voting summary reports to clients, on request. With respect to PIM's mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

V.   Record Keeping
     --------------

     A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

     B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

          i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

          ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

          iii. The vote cast for each proposal overall as well as by account.

          iv. Records of any calls or other contacts made regarding specific proxies and the voting thereof.

          v.   Records  of  any  reasons  for   deviations   from  broad  voting
               guidelines.

          vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

          vii. A record of proxies that were not received, and what actions were taken to obtain them.

          viii.Copies of any written client  requests for voting summary reports
               (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests (these shall be kept in the REPORTS folder contained in the client OPS file).

VI.  Review of Policies
     ------------------

     The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM's proxy committee. This committee consists of PIM's Director of Research, Director of Compliance and at least one Portfolio Manager (who represents the interests of all PIM's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.


     Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003

     March 15, 2004  Amendments  approved by the Proxy  Committee as of March 5,
     2004

REMS Group
----------

The Real Estate Management Services Group, LLC ("REMS Group") hereby adopts these Proxy Voting Policies and Procedures for voting proxies received by accounts managed by the REMS Group.

1.       Background


         Rule 206(4)-6 under the Investment Advisors Act of 1940 requires an investment REMS Group that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the REMS Group votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures, and to disclose to clients how they may obtain information on how the REMS Group has voted their proxies. Furthermore, the REMS Group recognizes that the act of managing assets of clients consisting of common stock includes the voting of proxies related to the stock. In the case of employee benefit plans, the power to vote proxies lies exclusively with the plan trustee or named fiduciary, unless the power has been delegated to the investment REMS Group. Where the power to vote has been so delegated, the investment REMS Group has the fiduciary responsibility for voting the proxies in a manner that is in the best interests of the plan. Because REMS Group has such responsibility, it has implemented these Proxy Voting Policies and Procedures, which are designed to ensure that proxies are voted in an appropriate manner.

2.       Responsible Persons


         The Compliance Officer [or other person designated by the REMS Group] is responsible for monitoring corporate actions, monitoring voting decisions, and making sure that proxies are submitted timely. The Compliance Officer shall be responsible, consistent with these procedures, for deciding what is in the best interest of each client when determining how proxies are voted. Clients reserve the right to vote their own proxies or contractually to direct the REMS Group to vote their proxies in a certain manner.

3.       Conflicts of Interest


         The REMS Group recognizes that conflicts between itself and clients may arise in voting the proxies of public companies and that these conflicts must be addressed. The Compliance Officer shall be responsible for identifying potential conflicts of interest in regard to the proxy voting process. Where appropriate, the REMS Group will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients' best interest and is not the product of the conflict:

          A. provide the client with sufficient information regarding the shareholder vote and the REMS Group's potential conflict to the client and obtain the client's consent before voting;

          B. vote securities based on a pre-determined voting policy set forth in Section 4;

          C. vote client securities based upon the recommendations of an independent third party; or

          D. request the client to engage another party to determine how the proxies should be voted.

4.       Proxy Voting Policies

         REMS Group shall vote proxies related to securities held by any client in a manner solely in the best interests of the client. REMS Group shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, REMS Group and its employees shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.


         REMS Group has adopted the following specific voting policies:

A.       Corporate Governance


         Unless exceptional circumstances exist, REMS Group will vote against proposals that make it more difficult to replace Board members, including proposals to:

          i.   Stagger the Board;

          ii.  Overweight management on Board;

          iii. Introduce cumulative voting;

          iv.  Introduce unequal voting rights;

          v.   Create supermajority voting; or

          vi.  Establish pre-emptive rights.

B.       Takeovers

         REMS Group will vote in general against proposals that make it more difficult for a company to be taken over by outsiders, and in favor of proposals that attempt to do the opposite.

C.       Compensation Plans

         REMS Group will vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance. REMS Group will vote against incentive stock awards that act to concentrate significant amounts of stock in the hands of upper management.

D.       Capital Structure

         REMS Group will generally vote against proposals to move the company to another state less favorable to shareholders interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

E.       Board Size

         REMS Group will vote against any proposals that act to increase the size of the board beyond 15 members.

F.       Outside Directors

         REMS Group will vote against any proposal to allow the Chief Executive Officer to appoint outside directors, and in favor of any proposal to eliminate this ability. The Board's outside directors should not owe their position or allegiance to a member of management, but to the shareholders and/or independent board members alone.

G.       Multiple Director Positions

         REMS Group will generally vote against any Board member who is also a director of four or more different companies.

5.       Proxy Voting Procedures

     A. Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), the REMS Group will be responsible for voting the proxies related to that account.

     B. All proxies and ballots will be logged in upon receipt and the materials will be forwarded to REMS Group.

     C. Prior to voting, REMS Group will verify that he or she has the authority to vote, and if so, will determine whether his or her voting is subject to guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

     D. REMS Group will promptly vote proxies received in a manner consistent with these Proxy Voting Policies and Procedures and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

     E. REMS Group will note on the cover page of the proxy how he or she voted on each issue. The proxy will then be filed pursuant to Section 8 in the proper client's file and becomes a permanent part of the records of the REMS Group.

     F. On an ongoing basis, REMS Group will monitor corporate management of issuers whose securities are held by clients whose accounts REMS Group manages and where appropriate will communicate with the management of such issuers.

     G.   Periodically, the REMS Group will:

          1. Verify that all annual proxies for the securities held in the clients managed by the REMS Group have been received;

          2. Verify that each proxy received has been voted in a manner consistent with these Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

          3. Report to the client how each proxy sent to the REMS Group on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written manner;

          4. Review the files to verify that records of the voting of the proxies have been properly maintained; and

          5.   Verify  that  decisions  about how to vote was in accord with the
               investment   interests,   stated   objectives,   and   particular
               preferences, if stated or known, of the clients.

6.       Disclosure


         REMS Group shall, on an annual basis, provide clients with a concise summary of the REMS Group's proxy voting process, and upon request, to provide clients with a copy of these Proxy Voting Policies and Procedures, how they can obtain information from the REMS Group on how their securities were voted.


         REMS Group shall make such disclosure in the following manner:

     A. send the disclosure to the clients together with a periodic account statement;

     B.   send the disclosure to the clients by mail, or

     C. include the disclosure in the Part II of the REMS Group's Form ADV (if this option is selected, REMS Group must deliver (not merely offer) the revised brochure to existing clients within 180 days after publication, and should accompany the delivery with a letter identifying the new disclosure).

7.       Training


         REMS Group shall periodically, but at least annually, conduct training sessions on proxy voting that reacquaint relevant personnel with the REMS Group's policies on handling and voting proxies.

8.       Records


         REMS Group shall make and retain the following records in connection with proxy voting:

     A. A copy of each proxy statement that the REMS Group receives regarding client securities. REMS Group may satisfy this requirement by relying on a third party to make and retain, on its behalf, a copy of a proxy statement (provided that the REMS Group has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

     B. A record of each vote cast by the REMS Group on behalf of a client. REMS Group may satisfy this requirement by relying on a third party to make and retain, on its behalf, a record of the vote cast (provided that the REMS Group has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

     C. A copy of any document created by the REMS Group that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

     D. A copy of each written client request for information on how the REMS Group voted proxies on behalf of the client, and a copy of any written response by the REMS Group to any (written or oral) client request for information on how the REMS Group voted proxies on behalf of the requesting client.

                          HILLVIEW INVESTMENT TRUST II

                                     PART C

                                OTHER INFORMATION

ITEM 22. Exhibits:

        (a)(1) Certificate of Trust as filed with the State of Delaware on April 13, 2000 is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-34806), filed with the Securities and Exchange Commission (the "SEC") via EDGAR on August 10, 2000 ("PRE No. 1").

        (a)(2) Amended Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 333-34806), filed with the Securities and Exchange Commission (the "SEC") via EDGAR on October 28, 2003 ("PEA No. 6").

        (b)     Bylaws are incorporated herein by reference to PRE No. 1.

        (c) Instruments Defining Rights of Security Holders are incorporated herein by reference to Exhibits (a)(2) and (b) as filed with PRE No. 1.

        (d)(1) Investment Management Contract with Hillview Capital Advisors, LLC dated April 8, 2002 is incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 333-34806), filed with the SEC via EDGAR on October 30, 2002 ("PEA No. 4").

        (d)(2) Sub-Advisory Agreement with Harris Associates, L.P. for Hillview Alpha Fund is incorporated herein by reference to PEA No. 4.

        (d)(3) Sub-Advisory Agreement with Pzena Investment Management LLC for Hillview Alpha Fund is incorporated herein by reference to Exhibit (d)(4) of PEA No. 4.

        (d)(4) Sub-Advisory Agreement with Frontier Capital Management Company, LLC for Hillview Alpha Fund is incorporated herein by reference to Exhibit (d)(5) of PEA No. 4.

        (d)(5) Sub-Advisory Agreement with BPI Global Asset Management LLP for Hillview International Alpha Fund is incorporated herein by reference to Exhibit (d)(6) of PEA No. 4.

        (d)(6) Sub-Advisory Agreement with Harris Associates, L.P. for Hillview International Alpha Fund is incorporated herein by reference to Exhibit (d)(8) of PEA No. 4.

        (d)(7) Sub-Advisory Agreement with Ironwood Capital Management, LLC for Hillview International Alpha Fund is incorporated herein by reference to Exhibit (d)(9) of PEA No. 4.

        (d)(8) Investment Advisory Agreement with Real Estate Management Services Group LLC for Hillview/REMS Leveraged REIT Fund is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 333-34806), filed with the SEC via EDGAR on December 13, 2002 ("PEA 5").

        (d)(9) Investment Management Contract with Hillview Capital Advisors, LLC on behalf of Hillview/REMS Leveraged REIT Fund is incorporated herein by reference to Exhibit (d)(11) of PEA No. 5.

        (d)(10) Sub-Advisory   Agreement  with  Pinnacle   Associates  Ltd.  for
                Hillview International Alpha Fund is incorporated herein by reference to Exhibit (d)(11) of PEA No. 6.

        (d)(11) Sub-Advisory Agreement with Century Capital Management, LLC for Hillview Alpha Fund, filed herewith.

        (e)     Underwriting  Agreement  incorporated herein by reference to PRE
                No. 1.

        (e)(1) Amended Exhibit A to Underwriting Agreement is incorporated herein by reference to PEA No. 6.

        (f)     Not Applicable.

        (g)(1) Custodian Services Agreement is incorporated herein by reference to PRE No. 1.

        (g)(2) Foreign Custody Manager Delegation Agreement is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-34806) filed with the SEC via EDGAR on October 29, 2001 ("PEA No. 1").

        (g)(3) Amendment dated November 1, 2004 to Custodian Services Agreement with PFPC Trust Company, filed herewith.

        (g)(4) Form of Special Custody Account Agreement among the Trust, on behalf of REMS Real Estate Value-Opportunity Fund (formerly, Hillview/REMS Leveraged REIT Fund), PFPC Trust Company and National Financial Services LLC, filed herewith.

        (h)(1) Administration and Accounting Services Agreement is incorporated herein by reference to PRE No. 1.

        (h)(2) Transfer Agency Services Agreement is incorporated herein by reference to PRE No. 1.

        (h)(3) Amendment to Administration and Accounting Services Agreement, is incorporated herein by reference to PEA No. 4.

        (h)(4)  Amendment  dated  December  16,  2002  to   Administration   and
                Accounting   Services   Agreement  is  incorporated   herein  by
                reference to PEA No. 6.

        (h)(5) Amendment dated December 16, 2002 to Transfer Agency Services Agreement is incorporated herein by reference to PEA No. 6.

        (i)(1)  Opinion of Kirkpatrick & Lockhart LLP filed herewith.

        (i)(2) Opinion of Richards, Layton & Finger, P.A. as to the legality of shares being offered is incorporated herein by reference to PRE No. 1.

        (j)     Consent of Independent Accountants filed herewith.

        (k)     Not Applicable.

        (l) Initial Capital Agreement is incorporated herein by reference to PRE No. 1.

        (m)     Not Applicable.

        (n)     Not Applicable.

        (o)(1) Power of Attorney of the Trustees and Officers of the Registrant is incorporated herein by reference to PRE No. 1.

        (o)(2) Power of Attorney of Trustee is incorporated herein by reference to PEA No. 5.

        (p)(1) Code of Ethics for Hillview Investment Trust II is incorporated herein by reference to PRE No. 1.

        (p)(2)  Code  of  Ethics  for   Hillview   Capital   Advisors,   LLC  is
                incorporated herein by reference to PRE No. 1.

        (p)(3) Code of Ethics for Harris Associates, L.P. is incorporated herein by reference to PRE No. 1.

        (p)(4)  Code  of  Ethics  for  Pzena   Investment   Management   LLC  is
                incorporated herein by reference to Exhibit (p)(5) of PEA No. 6.

        (p)(5) Code of Ethics for Frontier Capital Management Company, LLC is incorporated herein by reference to Exhibit (p)(6) of PEA No. 6.

        (p)(6)  Code  of  Ethics  for  BPI  Global  Asset   Management   LLP  is
                incorporated herein by reference to Exhibit (p)(7)PRE No. 1.

        (p)(7)  Code  of  Ethics  for  Ironwood  Capital   Management,   LLC  is
                incorporated herein by reference to Exhibit (p)(9) of PEA No. 4.

        (p)(8) Code of Ethics for Real Estate Management Services Group LLC is incorporated herein by reference to Exhibit (p)(10) of PEA No. 5.

        (p)(9) Code of Ethics for Pinnacle Associates Ltd. is incorporated herein by reference to Exhibit (p)(10) of PEA No. 6.

        (p)(10) Code of Ethics of Century Capital Management, LLC, filed herewith.

ITEM 23. Persons Controlled by or under Common Control with Registrant

None.

ITEM 24. Indemnification

Articles VIII and IX of the Declaration of Trust of the Trust state:

Section 8.1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Trust or any Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad, negligence, or reckless disregard of the duties involved the conduct of the office of Trustee hereunder.

Section 8.2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by Delaware Act and other applicable law.

Section 8.3. Indemnification of Shareholders. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder of the Trust or any Portfolio or Class and not because of his acts or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable Portfolio (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Trust, on behalf of the affected Portfolio (or Class), shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of that Portfolio (or Class).

Section 9.7. ...Notwithstanding anything else herein to the contrary, any amendment to Article VIII that would have the effect of reducing the indemnification provided thereby to Covered Persons or to Shareholders or former Shareholders, and any repeal or amendment of this sentence shall each require the affirmative vote of Shareholders owning at least two-thirds of the Outstanding Shares entitled to vote thereon...

Article VII of the Bylaws of the Trust states:

Section 3. Indemnification. Every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by the Delaware Business Trust Act, these Bylaws and other applicable law.

Paragraph 8 of the Investment Management Contract between the Trust and its adviser states:

8. Limitation of Liability of Adviser and Indemnification. Adviser and its delegates, including any Sub-Adviser to any Fund or the Trust, shall not be liable and the Trust shall indemnify Adviser and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Adviser in the performance by Adviser of its duties from reckless disregard by Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Adviser even though paid by it.

Paragraphs 8 and 9 of each of the Sub-Advisory Agreements between the Trust and each sub-adviser states:

8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.      Indemnification.

(a) The Adviser and the Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.

(b) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser.

(c) The Sub-Adviser shall indemnify the Trust or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the
        Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.

Paragraph 7 of the Investment Management Contract between the Trust, on behalf of REMS Real Estate Value-Opportunity Fund (formerly, Hillview/REMS Leveraged REIT Fund) and Hillview Capital Advisors, LLC states:

7. Limitation of Liability of the Manager and Indemnification. The Manager and its delegates shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund, the Trust or any of the Fund's shareholders in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance by the Manager of its duties or from reckless disregard by the manager of its obligations and duties under this Contract. The Fund shall indemnify the Manager and its directors, officers and employees for any losses, damages, liabilities, costs and expenses ("Losses") as they are incurred by the Manager by reason of or arising out of any act or omission by the Trust under this Contract, or by any breach of warranty, representation or agreement hereunder, except to the extent that such losses arise as a result of the negligence of the Manager in the performance by the Manager of its duties under this Contract.

        Any person even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to the Fund or the Trust or acting with respect to any business of the Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Paragraphs 8 and 9 of the Investment Advisory Agreement between the Trust on behalf of REMS Real Estate Value-Opportunity Fund (formerly, Hillview/REMS Leveraged REIT Fund) and Real Estate Management Services Group LLC states:

8. Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, or its shareholders in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.      Indemnification.

(a) The Fund shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of fiduciary duty to the Trust.

(b) The Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (" Fund Losses") incurred by the Trust by reason of or arising out of any act or omission by the Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Fund Losses arise as a result of the negligence of the Trust.

Paragraphs 4.d and 6 of the Special Custody Account Agreement state:

4(d). Limitation of Custodian's and Broker's Liability. Custodian's duties and responsibilities are only as set forth in this Agreement. Subject to
        Section 4(b) above, Custodian shall act only upon receipt of an Advice from Broker regarding release or substitution of Collateral (which Advice will not be unreasonably withheld). Custodian shall not be liable or responsible for anything done, or omitted to be done, by it in good faith and in the absence of gross negligence, and may rely upon (and shall be protected in acting upon) any Advice, notice, Instruction or other communication which it reasonably believes to be genuine and authorized. As between Custodian and Broker, Broker shall indemnify and hold Custodian harmless with regard to any losses or liabilities of Custodian (including reasonable counsel fees) arising out of any act or omission of Custodian in accordance with any notice or instruction of Broker under this
        Agreement, including any Advice therefrom, except for losses or liabilities arising out of Custodian's gross negligence, recklessness, willful misconduct or bad faith.

        Notwithstanding anything in this Agreement to the contrary, Broker shall have no liability for any special, indirect or consequential damages, whether or not the likelihood of such loss or damage was known by Broker. Broker shall have no liability for losses or damages occurring by reasons directly or indirectly outside of Broker's control. The Customer shall indemnify Custodian for, and hold it harmless against, any loss, liability or expense incurred by Custodian, without negligence, willful misfeasance or bad faith on the part of Custodian. Notwithstanding anything in this Agreement to the contrary, Custodian shall have no liability for any special, indirect or consequential damages, whether or not the likelihood of such loss or damages was known by Custodian. Custodian shall have no liability for loss or damages occurring by reasons directly or indirectly outside of Custodian's control. In matters concerning or relating to this Agreement, Custodian shall not be responsible for compliance with any statute or regulation regarding the establishment or maintenance of margin credit, including but not limited to Regulation T and the other Margin Rules, or with any rules or regulations of the SEC . Custodian shall not be liable to any party for any acts or omissions of the other parties to this Agreement nor for compliance or non-compliance by Broker or Customer with the terms of this Agreement or for compliance or non-compliance with any other agreement to which Custodian is not a party.


6. Broker shall not be liable to Customer for any losses, costs, damages, liabilities or expenses suffered or incurred by Customer as a result of any transaction executed hereunder, or any other action taken or not taken by Broker hereunder for Customer's account at Customer's direction or otherwise, except to the extent that such loss, cost, damage, liability or expense is the result of Broker's negligence, willful misconduct or bad faith. Notwithstanding anything set forth in this Agreement, Broker shall not be liable for any losses caused directly or indirectly by any inability of Broker to perform occasioned by suspension of trading, wars, civil disturbances, strikes, natural calamities, labor or material shortages, government restrictions, acts or omissions of exchanges, specialists, markets, clearance organizations or information providers, delays in mails, delays or inaccuracies in the transmission of orders or information, governmental, exchange or self-regulatory organization laws, rules or actions, or any other causes beyond Broker's control, or for any consequential, incidental, punitive, special or indirect damages, economic loss or lost profits, even if Broker is advised of the possibility of such damages or loss.

Sections 1.2 and 2.4 of the Foreign Custody Manager Agreement between PFPC Trust Company and Hillview Investment Trust II states:

1.2. In acting as a Foreign Custody Manager, PFPC shall exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of Foreign Assets would exercise. PFPC shall reimburse and pay the Fund for any loss or damage suffered by the Fund as a result of the performance of PFPC's duties under this Section 1 where such loss or damage results from an act of negligence or willful misconduct on the part of PFPC hereunder; provided that the liability of PFPC hereunder shall not exceed the fair market value of any loss of assets resulting from such negligence or willful misconduct, at the time of such negligence or willful misconduct. Notwithstanding anything else in this document, PFPC shall not be liable to the Fund for any indirect, special, consequential or general damages. PFPC shall be indemnified by the Fund for any damages PFPC may incur in connection with the provision by PFPC of the services set forth in this Section 1 (provided that the provisions of Section 12(b) of the Fund Custody Agreement shall apply with respect to such indemnification and provided PFPC will not be indemnified for damages arising out of PFPC's failure to exercise the standard of care set forth in the first sentence of Section 1.2 above or for damages arising out of PFPC's willful misfeasance, bad faith, negligence or reckless disregard of its duties under Section 1.1 above).

2.4. PFPC shall exercise reasonable care, prudence and diligence in performing its duties pursuant to Section 2 hereof. PFPC shall reimburse and pay the Fund for any loss or damaged suffered by the Fund as a result of the performance of PFPC's duties under this Section 2 where such loss or damage results from an act of negligence or willful misconduct on the part of PFPC hereunder; provided that the liability of PFPC hereunder shall not exceed the fair market value of any loss of assets resulting from such negligence or willful misconduct, at the time of such negligence or willful misconduct. Notwithstanding anything else in this document, PFPC shall not be liable to the Fund for any indirect, special, consequential or general damages. PFPC shall be indemnified by the Fund for any damages PFPC may incur in connection with the provision by PFPC of the services set forth in this Section 2 (provided that the provisions of Section 12(b) of the Fund Custody Agreement shall apply with respect to such indemnification and provided PFPC will not be indemnified for damages arising out of PFPC's failure to exercise the standard of care set forth in the first sentence of Section 2.4 above or for damages arising out of PFPC's willful misfeasance, bad faith, negligence or reckless disregard of its duties under Section 2.1 above).

Paragraph  10  of  the  Underwriting   Agreement  between  the  Trust  and  PFPC
Distributors, Inc. states:

10.     Indemnification.

(a) The Fund agrees to indemnify and hold harmless the PFPC Distributors and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, attorneys' fees and disbursements and liabilities under the Securities Laws and any state and foreign securities and blue sky laws) arising directly or indirectly from any action or omission to act which PFPC Distributors takes in connection with the provision of services to the Fund. Neither PFPC Distributors, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by PFPC Distributors' or its affiliates' own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement.

(b) The Fund agrees to indemnify and hold harmless PFPC Distributors, its officers, directors, and employees, and any person who controls PFPC Distributors within the meaning of Section 15 of the 1933 Act, free and harmless (a) from and against any and all claims, costs, expenses (including reasonable attorneys' fees) losses, damages, charges, payments and liabilities of any sort or kind which PFPC Distributors, its officers, directors, employees or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact contained in the Fund's Registration Statement, Prospectus, or Statement of Additional Information (including amendments and supplements thereto), or (ii) any omission, or alleged omission, to state a material fact required to be stated in the Fund's Registration Statement, Prospectus, Statement of
        Additional Information or sales literature (including amendments or supplements thereto), necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished to the Fund by PFPC Distributors or its affiliated persons for use in the Fund's Registration Statement, Prospectus, or Statement of Additional Information or sales literature (including amendments or supplements thereto), such indemnification is not applicable; and (b) from and against any and all such claims, demands, liabilities and expenses (including such costs and counsel fees) which you, your officers and directors, or such controlling person, may incur in connection with this Agreement or PFPC Distributors' performance hereunder (but excluding such claims, demands, liabilities and expenses (including such costs and counsel fees) arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in any Registration Statement or any Prospectus or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any Registration Statement or any Prospectus or necessary to make the statements in either thereof not misleading), unless such claims, demands, liabilities and expenses (including such costs and counsel fees) arise by reason of PFPC Distributors' willful misfeasance, bad faith or gross negligence in the performance of PFPC Distributors' duties hereunder. The Fund acknowledges and agrees that in the event that PFPC Distributors, at the request of the Fund, is required to give indemnification comparable to that set forth in this paragraph to any broker-dealer selling Shares of the Fund or servicing agent servicing the shareholders of the Fund and such broker-dealer or servicing agent shall make a claim for indemnification against PFPC Distributors, PFPC Distributors shall make a similar claim for indemnification against the Fund.

(c) PFPC Distributors agrees to indemnify and hold harmless the Fund, its several officers and Board Members and each person, if any, who controls a Portfolio within the meaning of Section 15 of the 1933 Act against any and all claims, costs, expenses (including reasonable attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which the Fund, its officers, Board Members or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its officers or Board Members, or any controlling person resulting from such claims or demands arose out of the acquisition of any Shares by any person which may be based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Fund's Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), or any omission, or alleged omission, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished or confirmed in writing to the Fund by PFPC Distributors or its affiliated persons (as defined in the 1940
        Act). The foregoing rights of indemnification shall be in addition to any other rights to which the Fund or any such person shall be entitled to as a matter of law.

(d) In any case in which one party hereto (the "Indemnifying Party") may be asked to indemnify or hold the other party hereto (the "Indemnified Party") harmless, the Indemnified Party will notify the Indemnifying
        Party promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification (an "Indemnification Claim") against the Indemnifying Party, although the failure to do so shall not prevent recovery by the Indemnified Party, and shall keep the Indemnifying Party advised with respect to all developments concerning such situation. The Indemnifying Party shall have the option to defend the Indemnified Party against any Indemnification Claim which may be the subject of this indemnification, and, in the event that the Indemnifying party so elects, such defense shall be conducted by counsel chosen by the Indemnifying Party and satisfactory to the Indemnified Party, and thereupon the Indemnifying Party shall take over complete defense of the Indemnification Claim and the Indemnified Party shall sustain no further legal or other expenses in respect of such Indemnification Claim. In the event that the Indemnifying Party does not elect to assume the defense of any such suit, or in the case the Indemnified Party reasonably does not approve of counsel chosen by the Indemnifying Party, or in case there is a conflict of interest between the Indemnifying Party or the Indemnified Party, the Indemnifying Party will reimburse the Indemnified Party for the fees and expenses of any counsel retained by the Indemnified Party. The Fund agrees promptly to notify PFPC Distributors of the commencement of any litigation or proceedings against the Fund or any of its officers or directors in connection with the issue and sale of any Shares. The Indemnified Party will not confess any Indemnification Claim or make any compromise in any case in which the Indemnifying Party will be asked to provide indemnification, except with the Indemnifying Party's prior written consent.

Paragraphs 12 and 13 of the Custodian Services Agreement between the Fund and PFPC Trust Company states:

12.     Indemnification.

(a) The Fund, on behalf of each Portfolio, agrees to indemnify and hold harmless PFPC Trust from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities laws and any state or foreign securities or blue sky laws, and amendments thereto, and expenses, including (without limitation) attorneys' fees and disbursements), arising directly or indirectly from any action or omission to act which PFPC Trust takes (i) in connection with providing its service hereunder, (ii) at the request or on the direction of or in reliance on the advice of the Fund or (iii) upon Oral Instructions or Written Instructions. PFPC Trust shall not be indemnified against any liability (or any expenses incident to such liability) arising out of PFPC Trust's willful misfeasance, bad faith, negligence or reckless disregard of its duties under this Agreement.

(b) Upon the assertion of a claim for which either party may be required to indemnify the other under this Agreement, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

13.     Responsibility of PFPC Trust.

(a) PFPC Trust shall be under no duty to take any action on behalf of the Fund or any Portfolio except as specifically set forth herein or as may be specifically agreed to by PFPC Trust in writing. PFPC Trust shall be obligated to exercise due care and diligence in the performance of its duties hereunder, to act in good faith and to use its best efforts, within reasonable limits, in performing services provided for under this Agreement. PFPC Trust shall be liable for any damages arising out of PFPC Trust's failure to perform its duties under this Agreement, and shall indemnify the Fund for such damages, to the extent such damages arise out of PFPC Trust's willful misfeasance, bad faith, negligence or reckless disregard of its duties under this Agreement.

(b) Without limiting the generality of the foregoing or of any other provision of this Agreement, PFPC Trust shall not be under any duty or obligation to inquire into and shall not be liable for (i) the validity or invalidity or authority or lack thereof of any Oral Instruction or Written Instruction, notice or other instrument which PFPC Trust reasonably believes to be genuine; or (ii) subject to section 10, delays, errors, loss of data or other losses occurring by reason of circumstances beyond PFPC Trust's control, including acts of civil or military authority, national emergencies, fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(c) Notwithstanding anything in this Agreement to the contrary, neither PFPC Trust nor its affiliates shall be liable to the Fund or to any Portfolio for any consequential, special or indirect losses or damages which the Fund may incur or suffer, whether or not the likelihood of such losses or damages was known by PFPC Trust or its affiliates.

Paragraphs 12 and 13 of the Administration and Accounting Services Agreement between PFPC Inc. and the Trust state:

12.     Indemnification.

(a) The Fund, on behalf of each Portfolio, agrees to indemnify and hold harmless PFPC and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Laws and any state or foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) attorneys' fees and disbursements arising directly or indirectly from any action or omission to act which PFPC takes (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral Instructions or Written Instructions. Neither PFPC, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of PFPC's or its affiliates' own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement. Any amounts payable by the Fund hereunder shall be satisfied only against the relevant Portfolio's assets and not against the assets of any other investment portfolio of the Fund.

(b) Upon the assertion of a claim for which the either party may be required to indemnify the other under this Agreement, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

13.     Responsibility of PFPC.

(a) PFPC shall be under no duty to take any action on behalf of the Fund or any Portfolio except as specifically set forth herein or as may be specifically agreed to by PFPC in writing. PFPC shall be obligated to exercise care and diligence in the performance of its duties hereunder and to act in good faith and to use its best efforts, within reasonable limits, in performing services provided for under this Agreement. PFPC shall be liable for any damages arising out of PFPC's failure to perform its duties under this Agreement and shall indemnify the Fund for such damages to the extent such damages arise out of PFPC's willful misfeasance, bad faith, gross negligence or reckless disregard of such duties.

(b) Without limiting the generality of the foregoing or of any other provision of this Agreement, (i) PFPC shall not be liable for losses beyond its control, provided that PFPC has acted in accordance with the standard of care set forth above; and (ii) PFPC shall not be liable for
        (A) the validity or invalidity or authority or lack thereof of any Oral Instruction or Written Instruction, notice or other instrument which conforms to the applicable requirements of this Agreement, and which PFPC reasonably believes to be genuine; or (B) subject to Section 10, delays or errors or loss of data occurring by reason of circumstances beyond PFPC's control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(c) Notwithstanding anything in this Agreement to the contrary, neither PFPC nor its affiliates shall be liable to the Fund or to any Portfolio for any consequential, special or indirect losses or damages which the Fund or any Portfolio may incur or suffer by or as a consequence of PFPC's or any affiliates' performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by PFPC or its affiliates.

Paragraphs 12 and 13 of the Transfer Agency Services Agreement between the Trust and PFPC Inc. state:

12.     Indemnification.

(a) The Fund agrees to indemnify and hold harmless PFPC and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) attorneys' fees and disbursements, arising directly or indirectly from
        (i) any action or omission to act which PFPC takes (a) at the request or on the direction of or in reliance on the advice of the Fund or (b) upon Oral Instructions or Written Instructions or (ii) the acceptance, processing and/or negotiation of checks or other methods utilized for the purchase of Shares. Neither PFPC, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of PFPC's or its affiliates' own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement, provided that in the absence of a finding to the contrary the acceptance, processing and/or negotiation of a fraudulent payment for the purchase of Shares shall be presumed not to have been the result of PFPC's or its affiliates own willful misfeasance, bad faith, gross negligence or reckless disregard of such duties and obligations.

(b) Upon the assertion of a claim for which either party may be required to indemnify the other under this Agreement, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

13.     Responsibility of PFPC.

(a) PFPC shall be under no duty to take any action on behalf of the Fund except as specifically set forth herein or as may be specifically agreed to by PFPC in writing. PFPC shall be obligated to exercise care and diligence in the performance of its duties hereunder and to act in good faith in performing services provided for under this Agreement. PFPC shall be liable for any damages arising out of PFPC's failure to perform its duties under this Agreement, and shall indemnify the Fund for such damages, to the extent such damages arise out of PFPC's willful misfeasance, bad faith, gross negligence or reckless disregard of such duties.

(b) Without limiting the generality of the foregoing or of any other provision of this Agreement, (i) PFPC, shall not be liable for losses beyond its control, provided that PFPC has acted in accordance with the standard of care set forth above; and (ii) PFPC shall not be under any duty or obligation to inquire into and shall not be liable for (A) the validity or invalidity or authority or lack thereof of any Oral Instruction or Written Instruction, notice or other instrument which conforms to the applicable requirements of this Agreement, and which PFPC reasonably believes to be genuine; or (B) subject to Section 10, delays or errors or loss of data occurring by reason of circumstances beyond PFPC's control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(c) Notwithstanding anything in this Agreement to the contrary, neither PFPC nor its affiliates shall be liable to the Fund for any consequential, special or indirect losses or damages which the Fund may incur or suffer by or as a consequence of PFPC's or its affiliates' performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by PFPC or its affiliates.

ITEM 25. Business and Other Connections of Investment Advisers

Hillview Capital Advisors, LLC, a Delaware limited liability company, ("Hillview Advisors") serves as adviser or manager to the Hillview Investment Trust II as well as a variety of individuals and institutions. Hillview Advisors' principal business address is 700 The Times Building, Ardmore, Pennsylvania 19003.
Hillview Advisors is a registered investment adviser registered under the Investment Adviser's Act of 1940. During the last two fiscal years, no director or officer of Hillview Advisors has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

BPI Global Asset Management LLP, serves as a sub-adviser for the Hillview International Alpha Fund and is a registered investment adviser registered under the Investment Adviser's Act of 1940. Information as to the substantial business affiliations of the directors and officers of BPI is as follows:


      Name and Position with the Adviser       Other Company                  Position With Other Company
      ----------------------------------       -------------                  ---------------------------
      Peter W. Anderson                        CI Fund Management Inc.        Executive Vice President
      Manager
      Ryan R. Burrow                           None                           N/A
      President, Managing Director and
      Manager
      Paul Holland                             None                           N/A
      Managing Director
      Daniel R. Jaworski                       None                           N/A
      Managing Director and Chief Investment
      Officer
      Michael J. Killeen                       CI Fund Management Inc.        General Counsel and Corporate
      Secretary                                                               Secretary
      Stephen A. MacPhail                      CI Fund Management Inc.        Executive Vice President, Chief
      Manager                                                                 Operating Officer and Chief
                                                                              Financial Officer
      Pablo Salas-Schoofield                   None                           N/A


      Managing Director


Century Capital Management, LLC, a Delaware limited liability company, serves as a sub-adviser to Hillview Alpha Fund and is a registered investment adviser registered under the Investment Adviser's Act of 1940. In addition, Century is the investment adviser to investment companies and certain private limited partnerships and separately managed accounts. Except as set forth below, the members, managing partners, officers and managing directors of Century have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors, officers and/or employees of Century. The address of Century Capital Management Trust, CCP Capital, Inc., CCP Capital II, LLC, CCP Capital III, Inc. and Sachem Partners, LLC is 100 Federal Street, 29th Floor, Boston, MA 02110.




      Name and Position with the Adviser       Other Company                       Position With Other Company
      ----------------------------------       -------------                       ---------------------------
      Davis R. Fulkerson, Managing Partner,    Century Capital Management Trust    Trustee
      Managing Director, Member of the
      Executive Committee                      CCP Capital II, LLC                 Managing Member

                                               CCP Capital III, Inc.               Director


                                               iArchives, Inc.                     Director


                                               eReinsure, Inc.                     Director


                                               RewardsPlus of America, Inc.        Director


      Alexander L. Thorndike,                  Century Capital Management Trust    Chairman of the Board of
      Managing Partner, Managing Director,                                         Trustees (Vice Chairman until
      Member of the Executive Committee                                            January 2004) and CIO


                                               CCP Capital II, LLC                 Managing Member

                                               Sachem Partners, LLC                Manager


      Steven Alfano, Managing Director         Century Capital Management Trust    CCO and Secretary


                                               CCP Capital II, LLC                 Managing Member

                                               CCP Capital III, Inc.               Secretary and Treasurer



                                      C-13




      Paul Berg,                               Strong Capital Management, Inc.     Senior Vice President (until December 2002)
      Managing Director

      Allan W. Fulkerson, Member of the        Century Capital Management Trust    Chairman and Trustee (until January 2004)
      Executive Committee
                                               CCP Capital, Inc.                   President and Director


                                               CCP Capital II, LLC                 Managing Member


                                               CCP Capital III, Inc.               Director


                                               HCC Insurance Holdings, Inc.        Director


                                               Argonaut Group, Inc.                Director


                                               International Financial Group,      Director
                                               Inc.


                                               Asset Allocation & Management       Director
                                               Company, LLC


                                               CenCo LLC                           Director

                                               Montpelier Re Holdings, Ltd.        President and Director


                                               CenCorp, Inc.                       Director



                                      C-14



      James B. Stradtner, Managing Director    CCP Capital II, LLC                 Managing Member

                                               CCP Capital III, Inc.               Director

                                               Century Merchant Bankers LLC        President (until June 2003)


                                               Montgomery Mutual Insurance Co.     Director

                                               Legal Mutual Liability Insurance    Director
                                               Society of Maryland

                                               Cairnstone, Inc                     Director

                                               CORE Insurance Holdings, Inc.       Director

                                               MasterCare, Inc.                    Director

                                               National Healthcare Resources,      Director
                                               Inc.

                                               Cathedral Capital, PLC              Director

                                               Asset Allocation & Management       Director
                                               Company, LLC


Frontier Capital Management Company, LLC ("Frontier"), a Massachusetts limited liability company, serves as a sub-adviser to Hillview Alpha Fund and is a registered investment adviser registered under the Investment Adviser's Act of 1940. During the last two fiscal years, no director or officer of Harris Associates LP has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

Harris Associates L.P., an Illinois partnership, serves as a sub-adviser to Hillview Alpha Fund and Hillview International Alpha Fund and is a registered investment adviser registered under the Investment Adviser's Act of 1940. During the last two fiscal years, no director or officer of Harris Associates LP has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

Ironwood Capital Management, LLC, a Massachusetts limited liability company, serves as a sub-adviser to the Hillview Alpha Fund and is a registered investment adviser registered under the Investment Adviser's Act of 1940. During the last two fiscal years, no director or officer of Ironwood Capital Management, LLC has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

The sole business activity of Pinnacle Associates, Ltd., 335 Madison Avenue, New York, NY, 10017 ("Pinnacle") is to provide investment advisory services. Pinnacle is a registered investment adviser registered under the Investment Adviser's Act of 1940. Information as to any substantial business affiliations of the trustees and officers of Pinnacle is as follows:


      Name and Position with the Adviser       Other Company               Position With Other Company
      ----------------------------------       -------------               ---------------------------
      Peter Marron                             Matrix Capital Group        President
      Senior Vice President

                                      C-15


The sole business activity of Pzena Investment Management, 120 West 45th Street,
34th Floor, New York, NY 10036 ("Pzena") is to serve as an investment adviser.
Pzena is a registered investment adviser registered under the Investment
Adviser's Act of 1940. Information as to the substantial business affiliations of the Executive Officers of Pzena is as follows:

      Name and Position with the Adviser       Other Company               Position With Other Company
      ----------------------------------       -------------               ---------------------------
        Richard S. Pzena, Managing             None                        N/A
        Principal, CEO
        William L. Lipsey, Managing            None.                       N/A
        Principal, Marketing & Client Service
        John P. Goetz, Managing Principal,     None                        N/A
        Research
        Amelia C. Jones, Managing Principal,   None.                       N/A
        Operations and Administration
        A. Rama Krishna, Managing Principal,   Citigroup Asset             Chief Investment Officer and Head -
        Large Cap Portfolio Manager            Management, NY, NY          Institutional & International; Member,
                                                                           Citigroup Management Committee.
        Katherine Kozub Grier, General         None                        N/A
        Counsel, Director of Compliance

Real Estate Management Services Group LLC ("REMS Group"), a Florida limited liability company, serves as the investment adviser to the Hillview/REMS
Leveraged REIT Fund. The sole business activity of REMS Group, 1100 Fifth Street
South, Suite 301, Naples, Florida 34102 is to serve as an investment adviser.
REMS Group is a registered investment adviser registered under the Investment
Adviser's Act of 1940. Information as to the members of REMS Group is as follows:

      Name and Position with the Adviser       Other Company               Position With Other Company
      ----------------------------------       -------------               ---------------------------
      Edward W. Turville                       None                        N/A
        Member, Chairman and Managing
        Director
      John E. Webster                          None                        N/A
        Member and Director of Research
      Thomas E. Beach                          Beach Investment Counsel    Managing Director
        Member
      John Whitaker                            Trammell Crow Company       Managing Director
        Member
      Michael Shelly                           Richard Bowers & Co.        Executive Vice President
          Member


Item 26.  Principal Underwriter
--------  ---------------------

(a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of September 16, 2004:

                  AB Funds Trust
                  AFBA 5Star Fund, Inc.
                  Atlantic Whitehall Funds Trust

                  ASA Debt Arbitrage Fund LLC
                  ASA Hedged Equity Fund LLC
                  ASA Managed Futures Fund LLC
                  ASA Market Neutral Equity Fund LLC Columbia Floating Rate Fund Columbia Floating Rate Advantage Fund Columbia Institutional Floating Rate Fund Forward Funds, Inc Harris Insight Funds Trust Hillview Investment Trust II Kalmar Pooled Investment Trust Matthews Asian Funds Metropolitan West Funds The RBB Fund, Inc.
                  RS Investment Trust
                  Scudder Investments VIT Funds
                  Stratton Growth Fund, Inc.
                  Stratton Monthly Dividend REIT Shares, Inc.
                  The Stratton Funds, Inc.
                  Trainer, Wortham First Mutual Funds
                  Van Wagoner Funds
                  Weiss, Peck & Greer Funds Trust
                  Wilshire Mutual Funds, Inc.
                  WPG Large Cap Growth Fund
                  WPG Tudor Fund

        Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  BlackRock Provident Institutional Funds
                  BlackRock Funds, Inc.
                  International Dollar Reserve Fund I, Ltd.
                  BlackRock Bond Allocation Target Shares

                Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  Northern Funds Trust
                  Northern Institutional Funds Trust

        Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  ABN AMRO Funds

        PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

(b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

        Brian Burns             Chairman, Chief Executive Officer, Director and
                                President
        Michael Denofrio        Director
        Nick Marsini            Director
        Rita G. Adler           Chief Compliance Officer

        Christine A. Ritch      Chief Legal Officer, Assistant Secretary and
                                Assistant Clerk
        Steven B. Sunnergerg    Secretary and Clerk
        Christopher S. Conner   Vice President and Anti-Money Laundering Officer
        Bradley A. Stearns      Assistant Secretary and Assistant Clerk
        Julie Bartos            Assistant Secretary and Assistant Clerk
        Kristen Nolan           Assistant Secretary and Assistant Clerk
        Craig Stokarski         Treasurer and Financial & Operations Principal
        Douglas D. Castagna     Controller and Assistant Treasurer
        Bruno DiStefano         Vice President
        Susan K. Moscaritolo    Vice President

(c)     Not applicable.

ITEM 27. Location of Accounts and Records

The books and other documents required by paragraph (b)(4) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's adviser, Hillview Capital Advisors, LLC, 700 The Times Building, Ardmore, Pennsylvania 19003. All other accounts, books and other documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and portfolio accounting service provider, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, 19809.

ITEM 28. Management Services

Not Applicable.

ITEM 29. Undertakings

         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Ardmore, and the Commonwealth of Pennsylvania, on the 28th day of October, 2004.

                                 HILLVIEW INVESTMENT TRUST II

                        By:      /s/David M. Spungen
                                 ----------------------
                                 David M. Spungen
                                 Trustee and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons on the dates and in the capacities indicated.


             Signature                                 Title
             ---------                                 -----

/s/Robert M. Bowen                                    Trustee                            October 28, 2004
-------------------------------------
Robert M. Bowen*

/s/Richard D. Driscoll                                Trustee                            October 28, 2004
-------------------------------------
Richard D. Driscoll*

/s/Richard W. Hutson                                  Trustee                            October 28, 2004
-------------------------------------
Richard W. Hutson*

/s/David M. Spungen                            Trustee and President                     October 28, 2004
-------------------------------------
David M. Spungen

/s/Robert W. Uek                                      Trustee                            October 28, 2004
-------------------------------------
Robert W. Uek*

/s/Joseph A. Bracken                                 Treasurer                           October 28, 2004
-------------------------------------
Joseph A. Bracken

*By:  /s/Joseph A. Bracken                                                               October 28, 2004
-------------------------------------
Joseph A. Bracken
Attorney-in-Fact (Pursuant to Power
of Attorney)
